Exhibit 10.5

CURTISS-WRIGHT CORPORATION
RETIREMENT PLAN

AMENDED AND RESTATED,
effective as of JANUARY 1, 2010,
except as otherwise specified

i

TABLE OF CONTENTS

PREAMBLE		1

ARTICLE 1: DEFINITIONS		3

ARTICLE 2: ELIGIBILITY		15

2.01	Eligibility for Participation	15
2.02	Break in Service	16
2.03	Treatment of Periods of Military Service, Disability and other Leaves of Absence	16

ARTICLE 3: COMPANY CONTRIBUTIONS		18

3.01	Amount	18
3.02	Payment	18
3.03	Forfeitures	18
3.04	Return of Company Contributions	18

ARTICLE 4: CASH BALANCE ACCOUNT		19

4.01	Escalating Annuity Benefit and Cash Balance Account	19
4.02	Pay Based Credits	19
4.03	Cost of Living Adjustment	19
4.04	Vesting	20
4.05	Distribution of Escalating Annuity Benefit and Cash Balance Account	20
4.06	Death Benefit	20
4.07	Amount of Escalating Annuity Benefits	21
4.08	Supplemental Credits	21

ARTICLE 5: VESTING		23

5.01	Vesting Schedule	23
5.02	Break in Service	25
5.03	Forfeiture and Restoration of Vesting Years of Service and Credited Service	25
5.04	Applicability of Prior Vesting Schedule	26

ARTICLE 6: AMOUNT AND COMMENCEMENT OF RETIREMENT BENEFIT		28

6.01	Normal Retirement	28
6.02	Minimum Retirement Benefits	36
6.03	Early Retirement	36
6.04	Deferred Retirement	37
6.05	Termination of Service After August 31, 1994	37
6.06	Employee Contributions	37
6.07	Deferred Commencement of Benefits	37
6.08	Deductions for Disability Benefits	38
6.09	Mandatory Commencement of Benefits	38
6.10	Maximum Retirement Benefit	38
6.11	Prior Plan Benefit	40
6.12	Supplemental Benefit	47
6.13	Reemployment Following Commencement of Annuity Payments	47

ARTICLE 7: FORM OF BENEFIT PAYMENT		48

7.01	Normal Form of Payment	48
7.02	Optional Forms of Payment for All Benefits	48
7.03	Minimum Distributions and Limitation on Optional Forms of Payment	50
7.04	Notice to Married Participants	51
7.05	Mandatory Cashout of Small Benefits	51
7.06	Annuity Contract Nontransferable	52
7.07	Conflicts With Annuity Contracts	52
7.08	Rollovers	52
7.09	Waiver of Thirty (30) Day Notice Period	54
7.10	Delayed Commencement of Normal Retirement Benefit	54
7.11	Limitation on Benefits In the Event of a Liquidity Shortfall	56
7.12	Limitations Based on Funded Status of the Plan	57
7.13	Limitations on Unpredictable Contingent Event Benefit	58

ARTICLE 8: DEATH BENEFITS		59

8.01	Pre-Retirement Death Benefit	59
8.02	Post-Retirement Death Benefit	60
8.03	Payment to Beneficiary	60
8.04	Required Distributions	60
8.05	Return of Contributions	61

ARTICLE 9: RETIREMENT BENEFITS UNDER COLLECTIVE BARGAINING AGREEMENTS		62

9.01	Eligibility for Employees Subject to a Collective Bargaining Agreement	62
9.02	Amount, Form, and Commencement of Retirement Benefit	62
9.03	Credited Service	81
9.04	Definitions	84

ARTICLE 10: MERGER OF METAL IMPROVEMENT COMPANY, INC. AND CURTISS-WRIGHT FLIGHT SYSTEMS/SHELBY, INC. CONTRIBUTORY RETIREMENT PLANS		85

10.01	Merger Date	85
10.02	Eligibility	85
10.03	Retirement Benefits	85
10.04	Prior Accrued Benefit	86
10.05	Vesting	86
10.06	Transfer of Assets	86

ARTICLE 11: ADMINISTRATION		87

11.01	Plan Administrator	87
11.02	Administrative Committee’s Authority and Powers	87
11.03	Delegation of Duties	87
11.04	Compensation	88
11.05	Exercise of Discretion	88
11.06	Fiduciary Liability	88
11.07	Indemnification by Company	88
11.08	Plan Participation by Fiduciaries	88
11.09	Payment of Expenses	89

ARTICLE 12: AMENDMENT AND TERMINATION OF PLAN		90

12.01	Amendment	90
12.02	Procedure for Amendment	91
12.03	Company’s Right to Terminate Plan	91
12.04	Consequences of Termination	91
12.05	Special Restrictions on Benefits	91

ARTICLE 13: MERGER OF PLAN AND TRANSFER OF ASSETS OR LIABILITIES		93

13.01	Merger or Transfer	93
13.02	Transfer from Trust	93
13.03	Transfer to Trust and Transfer Account	93

ARTICLE 14: SPECIAL PROVISIONS FOR NON-KEY EMPLOYEES		94

14.01	Effective Date	94
14.02	Determination of Top-Heavy Status	94
14.03	Minimum Benefit	97
14.04	Minimum Vesting	98

ARTICLE 15: GENERAL PROVISIONS		99

15.01	Trust Fund Sole Source of Payments for Plan	99
15.02	Exclusive Benefit	99
15.03	Binding Effect	99
15.04	Nonalienation	99
15.05	Claims Procedure	100
15.06	Location of Participant or Beneficiary Unknown	101
15.07	Applicable Law	101
15.08	Rules of Construction	101

ARTICLE 16: TRANSFERS		102

SCHEDULE A 1: EARLY RETIREMENT FACTORS ON OR AFTER SEPTEMBER 1, 1994		105

SCHEDULE A 2: DEFERRED RETIREMENT FACTORS ON OR AFTER SEPTEMBER 1, 1994		106

SCHEDULE B: RETIREMENT PLAN RATES IN FORCE FOR PURPOSES OF ARTICLE 6.13(B)(II)(D)		107

SCHEDULE C: EARLY RETIREMENT FACTORS FOR DEFERRED VESTED EMPLOYEES WHO TERMINATED EMPLOYMENT PRIOR TO SEPTEMBER 1, 1994 AND PRIOR TO AGE 55 (CONTRIBUTORS)		108

SCHEDULE D: EARLY RETIREMENT FACTORS FOR EARLY COMMENCEMENT OF DEFERRED VESTED PENSIONS		109

SCHEDULE E: JOINT AND SURVIVOR FACTORS		110

SCHEDULE F: EARLY RETIREMENT FACTORS (UNION EMPLOYEES)		111

SCHEDULE G 1: WOOD-RIDGE DEFERRED PENSION RATES		112

CURTISS-WRIGHT CORPORATION RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2010,
except as otherwise specified

PREAMBLE

          The Curtiss-Wright Contributory Retirement Plan (the “Prior Plan”), a defined benefit pension plan, was established effective May 1, 1953 for eligible non-union Employees of the Curtiss-Wright Corporation (the “Company”). The benefits under the Prior Plan were also available to the Company’s union employees whose collective bargaining units negotiated for these benefits.

          Effective December 31, 1991, the Curtiss-Wright Pension Plan was merged into the Prior Plan. The Prior Plan was in full force and operation through August 31, 1994.

          Effective September 1, 1994, the Prior Plan was renamed the Curtiss-Wright Corporation Retirement Plan (the “Plan”) and was amended and restated in its entirety (the “September 1, 1994 Restatement”). Also effective September 1, 1994, the Metal Improvement Company, Inc. Retirement Income Plan and the Curtiss-Wright Flight Systems/Shelby, Inc. Contributory Retirement Plan were merged into the Plan. The September 1, 1994 Restatement included special effective dates for certain provisions thereof, in accordance with the requirements of the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993 and regulations and rulings thereunder. Subsequent to the September 1, 1994 Restatement, the Plan was amended from time to time.

          Effective January 1, 2001, the Plan was amended and restated in its entirety (the “January 1, 2001 Restatement”), and included special effective dates for certain provisions thereof, in accordance with the requirements of the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, the Community Renewal Tax Relief Act of 2000, or the Economic Growth and Tax Relief Reconciliation Act of 2001 and regulations and rulings thereunder. Subsequent to the January 1, 2001 Restatement, the Plan has been amended from time to time.

          Effective January 1, 2007 the Curtiss Wright Electro-Mechanical Division Pension Plan was merged into the Plan, and is now designated as the EMD Component of the Plan.

          The Company hereby amends and restates the Plan in its entirety, effective as of January 1, 2010; provided, however, that the effective date of any provision or provisions of the Plan shall, to the extent required by specific provisions of the Plan, the Economic Growth and Tax Relief Reconciliation Act of 2001 (with technical corrections made by the Job Creation and Worker Assistance Act of 2002), the Pension Funding Equity Act of 2004, the American Jobs Creation Act of 2004, the Pension Protection Act of 2006, the Heroes Earnings Assistance and Relief Tax Act of 2008 and the Worker, Retiree, and Employer Recovery Act of 2008.

          Until the applicable effective dates of the provisions of the Plan as hereby amended and restated, the January 1, 2001 Restatement shall continue in full force and effect and its provisions shall be amended and restated as of the applicable effective dates described herein, without any termination or gap or lapse in time or effect.

          The amount of benefits, forms of benefit, benefits payable upon a Participant’s death, and commencement of benefits for Participants who are non-union employees are set forth in Articles 4, 5, 6, 7, and 8. The amount of benefits, benefits payable upon death, and commencement of benefits for Participants who are union employees are set forth in Article 9.

ARTICLE 1: DEFINITIONS

Wherever used herein, the following terms shall have the following meanings unless the context otherwise requires:

1.01	“Actuarial Equivalent” means the value determined on the basis of applicable factors set forth below, or as otherwise specifically set forth in the Plan.

(a)

All lump sums other than those attributable to the Cash Balance Account that are paid to participants after age fifty-five (55), regardless of whether the participant terminated prior to age fifty-five (55), will use an immediate annuity factor times the early retirement factor at that age. All lump sums other than those attributable to the Cash Balance Account paid before age fifty-five (55) will use a deferred annuity factor deferred to age sixty-five (65). For calculating the Cash Balance Account, the Escalating Annuity Benefit is adjusted to payment age as described in Articles 4.07(b) and (c), multiplied by the complete expectation of life of the Participant, at the date of determination, based on the IRS Mortality Table.

(b)

For a non-escalating annuity that commences prior to Early Retirement Date, the 1983 GAM table for Males and Females with an eighty percent (80%) weighting on the male table’s q and a twenty percent (20%) weighting on the female table’s q. The interest rate is six percent (6%). The early retirement reduction factor will be based on benefit payments that would have commenced at age sixty-five (65), reduced without subsidy to an age below fifty-five (55).

(c)

For calculating Joint & Survivor reduction factors which are applied to a Life Annuity benefit, the applicable mortality table and interest rate shall be the mortality table derived by using a fixed blend of fifty percent (50%) of the male mortality rates and fifty percent (50%) of the female mortality rates from the 1983 Group Annuity Mortality Table with ages set forward two (2) years for participants and ages set back one (1) year for beneficiaries and an interest rate of seven percent (7%).

(d)

For calculating lump sum factors for benefits other than escalating benefits, converting the Cash Balance Account into an immediate level annuity, deriving the employee annuity associated with employee contributions with interest at a specified date, the applicable mortality table and interest rate shall be the IRS Mortality Table and the IRS Interest Rate.

(e)

All lump sums that are paid to participants will use an immediate annuity factor times the early retirement factor at that age. The early retirement factor for benefits commencing prior to age 55 for the non-escalating annuity benefit is actuarially reduced from age 65 using the IRS Interest Rate and the IRS Mortality Table. For the escalating annuity benefit, early retirement factors for all ages are actuarially reduced, as described in Article 4.07(b) and (c).

(f)

For converting an amount payable as an escalating annuity to a lump sum, the amount of the annuity shall be multiplied by the complete expectation of life of the Participant, at the date of determination, based on the IRS Mortality Table. For converting an amount payable as an escalating annuity to any other form of benefit, the amount shall first be converted to a lump sum as above, the lump sum shall be converted to an immediate single life annuity using whatever factors are then otherwise used in the Plan to convert annuities to lump sums, and the single life annuity will be converted to any other form of annuity using whatever factors are otherwise used in the Plan to convert single life annuities to other forms of annuities.

(g)

Notwithstanding the foregoing, in calculating the amount of a lump sum payment with an Annuity Starting Date on or after January 1, 2008, in no event shall the lump sum payment be less than the lump sum amount determined on the basis of the IRS Interest Rate and the IRS Mortality Table in accordance with the terms of the Plan as in effect on December 31, 2007.

1.02

“Administrative Committee” shall mean the person(s) appointed by the Company to act on behalf of the Company as the sponsor and “named fiduciary” (within the meaning of Section 402(a)(2) of ERISA), as appropriate, with respect to Plan administrative matters. When performing any activity or exercising any authority under the provisions of the Plan, the Administrative Committee shall be deemed to act solely on behalf of the Company, and not in an individual capacity.

1.03

“Affiliated Company” means any company not participating in the Plan which is a member of a controlled group of corporations, as defined in Section 414(b) of the Code, which also includes as a member the Company; any trade or business under common control, as defined in Section 414(c) of the Code, with the Company; any organization, whether or not incorporated, which is a member of an affiliated service group, as defined in Section 414(m) of the Code, which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing sentence, for purposes of Article 6.10 and Article 1.25, the definitions in Sections 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.

1.04	“Age” means the age attained by a Participant, expressed in years and months.

1.05

“Annuity Starting Date” means the first day of the period for which an amount is payable as an annuity or, if a benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit. The Annuity Starting Date for a Participant receiving payments under the provisions of Article 9.02(c) shall be his Normal Retirement Date.

1.06

“Average Compensation” means the average of a Participant’s Compensation over the sixty (60) consecutive months within the last one hundred twenty (120) months which produces the highest average. If the Participant has less than sixty (60) months of Service, Compensation is averaged over the Participant’s months of Service from the date of his employment to his date of termination of employment. Average Compensation shall be determined in accordance with such uniform rules uniformly applicable to all employees similarly situated as shall be prescribed by the Administrative Committee.

With respect to any Participant who is rehired by the Company after January 31, 2010, the Average Compensation of such Participant for purposes of calculating his or her Normal Retirement Benefit in accordance with Article 6.01 shall be frozen as of his or her previous termination of employment date. Notwithstanding the preceding sentence, a rehired Participant’s Compensation earned after rehire after January 31, 2010 will be taken into considerations when calculated his or her pay based credits in accordance with Article 4.02.

1.07

“Beneficiary” means the individual or entity designated as such by a Participant pursuant to the Plan or otherwise entitled to receive any payment pursuant to the Plan upon the death of the Participant. If with respect to any payment no individual or entity has been designated by a Participant, or no designated Beneficiary survives the Participant, the Participant’s Beneficiary shall be (a) the Participant’s surviving Spouse, if living at the time of such payment; or in default thereof (b) the Participant’s estate.

1.08	“Board of Directors” means the Board of Directors of the Company.

1.09	“Casual Employee” means an Employee who, under the Company’s generally applicable payroll and human resources practices,

(a) is hired for an assignment of a limited nature and duration, which shall not exceed 90 days; and

(b) is classified as being in inactive status upon the completion of an assignment, subject to recall for another assignment of limited nature and duration.

1.10	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the corresponding provisions of any subsequently enacted Federal tax laws.

1.11

“Company” means Curtiss-Wright Corporation, including any affiliate or subsidiary of the Company which shall adopt this Plan for its employees, with the approval of the Company, and any other corporation, partnership, business association or proprietorship which shall have assumed in writing the obligations of the Plan and Trust, with the approval of the Company, including any successor as a result of a statutory merger, purchase of assets or any other form of reorganization of the business of the Company.

1.12

“Compensation” means, except as defined in Article 6.12(b), all of each Participant’s regular or base salary or wages, including overtime pay, commissions and payments under the Company’s incentive compensation plans or bonus plans.

Compensation shall include only that Compensation which is actually paid to the Participant during the applicable period, provided, however, payments under the Company’s cash based incentive compensation plans and for accrued vacation pay shall be taken into account in the periods to which such payments relate. Except as provided elsewhere in this Plan, the applicable period shall be the Plan Year. Effective January 1, 2009, Compensation shall also include “differential wage payments” pursuant to the Heroes Earnings Assistance and Relief Tax Act of 2008.

Compensation shall also include any amount which is contributed by the Company pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under a “qualified cash or deferred arrangement,” as defined in Section 401(k) of the Code, or under a “cafeteria plan,” as defined in Section 125 of the Code, or under a qualified transportation fringe as defined in Section 132(f) of the Code. Compensation shall also include any amount that would have been payable to the

Employee but for a deferral election made by the Employee under the Curtiss-Wright Corporation Executive Deferred Compensation Plan, which amount shall be deemed to have been paid at the time at which it would have been paid in the absence of such election, provided, however, that no amount shall be included in an Employee’s Compensation pursuant to this sentence if the inclusion of such amount would cause the Plan to fail to comply with any nondiscrimination provision of the Code.

For Plan Years beginning on or after January 1, 2002, the annual compensation of each Participant taken into account under the Plan shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. In determining benefit accruals in Plan Years beginning on or after January 1, 2002, the annual compensation limit described in this paragraph shall be taken into account, for determination periods beginning before January 1, 2002.

For Plan Years beginning on or after January 1, 1994 and prior to January 1, 2002, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA ’93 annual compensation limit. The OBRA ’93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (determination period) beginning in such calendar year.

For Plan Years beginning on or after January 1, 1994 and prior to January 1, 2002, (i) any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA ’93 annual compensation limit set forth in this provision; and (ii) if Compensation for any Plan Year beginning before January 1, 1994 is taken into account in determining an Employee’s contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year.

Effective on and after January 1, 1989 and before January 1, 1994, Compensation taken into account for any purpose under the Plan, including the determination of Average Compensation, shall not exceed $200,000 per year. As of January 1 of each calendar year on and after January 1, 1990 and before January 1, 1994, the applicable limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the limitation on Compensation to be taken into account under the Plan for such calendar year and all prior calendar years, in lieu of the $200,000 limitation set forth above, or as previously adjusted.

Special Provisions applicable under Prior Plan:

(a)

Notwithstanding any provision in this Plan to the contrary, however, subject to any limitations imposed under Section 401(a)(17) of the Code, effective for periods prior to September 1, 1994, Compensation shall mean:

	(i)	for each calendar month prior to July 1, 1970, 1/12th of his basic salary (on an annual basis) in effect at the beginning of each Plan Year; and

	(ii)	for each calendar month after June 30, 1970, 1/12th of the sum of his basic salary (on an annual basis) in effect at the beginning of each Plan

Year, plus any cash payments he received in the prior Plan Year under the Company’s Modified Incentive Compensation Plan;

and shall remain constant throughout each particular Plan Year (except for the effect on the last half of the 1970 Plan Year of cash payments received in 1969 under the Company’s Modified Incentive Compensation Plan) regardless of increases or decreases in actual salary. In the case of an Employee not eligible to participate under the Plan at the beginning of a Plan Year, his Compensation for the remaining months of that Plan Year shall be 1/12th of his basic salary (on an annual basis) in effect on his eligibility date.

	(b)	For purposes only of subparagraphs 3(c)(i)(B) of Article III of the Prior Plan, Compensation means:

		(i)	prior to July 1, 1970, the basic salary or basic wages actually paid to the Employee in the particular Plan Year;

		(ii)	after June 30, 1970, the basic salary or basic wages plus cash payments under the Company’s Modified Incentive Compensation Plan actually paid to the Employee in the particular Plan Year; and

(iii)

after July 1, 1982, basic salary, basic wages or compensation received under either the Company’s Modified Incentive Compensation Plan or the Metal Improvement Company bonus plan shall not be considered under this Plan as reduced on account of any deferral or contribution which is made pursuant to the Curtiss-Wright Corporation Deferred Compensation Plan (a tax qualified defined contribution plan, subsequently renamed the Curtiss-Wright Corporation Savings and Investment Plan, herein, “the Savings Plan”). Basic salary, basic wages or Compensation received under either the Company’s Modified Incentive Compensation Plan or the Metal Improvement Company bonus plan shall be calculated as if no deferral or contributions were made to the Savings Plan.

“Basic salary or basic wages” of an Employee means his basic salary or basic wages only, and shall in no case include any amounts paid to him as overtime, bonuses, deferred compensation or additional compensation of any sort.

1.13

“Covered Compensation” means, for any Participant, the average of the taxable wage bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the Participant attains his Social Security Retirement Age. No increase in Covered Compensation shall decrease a Participant’s Accrued Benefit under the Plan. In determining a Participant’s Covered Compensation for any Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is made.

1.14	“Credited Service” means completed years and calendar months of employment and shall include the following:

(a) All periods of employment of an Employee with the Company, and periods of employment with an Affiliated Company while such Affiliated Company is a participating employer in the Plan.

(b) A period of Leave of Absence recognized under Article 2.03.

(c)

For periods on or after May 1, 1966 and before December 31, 1991, Credited Service of an Employee eligible to participate in this Plan shall include Service which would be creditable under the Curtiss-Wright Pension Plan for any periods of his employment not included as Credited Service under paragraphs (a) and (b) above.

(d) For a continuous period up to two years while an Employee is in receipt of Disability Payments as provided in Article 2.03(b).

Notwithstanding any provision in this Plan to the contrary, for purposes of determining Credited Service, an Employee shall be credited with a calendar month of Service for a month in which such Participant completes one (1) Hour of Service. This provision shall apply only in the month of hire and the month of separation of Service.

Special Provisions applicable under Prior Plan

For purposes of determining Credited Service for the Prior Plan, the following provisions shall apply:

(i) Only Employees who were participants under the terms of the Prior Plan shall be entitled to Credited Service.

(ii)

Credited Service shall mean completed years and calendar months of employment, including periods of employment with the Company or an Affiliated Company following his most recent date of hire preceding December 31, 1991.

Special Provisions applicable to Employees of Acquired Entities

The Credited Service of Employees who were formerly employed by entities that were acquired by the Company shall be subject to the special rules set forth in Schedule J.

1.15

“Disability Payments” means payments received under the Company’s long-term or short-term disability plans, payments received under the workers’ compensation law (excluding statutory payments for loss of any physical or bodily member such as a leg, arm or finger), or solely with respect to an Employee who is not covered by the Company’s long-term disability plan, payments of a Social Security disability pension received on account of a disability incurred while an Employee.

1.16

“Early Retirement Date” means the date on which a Participant has attained at least age fifty-five (55) and completed at least five (5) Years of Credited Service, or three (3) Years of Credited Service, effective January 1, 2008.

A Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits pursuant to Article 6.03 of the Plan.

1.17

“Effective Date” The original effective date of the Prior Plan was May 1, 1953. The effective date of this amendment and restatement of the Plan is January 1, 2010, except as otherwise provided herein, or as required by applicable law.

1.18	“Employee” means any person employed by the Company who receives compensation other than a pension, severance pay, retainer, or fee under contract but excluding:

(a) Any Leased Employee; and

(b)

Any person deemed to be an independent contractor by the Company and paid by the Company in accordance with its practices for the payment of independent contractors, including the provision of tax reporting on Internal Revenue Service Form 1099, notwithstanding any subsequent reclassification of such person for any purpose under the Code, whether agreed to by the Company or adjudicated under applicable law.

The term “employee,” as used in the Plan, means any individual who is employed by the Company or an Affiliated Company as a common law employee of the Company or an Affiliated Company, regardless of whether the individual is an “Employee,” and any Leased Employee.

1.19	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the corresponding provisions of any subsequently enacted pension laws.

1.20

“Fiduciary” means any person that exercises any discretionary authority or discretionary control respecting the management or disposition of Plan assets or renders any investment advice for a fee or other compensation or exercises any discretionary authority or responsibility for the administration of the Plan.

1.21	“Highly Compensated Employee” means, for a Plan Year, any employee of the Company or an Affiliated Company (whether or not eligible for membership in the Plan) who:

(a) was a 5 percent owner of the Company (as defined in Section 416(i) of the Code) for such Plan Year or the prior Plan Year, or

(b)

for the preceding Plan Year received remuneration (as defined in Article 6.10(b)) in excess of $80,000, and, pursuant to the Company’s top-paid group election, was among the highest 20 percent of employees of the Company for the preceding Plan Year when ranked by remuneration paid for that year and excluding, for the purpose of such determination, employees described in Section 414(q)(5) of the Code. The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.

Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Company or an Affiliated Company which constitutes income from sources within the United States shall be disregarded for all purposes of this Article 1.21.

The Company’s top-paid group election, shall be used consistently in determining Highly Compensated Employees for determination years of all employee benefit plans of the Company and Affiliated Companies for which Section 414(q) of the Code applies (other than a multiemployer plan) that begin with or within the same calendar year, until such election is changed by Plan amendment in accordance with IRS requirements.

The provisions of this Article 1.21 shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Article 1.21 inconsistent therewith.

“Highly Compensated Former Employee” means for a Plan Year any former employee of the Company or an Affiliated Company who had terminated employment prior to the Plan Year and who was a Highly Compensated Employee for either the year of termination or any Plan Year ending on or after the employee’s 55th birthday.

1.22	“Hour of Service” means:

(a)

Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company. These hours will be credited to the Employee for the computation period in which the duties are performed; and

(b)

Each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or Leave of Absence. No more than five hundred one (501) Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period); and

(c)

Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same Hours of Service will not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Section 414(n) or (o) of the Code and the regulations thereunder.

Notwithstanding any provision in this Plan to the contrary, Hours of Service shall not be credited for severance pay.

The Hours of Service credited shall be determined as required by Section 2530.200b-2(b) and (c) of the Labor Regulations.

1.23

“IRS Interest Rate” means, effective January 1, 2008, the annual rate of interest prescribed under Section 417(e)(3)(C) of the Code (as in effect on and after the first day of the 2008 Plan Year), as determined for the first full calendar month preceding the applicable Stability Period. For Plan Years beginning before January 1, 2008, IRS Interest Rate means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the first full calendar month preceding the applicable Stability Period, which rate is the interest rate published in Federal Reserve release H.15, or its successor, as the average yield on a 30-year Treasury Constant Maturities for said month.

1.24

“IRS Mortality Table” means, effective January 1, 2008, the mortality table prescribed in Section 417(e)(3)(B) of the Code (as in effect on and after the first day of the 2008 Plan Year). However, when determining the amount of a benefit with an Annuity Starting Date prior to January 1, 2008 and on or after December 31, 2002, the IRS Mortality Table means the mortality table prescribed by Revenue Ruling 2001-62.

1.25

“Leased Employee” means any person (other than a common law employee of the Company) who, pursuant to an agreement between the Company and any other person (“leasing organization”), has performed services for the Company or any related persons determined in accordance with Section 414(n)(6) of the Code on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction of or control by the Company. In the case of any person who is a Leased Employee before or after a period of service as an Employee, the period during which he has performed services as a Leased Employee for the Company or Affiliated Company shall be counted solely for purposes of determining eligibility to participate in the Plan and vesting in the Plan to the extent such service would be recognized for other Employees; however, the Leased Employee shall not, by reason of that status, become a Participant in the Plan or accrue any benefit under the plan for the period during which he was a Leased Employee.

1.26

“Leave of Absence” means any leave of absence which may be granted by the Company in accordance with reasonable standards and policies uniformly observed and consistently applied and may include, by way of illustration and not limitation, leaves of absence granted because of illness of the Employee or of his family members, but shall specifically exclude any period during which the Employee is in receipt of Disability Payments.

1.27

“Life Annuity” means, for other than the Escalating Annuity Benefit, a benefit payable in equal monthly amounts for the life of the annuitant and ceasing with the payment made on the first day of the month in which the annuitant dies, or, for the Escalating Annuity Benefit, the benefit form described in the second paragraph of Article 4.01.

1.28	“Limitation Year” means the Plan Year.

1.29	“Maternity/Paternity Leave” means a temporary cessation from active employment with the Company or with any Affiliated Company, for any of the following reasons:

	(a)	the pregnancy of the Employee;

	(b)	the birth of a child of the Employee;

(c) the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

(d)

the caring for such child for a period beginning immediately following such birth or placement; provided, however, that in order for an Employee’s absence to qualify as a Maternity/Paternity Leave of Absence, the Employee must furnish the Administrative Committee in a timely manner, with such information and documentation as the Administrative Committee may reasonably request to establish that the absence from work is for reasons referred to above and the number of days for which there was such absence.

1.30	“Normal Retirement Age” means the later of:

(a) the date a Participant attains age sixty-five (65); or

(b) the fifth (5th) anniversary (the third (3rd) anniversary effective January 1, 2008) of the date as of which the Participant commenced employment.

A Participant shall become fully vested in his Normal Retirement Benefit upon attaining his Normal Retirement Age.

1.31	“Normal Retirement Date” means the first day of the month coinciding with or next following the Participant’s Normal Retirement Age.

1.32	“Participant” means a person who meets the requirements of Article 2, 9 or 10 for participation in the Plan, including a former Participant.

1.33	“Plan” means the Curtiss-Wright Corporation Retirement Plan, as set forth herein and as it may be amended.

1.34	“Plan Year” means the calendar year:

1.35	“Prior Plan” means Curtiss-Wright Contributory Retirement Plan, established on May 1, 1953, and which was in full force and operation through August 31, 1994.

1.36

“Qualified Joint and Survivor Annuity” means an immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse, which is equal to one-half of the amount which is payable during the joint lives of the Participant and the Spouse, and which is the amount of benefit which can be purchased with the actuarial equivalent of the Participant’s vested retirement benefit.

1.37

“Service” means all periods of employment with the Company. The period of employment begins when a Participant first completes one (1) Hour of Service and ends on the earlier of the date the Employee resigns, is discharged, retires, dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Company. If an Employee is absent for any reason and returns to the employ of the Company before incurring a One-Year Break in Service, he will receive credit for his period of absence up to a maximum of twelve (12) months. Service subsequent to a One-Year Break in Service will be credited as a separate period of employment.

1.38

“Social Security Retirement Age” means age 65 with respect to a Participant who was born before January 1, 1938; age 66 with respect to a Participant who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954.

1.39

“Spouse” means a person of the opposite sex of the Participant who is the Participant’s husband or wife as provided in the Defense of Marriage Act of 1996, and any former Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code (“QDRO”).

1.40	“Stability Period” means the Plan Year in which occurs the Annuity Starting Date for the distribution.

1.41	“Temporary Employee” means an Employee who, under the Company’s generally applicable payroll and human resources practices,

(a) is hired for a specific assignment of limited scope that will have a duration of at least 90 days; and
(b) is hired subject to the condition that he will be terminated upon completion of such specific assignment.

1.42	“Trust” means the trust created by the Trust Agreement.

1.43

“Trust Agreement” means the agreement entered into with a bank or trust company establishing the Trust under the Plan for the purpose of holding contributions under the Plan and for the payment of benefits under the Plan, as such agreement may be amended from time to time.

1.44	“Trust Fund” means the assets of the Trust.

1.45

“Trustee” means the person or persons acting as trustee or trustees hereunder at any time or from time to time. A Trustee shall be deemed to be a “named fiduciary” pursuant to Section 402(a)(1) of ERISA.

1.46

“Vesting Year of Service” means any Plan Year during which the Employee is credited with at least one thousand (1,000) Hours of Service. Vesting Years of Service shall include all Years of Service determined as of August 31, 1994, for which such Employee received a Year of Service for vesting purposes under the terms of the Prior Plan, or under the terms of either the Metal Improvement Company Retirement Income Plan or the Curtiss-Wright Flight Systems/Shelby, Inc. Retirement Plan. If the Company maintains the Plan of a predecessor employer, Service with such employer will be treated as Service for the Company.

Special Provisions applicable to Employees of Acquired Entities

The Vesting Years of Service of Employees who were formerly employed by entities that were acquired by the Company shall be subject to the special provisions set forth in Schedule J.

1.47	“Year of Eligibility Service” means, with respect to any Employee, the 12-month period of employment with the Company or any Affiliated Company, whether or not as an Employee, beginning on the date he first completes an Hour of Service upon hire or rehire, or any Plan Year beginning after that date, in which he first completes at least 1,000 Hours of Service.

1.48	“Year of Credited Service” means each year with the Company with respect to which benefits are treated as accruing on behalf of the Participant for such year pursuant to Article 1.14 of the Plan.

1.49	“Year of Service” means, unless otherwise indicated, twelve (12) consecutive months of Service.

ARTICLE 2: ELIGIBILITY

2.01	Eligibility for Participation.

(a)

Any nonrepresented Employee and any represented Employee whose union has negotiated a benefit under this Plan, not described in this paragraph (a), shall be eligible to participate in the Plan as of the date he completes his Year of Eligibility Service, provided that he then satisfies the following eligibility requirements:

		(i)	He shall be a salaried or hourly Employee; and

(ii)

He shall either be employed by the Company in the United States, or, if he is in the employ of a participating subsidiary and/or constituent corporation now or hereafter organized under the laws of a country, or political subdivision thereof, foreign to the United States of America, he shall be a citizen of the United States of America.

Notwithstanding any provision hereof to the contrary, an Employee who is hired or rehired after January 31, 2010 (or any Employee acquired by the Company or an Affiliated Company after January 31, 2010) shall not be eligible to accrue benefits under Article 6 of the Plan. Such Employee shall be eligible to accrue benefits under Article 4 of the Plan, and any other benefits not specifically excluded in the preceding sentence.

(b)

In addition to the above, any nonrepresented Employee and any represented Employee whose union had negotiated a benefit under this Plan, employed by the Company as of September 1, 1994, became a Participant under this Plan as of September 1, 1994.

(c)

Special Provisions applicable to Employees of Acquired Entities: The eligibility of Employees who were formerly employed by entities that were acquired by the Company and Employees who are employed at facilities or operations that were acquired by the Company subsequent to the acquisition thereof, and the Vesting Years of Service of Employees who were formerly employed by entities that were acquired by the Company shall be subject to the special rules set forth in Schedule J.

(d)

Notwithstanding any provision hereof to the contrary, an Employee who is classified as a Casual Employee or as a Temporary Employee shall not be eligible to become a Participant in the Plan even in the event that such Casual Employee or Temporary Employee shall work 1,000 hours for the Company.

(e)

Notwithstanding any provision herein foregoing, effective February 1, 2010, any Employee who was (1) a Participant in the Plan; (2) accruing benefits under the provisions of Article 6; and (3) was on an approved Leave of Absence before February 1, 2010 shall continue to be eligible to accrue benefits under the provisions of Article 6 if he or she returns from an approved Leave of Absence after January 31, 2010 and satisfies either (i) or (ii) below:

		(i)	if the Leave of Absence was as a result of military service, the Employee must return to the Company while his reemployment rights were protected by law.

		(ii)	if the Leave of Absence was not covered under (i) above, the Employee must return to the employ of the Company on or before the expiration of the Leave of Absence.

If the Employee does not satisfy either (i) or (ii) above, he or she will not be eligible to accrue benefits under Article 6 of the Plan. He or she shall be eligible to accrue benefits under Article 4 of the Plan and any other benefits not specifically excluded in the preceding sentence.

(f)

An Employee who has transferred from an eligible to an ineligible location under the provisions of Article 16(d)(i) will continue to accrue benefits under the provisions of Article 6, even if such Employee subsequently transfers to another location after January 31, 2010.

(g)

An Employee who has transferred from a represented position to a nonrepresented position under the provisions of Article 16(d)(iii) after January 31, 2010 shall not be eligible to accrue benefits in accordance with the provisions of Article 6 on or after the date of such transfer.

2.02	Break in Service.

There are no Breaks in Service under the terms of this Plan. All periods of employment shall be aggregated for the purpose of determining whether an Employee has satisfied the requirements of Section 2.01.

2.03	Treatment of Periods of Military Service, Disability and other Leaves of Absence.

(a)

Notwithstanding any provision hereof, a Participant’s Service, as taken into account under the Plan for purposes of vesting and for purposes of determining eligibility for and the amount of his retirement benefits hereunder, in accordance with Articles 4, 6 and 9, shall include, to the extent required by law, any period of absence from service with the Company due to a period of service in the uniformed services of the United States which occurs after the date the Participant meets the eligibility requirements for membership in the Plan. If he shall have returned to the service of the Company after having applied to return while his reemployment rights were protected by law, the Participant shall be deemed to have earned Compensation during the period of absence at the rate he would have received had he remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant’s rate of compensation during the 12-month period immediately preceding such period of absence (or if shorter, the period of employment immediately preceding such period).

(b)

In the event a Participant incurs a disability while an Employee and becomes entitled to Disability Payments on account of such disability, the Participant shall continue to accrue benefits under the provisions of Articles 4 and 6 and shall continue to be credited with Vesting Years of Service for the period he is in receipt of the Disability Payments, up to a maximum continuous period of twenty-four months (including any applicable waiting period for such Disability Payments provided that after the expiration of such waiting period the Participant becomes entitled to Disability Payments). For purposes of computing the benefit accrued by a Participant under this paragraph (b), a Participant shall be deemed to have earned Compensation during the period he is accruing a benefit under this paragraph (b) at the rate of Compensation he was receiving immediately prior to the date he ceased active employment on account of the disability. A Participant who is entitled to Disability Payments and who is credited with at least five Vesting Years of Service (three Vesting Years of Service effective January 1, 2008) may elect at any time by written advance application to the Administrative Committee to cease further accruals under the provisions of this paragraph (b) and in lieu thereof to commence receipt of payments under the applicable provisions of the Plan.

A Participant who made the election in the preceding sentence after January 31, 2010 shall not be eligible to accrue benefits determined in accordance with Article 6 if he or she is rehired after January 31, 2010. A Participant, who is entitled to Disability Payments and is rehired after January 31, 2010 with the Company, before the end of the twenty-four month period described above, shall continue to be eligible to accrue benefits under the Provisions of Article 6. A Participant who is rehired after January 31, 2010, and after the end of the twenty-four month period described above shall not be eligible to accrue benefits under Article 6 of the Plan on or after such rehire date. He or she shall be eligible to accrue benefits under Article 4 of the Plan and any other benefits not specifically excluded in the preceding sentence.

(c)

Notwithstanding any provisions of the Plan to the contrary, an Employee’s period of Leave of Absence not otherwise included under paragraph (a) or (b) above, shall be included for purposes of determining vesting and for purposes of determining the amount of his retirement benefits hereunder in accordance with Articles 4, 6, and 9, provided that the Employee returns to the employ of the Company at or before the expiration of the Leave of Absence. If the Employee receives credit for service under the preceding sentence, the Employee shall be deemed to have earned Compensation during the Leave of Absence at the rate of pay he was receiving immediately prior to his Leave of Absence.

(d)

Notwithstanding any provisions of the Plan to the contrary, an Employee who dies or incurs a disability on or after January 1, 2007 while performing qualified military service shall be treated as if he returned to the service of the Company on the day preceding his death or disability and terminated employment the following day.

ARTICLE 3: COMPANY CONTRIBUTIONS

3.01	Amount.

Effective September 1, 1994, no contribution shall be required of any Participant as a condition of his participation in the Plan. The Company shall contribute to the Plan, for each Plan Year at least the amount, if any, necessary to satisfy the minimum funding requirements of the Code for such Plan Year.

3.02	Payment.

Company contributions for any Plan Year shall be paid in cash to the Trustee no later than the date prescribed by Section 412 of the Code and the regulations thereunder for meeting the minimum funding requirements for such Plan Year.

3.03	Forfeitures.

Any forfeitures arising under the Plan shall be used to reduce the Company’s contribution.

3.04	Return of Company Contributions.

A contribution made by the Company may be returned to the Company if:

(a) the contribution is made by the reason of a mistake of fact, provided such contribution is returned within one year of the mistaken payment; or

(b)

the contribution is conditioned on its deductibility for Federal income tax purposes and such deduction is disallowed, provided such contribution is returned within one year of the disallowance of the deduction for Federal income tax purposes and provided further that each contribution shall be deemed to be conditioned on its deductibility, unless otherwise stated in writing by the Company); or

(c)

the contribution is made prior to the receipt of a determination letter from the Internal Revenue Service as to the initial qualification of the Plan under Section 401(a) of the Code and no favorable determination letter is received; provided that any contribution made incident to that initial qualification must be returned to the Company within one year after the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Company’s return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

The amount of any contribution which may be returned shall be reduced to reflect its proportionate share of any net investment loss in the Trust Fund. In the event paragraph (c) applies, the returned contribution may include any net investment earnings or gains in the Trust Fund.

ARTICLE 4: CASH BALANCE ACCOUNT

4.01	Escalating Annuity Benefit and Cash Balance Account.

Effective September 1, 1994, an Escalating Annuity Benefit shall be established and maintained for each Participant to which credits shall be made pursuant to the provisions of this Article 4. The amount of Escalating Annuity Benefit credited to any Participant shall be in addition to any other benefits credited under this Plan. The lump sum value of a Participant’s Escalating Annuity Benefit, determined in accordance with Article 1.01, shall be referred to as his Cash Balance Account.

The normal form of retirement benefit for the Escalating Annuity Benefit is a life annuity payable monthly, commencing at Normal Retirement Date, under which the monthly benefit is automatically increased at the beginning of each calendar year after benefit commencement. The percentage of increase, or escalator, applicable to a calendar year is (i) for increases prior to 1997, the applicable rate from Article 4.03(a), and (ii) for increases after 1996, the 30-year Treasury Bond rate for December of the prior year.

4.02	Pay Based Credits.

There shall be credited to the Cash Balance Account of each Participant three percent (3%) of the Participant’s Compensation earned during that Plan Year, such amount being credited as of the first day of the Plan Year.

4.03	Cost of Living Adjustment.

For each Participant who has not commenced to receive his Escalating Annuity Benefit, such benefit shall be increased in the manner described in paragraph (b) below by a Cost of Living Adjustment determined in accordance with paragraph (a) below, except that for active Participants beyond Normal Retirement Age, (a) and (b) below will not apply and (c) below will apply:

	(a)	The Cost of Living Adjustments shall be as follows:

		(i)	6.880% for calendar year 1994; however, for the period from September 1, 1994 to December 31, 1994, the equivalent rate of 2.24266% is credited.

		(ii)	8.688% for calendar year 1995.

		(iii)	6.230% for calendar year 1996.

		(iv)	6.550% for calendar year 1997.

		(v)	for years subsequent to 1997, the 30-year Treasury Bond rate for December of the prior year.

	(b)	The Participant’s Escalating Annuity Benefit shall be increased at the end of each Plan Year described in (a) above by an amount equal to the Cost of Living

Adjustment for such year multiplied by the Participant’s Escalating Annuity Benefit on the first day of such year inclusive of the Pay Based Credits allocated to such year under 4.02 above.

The amount of a Participant’s Escalating Annuity Benefit at any date shall be the amount of the Benefit on the first day of the month containing such date. The value of a Participant’s Escalating Annuity Benefit on the first day of a month shall be determined by increasing the value of the Benefit as of the first day of the Plan Year containing such month by any Pay Based Credits earned in such year and then by multiplying the sum by a Cost of Living Factor based on (a) above and the number of months from the beginning of the year to the first day of the month of determination.

(c)

Participants who remain active employees beyond Normal Retirement Age will not receive Cost of Living Adjustments in accordance with (a) and (b) above, but will instead have their Escalating Annuity Benefits increased at the end of each Plan Year by the 30-year Treasury Bond rate for December of the prior year. If the amount of an Escalating Annuity Benefit is to be determined as of a date other than the beginning or end of a Plan Year, the rules of the second paragraph of (b) above shall be applied but using the 30-year Treasury Bond rate for December of the prior year in lieu of the rates set forth in (a) above. Such increase will be in addition to any Pay Based Credits earned under Article 4.02 above.

4.04	Vesting.

The interest of a Participant in his Escalating Annuity Benefit shall be vested in accordance with Article 5 of this Plan.

4.05	Distribution of Escalating Annuity Benefit and Cash Balance Account.

(a)

A Participant shall be entitled to commence distribution of his Escalating Annuity Benefit upon (i) retirement on his Normal Retirement Date or Early Retirement Date, as the case may be, or (ii) the date he separates from Service with the Company with a vested benefit.

	(b)	A Participant’s Escalating Annuity Benefit shall be distributable pursuant to a form of payment permissible under Article 7 as elected by the Participant.

4.06	Death Benefit.

(a)

If a Participant who has an Escalating Annuity Benefit dies before commencement of the payment of such Benefit, the Participant’s Beneficiary shall receive an annuity that is the Actuarial Equivalent of the Escalating Annuity Benefit, payable for the life of the Beneficiary. Payment of the annuity shall commence on what would have been the Participant’s Normal Retirement Date (or the first day of the month following his date of death, if later), unless the Beneficiary elects earlier commencement.

	(b)	In lieu of the annuity described in Article 4.06(a), a Beneficiary may elect to receive the Participant’s Cash Balance Account in a single sum. Payment shall be made at such time as the Beneficiary elects. In the event the Beneficiary is the Participant’s estate, the death benefit shall automatically be paid to the estate in one lump sum.

(c)

Subject to the spousal consent requirements of Article 8.01 of the Plan, the Participant may, by written designation filed with the Administrative Committee, designate one Beneficiary to receive payment under this Article 4 and may rescind or change any such designation.

(d)

In the absence of spousal consent under Article 8.01, the Actuarial Equivalent of any vested Escalating Annuity Benefit shall be paid to the surviving Spouse as a single life annuity over the Spouse’s life. In no event shall the amount of the annuity payable to the surviving Spouse be less than the amount that would be payable under Article 8.01.

4.07	Amount of Escalating Annuity Benefits.

	(a)	A Participant’s accrued benefit under this Article 4 as of any date is his Escalating Annuity Benefit as of such date.

(b)

If the Participant’s benefit commences prior to Normal Retirement Date, the amount of Escalating Annuity commencing at any earlier benefit commencement date shall be the amount of his accrued Escalating Annuity Benefit multiplied by an early retirement factor. For the purpose of this Article 4.07 the early retirement factor shall be the ratio of 18.75 to the complete expectation of life at the Participant’s age at benefit commencement, such expectation being calculated using the IRS Mortality Table.

(c)

If the Participant’s benefit commences on or after Normal Retirement Date, the amount of Escalating Annuity commencing at any such benefit commencement date shall be the amount of his accrued Escalating Annuity Benefit multiplied by a late retirement factor. For the purpose of this Article 4.07 the late retirement factor shall be the ratio of 18.75 to the complete expectation of life at the Participant’s age at benefit commencement, such expectation being calculated using the IRS Mortality Table.

(d)

The lump sum value of the Escalating Annuity Benefit described in (b) or (c) above shall be the Actuarial Equivalent of such Escalating Annuity Benefit and any other form of annuity benefit shall be the Actuarial Equivalent of the lump sum so determined.

4.08	Supplemental Credits.

	(a)	Supplemental Credits shall be provided in accordance with the provisions of Schedule K 1.

(b)

For purposes of Article 4.03(b), the Supplemental Credits added to a Participant’s Escalating Annuity Benefit in accordance with this Article 4.08 shall be treated in the same manner as the Pay Based Credits earned by the Participant during the year in which such supplemental credits were added.

(c)

The supplemental credits added to a Participant’s Escalating Annuity Benefit in accordance with this Article 4.08 shall be payable in the same manner and under the same conditions as amounts credited to his Escalating Annuity Benefit under Article 4.02.

ARTICLE 5: VESTING

5.01	Vesting Schedule.

	(a)	Normal Retirement Benefit determined under Article 6.01.

Effective January 1, 2008, upon termination of Service prior to Normal Retirement Date, the interest of a Participant in that portion of his Normal Retirement Benefit that is determined in accordance with Article 6.01 shall be vested in accordance with the following schedule, based on the number of Vesting Years of Service of the Participant on the date of his termination of employment:

Vesting Years of Service as of Date of Termination:	Nonforfeitable Percentage:

Less than 3	0%
3 or more	100%

Prior to January 1, 2008. upon termination of Service prior to Normal Retirement Date, the interest of a Participant in that portion of his Normal Retirement Benefit that is determined in accordance with Article 6.01 shall be vested in accordance with the following schedule, based on the number of Vesting Years of Service of the Participant on the date of his termination of employment:

Vesting Years of Service as of Date of Termination:	Nonforfeitable Percentage:

4 or less	0%
5 or more	100%

(b)	Normal Retirement Benefit derived from Cash Balance Account as determined under Article 4.

	(i)	Vesting Schedule Effective January 1, 2008

Upon termination of Service prior to attaining his Normal Retirement Age, the interest of a Participant in the portion of his Normal Retirement Benefit that is derived from his Cash Balance Account, as determined in accordance with Article 4 shall be vested in accordance with the following schedule based on the number of Vesting Years of Service of the Participant on the date of his termination of Service:

Vesting Years of Service as of Date of Termination:	Nonforfeitable Percentage:

Less than 3	0%
3 or more	100%

(ii)	Participant employed prior to June 1, 1997:

Upon termination of Service prior to attaining his Normal Retirement Age, the interest of a Participant who commenced employment with the Company or an Affiliated Company on or after June 1, 1997 in the portion of his Normal Retirement Benefit that is derived from his Cash Balance Account, as determined in accordance with Article 4 shall be vested in accordance with the following schedule based on the number of Vesting Years of Service of the Participant on the date of his termination of Service:

Vesting Years of Service as of Date of Termination:	Nonforfeitable Percentage:

4 or less	0%
5 or more	100%

(iii)	Participant employed prior to June 1, 1997:

Upon termination of Service prior to attaining his Normal Retirement Age, the interest of a Participant who commenced employment with the Company or an Affiliated Company prior to June 1, 1997 in the portion of his Normal Retirement Benefit that is derived from his Cash Balance Account, as determined in accordance with Article 4 shall be vested in accordance with the following schedule based on the number of Vesting Years of Service of the Participant on the date of his termination of Service:

Vesting Years of Service as of Date of Termination:	Nonforfeitable Percentage:

1	20%
2	40%
3	60%
4	80%
5	100%

(c)	Special Provision for Reductions in Force.

The provisions of paragraphs (a) and (b) above shall be subject to the provisions of Schedule K 2, if and to the extent applicable, with respect to Participants whose employment with the Company is terminated on account of a reduction in force.

(d)	Special Provision for Reductions in Force.

The provisions of paragraphs (a) and (b) above shall be subject to the provisions of Schedule K 2, if and to the extent applicable, with respect to Participants whose employment with the Company is terminated on account of a reduction in force.

5.02	Break in Service.

There are no Breaks in Service under the terms of this Plan. All periods of employment shall be aggregated for the purpose of determining a Participant’s Vesting Years of Service and for the purpose of determining whether a Participant’s nonforfeitable percentage in accordance with Article 5.01.

5.03	Forfeiture and Restoration of Vesting Years of Service and Credited Service.

(a)

In the case of a termination of a Participant’s employment from the Company for any reason, if as of the date of such termination the Participant was not fully vested in his retirement benefit, the Participant may elect, subject to the limitations of Articles 4, 6 and 7 and to the provisions of paragraph (d) below, to receive a distribution of the entire vested portion of such retirement benefit and the nonvested portion will be treated as a forfeiture.

	(b)	If a Participant received a distribution from the Plan and subsequently resumes covered employment under the Plan, the following shall apply:

		(i)	The Participant’s Vesting Years of Service shall be restored.

		(ii)	Repayment of any distribution from the Plan shall not be permitted.

(iii)

If the Participant had less than three Vesting Years of Service at the time of his termination (five years prior to January 1, 2008), his Years of Credited Service shall also be restored, and the forfeited portion of his Company-derived retirement benefit, determined as of the time of his termination, shall be restored to him, without interest from the time of the distribution to the date the Participant resumes covered employment, but subject to the provisions of Article 4.07.

(iv)

If the Participant had three or more Vesting Years of Service at the time of his termination (five years prior to January 1, 2008) received a distribution representing less than his entire Company-derived retirement benefit, all of his Years of Credited Service shall be restored.

(v)

If the Participant had three or more Vesting Years of Service at the time of his termination (five years prior to January 1, 2008), and received a single sum representing all of his retirement benefit, his Years of Credited Service shall not be restored to him.

(vi)

If a Participant’s Credited Service is restored in accordance with subparagraph (b)(iii), or (b)(iv), then, upon subsequent retirement or termination of employment, the Participant’s retirement benefit shall be reduced by the Actuarial Equivalent value of any benefit previously distributed to him.

		(vii)	For Participants who terminate employment after January 1, 2008, three Years of Vesting Service shall be substituted for five Years of Vesting Service in subparagraphs (i), (iii), (iv) and (v) above.

(c)

If a Participant terminated employment from the Company, but did not receive a distribution from the Plan in accordance with paragraph (a) above, and subsequently resumes covered employment under the Plan, the following shall apply;

		(i)	The Participant’s Vesting Years of Service shall be restored.

		(ii)	The Participant’s Credited Service shall be restored.

(d)

If the present value of a Participant’s vested retirement benefit derived from Company and Participant contributions exceeds $1,000, and the retirement benefit is immediately distributable, the Participant and the Participant’s Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such retirement benefit. The consent of the Participant and the Participant’s Spouse shall be obtained in writing within the ninety (90) day period ending on the Annuity Starting Date. The Plan Administrator shall notify the Participant and the Participant’s Spouse of the right to defer any distribution until the Participant’s retirement benefit is no longer immediately distributable. Such notification shall include a general description of the material features, the consequences of failing to defer distribution, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Sections 411(a)(11) and 417(a)(3) of the Code, and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date.

Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the retirement benefit is immediately distributable. Neither the consent of the Participant nor the Participant’s Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

For purposes of this Article 5.03, a retirement benefit is immediately distributable if any part of the retirement benefit could be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained if not deceased) the Normal Retirement Age.

5.04	Applicability of Prior Vesting Schedule.

(a)

Notwithstanding the vesting schedules set forth in Article 5.01, the vested percentage of a Participant’s retirement benefit shall not be less than the vested percentage attained under the terms of the Prior Plan as of August 31, 1994.

(b)

A Participant with at least three (3) Years of Service as of September 1, 1994 may elect to have his nonforfeitable percentage computed under the Prior Plan. For Plan Years beginning before December 31, 1988, or with respect to Participants who fail to complete at least one Hour of Service in a Plan Year beginning after December 31, 1988, five (5) shall be substituted for three (3) in the preceding sentence. If a Participant fails to make such election, then such Participant shall be subject to the vesting schedules set forth in Article 5.01. The

Participant’s election period shall commence on the effective date of Article 5.01 as amended and shall end sixty (60) days after the latest of:

(i)	the adoption date of such amendment,

(ii)	the effective date of such amendment, or

(iii)	the date the Participant receives written notice of such amendment from the Company or Plan Administrator.

Notwithstanding the foregoing, any Employee who was a Participant as of the effective date of the amendment of Article 5.01 and who completed three (3) Years of Service shall be subject to the vesting schedule determined without regard to such amendment, provided that such schedule provides, in all circumstances, a nonforfeitable percentage that is no less than the percentage determined Article 5.01 as amended. For Plan Years beginning before December 31, 1988, or with respect to Employees who fail to complete at least one Hour of Service in a Plan Year beginning after December 31, 1988, five (5) shall be substituted for three (3) in the preceding sentence.

This election herein above shall also be applicable when a Top-Heavy Plan reverts to non-Top-Heavy status.

ARTICLE 6: AMOUNT AND COMMENCEMENT OF RETIREMENT BENEFIT

6.01	Normal Retirement.

In addition to the portion of his Normal Retirement benefit that is determined in accordance with Article 4, a Participant who retires on his Normal Retirement Date shall be entitled to a Normal Retirement Benefit determined in accordance with this Article 6.01 and subject to the minimum benefit provisions of Article 6.02. The Participant shall be entitled to receive a Normal Retirement Benefit, the Actuarial Equivalent of which is equal to the sum of (a) and (b) below:

	(a)	Service Before September 1, 1994.

(i)

For Participants in covered employment on or after September 1, 1994, the Normal Retirement Benefit attributable to Service before September 1, 1994 shall be the amount determined in subparagraph (a)(ii). For Participants in covered employment on or after September 1, 1994 and who remain in covered employment on or after January 1, 1997, the Normal Retirement Benefit attributable to Service before September 1, 1994 shall be the greater of the amount determined in subparagraph (a)(ii) or the amount determined in subparagraph (a)(iii).

(ii)

The amount determined in this subparagraph (a)(ii) shall be the product of the Participant’s accrued benefit under the Prior Plan as of August 31, 1994 and a fraction, the numerator of which is the amount determined in (A) and the denominator of which is the amount determined in (B), as follows:

			(A)	The greater of (I) the Participant’s Average Compensation as of August 31, 1994 or (II) the Participant’s Average Compensation at retirement.

			(B)	The Participant’s Average Compensation as of August 31, 1994,

With respect to a Participant with a “frozen Section 401(a)(17) benefit”, within the meaning of Article 6.02(b), the amount shall be determined by adjusting the frozen December 31, 1993 accrued benefit and the frozen accrued benefit for the period from January 1, 1994 to August 31, 1994 separately, using in the denominator, the Participant’s Average Final Compensation as of December 31, 1993 and August 31, 1994 respectively, in each case, as limited by Section 401(a)(17).

If a Participant elects pursuant to Article 6.07(c) to receive a distribution of his employee contributions to the Plan, prior to his Annuity Starting Date, the accrued benefit under the Prior Plan as of August 31, 1994, adjusted as provided in this subparagraph, shall be reduced by the Actuarial Equivalent of the amount actually distributed to the Participant.

(iii)

The amount determined in this subparagraph shall be the portion of Participant’s accrued benefit under the Prior Plan, as of August 31, 1994, that is attributable only to employer contributions, with the portion of the accrued benefit attributable to employer contributions under the Prior Plan, multiplied by the fraction described in subparagraphs (ii)(A) and (B), increased by the Actuarial Equivalent value of the Participant’s contributions, provided, however, that this increase shall not apply, if the Participant elects pursuant to Article 6.07(c) to receive a distribution of his employee contributions to the Plan, prior to his Annuity Starting Date.

(b)	Service After August 31, 1994.

The Normal Retirement Benefit attributable to Service after August 31, 1994 shall be equal to one and one-half (1½%) percent of Average Compensation in excess of Covered Compensation multiplied by the Participant’s total number of Years of Credited Service after August 31, 1994, up to a maximum of 35 years, plus one percent (1%) of Average Compensation up to Covered Compensation multiplied by the Participant’s total number of Years of Credited Service after August 31, 1994, up to a maximum of 35 years.

(c)

Effective January 1, 1997, in addition to the benefits described in Article 4.02 and paragraphs (a) and (b) above, the Normal Retirement Benefit of certain participants shall be increased. Participants described in Part A of Schedule I shall receive the increase set forth in subparagraphs (c)(i) through (c)(iii) herein. Participants described in Part B of Schedule I shall receive the increase set forth in subparagraph (c)(iv) herein, adjusted for optional form of payment as provided in Article 7.02.

	(i)	The benefit described in Article 6.01(a) shall be increased by the sum of (A) and (B) below:

		(A)	the applicable factor in Schedule I 1 multiplied by the employer accrued benefit under Article 6.01(a), as of the date of determination, but in no event later than December 31, 2000,

(B)

the applicable factor in Schedule I 1 multiplied by the employer accrued benefit under Article 6.01(a) as of the date of determination, but in no event later than December 31, 2000, multiplied by a Participant’s Years of Credited Service after December 31, 1997 and before January 1, 2001.

	(ii)	The benefit described in Article 6.01(b) shall be increased by the sum of (A) and (B) below:

		(A)	the product of the applicable factor in Schedule I 1, multiplied by the fraction 10/3, multiplied by the sum of:

			(I)	one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation determined as of the date of determination, but in no event later than

December 31, 2000, and Covered Compensation determined as of December 31, 1997, plus

			(II)	one percent (1%) of Average Compensation, as determined in accordance with subparagraph (A)(I) above, up to Covered Compensation, with Covered Compensation determined as of December 31, 1997.

		(B)	the product of the applicable factor in Schedule I 1, multiplied by a Participant’s Years of Credited Service after December 31, 1997 and before January 1, 2001, multiplied by the sum of:

(I)

one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation and Covered Compensation determined as of the date of determination, but in no event later than December 31, 2000, plus

			(II)	one percent (1%) of Average Compensation up to Covered Compensation, with Covered Compensation and Average Compensation determined in accordance with subparagraph (B)(I) above.

	(iii)	The benefit described in Article 4.02 shall be increased by the sum of (A) to (D) below:

		(A)	the applicable factor described in Schedule I 1 multiplied by the Participant’s Cash Balance Account as of December 31, 1997.

		(B)	the applicable factor described in Schedule I 1 multiplied by the credit to the Participant’s Cash Balance Account for the 1998 Plan Year.

		(C)	the applicable factor described in Schedule I 1 multiplied by the credit to the Participant’s Cash Balance Account for the 1999 Plan Year.

		(D)	the applicable factor described in Schedule I 1 multiplied by the credit to the Participant’s Cash Balance Account for the 2000 Plan Year.

	(iv)	The additional benefits set forth in Part B of Schedule I 1.

(v)

In the event the limitation on Compensation in Section 401(a)(17) of the Code is increased at any time by statute or regulation, but not by application of the cost-of-living adjustment factor in Section 401(a)(17)(b) of the Code, all accruals under this Article 6.01(c) shall cease as of the effective date of said increase.

(d)	Effective January 1, 2000, in addition to the benefit described in Article 4.02 and paragraphs (a), (b) and (c) above, the Normal Retirement Benefit of certain participants shall be increased. Participants described in Schedule I 2 shall receive the increase set forth in subparagraphs (d)(i) through (d)(iii) herein.

(i)	The sum of the benefits described in Article 6.01(a) and 6.01(c)(i) shall be increased by the sum of (A) and (B) below:

	(A)	the applicable factor in Schedule I 2 multiplied by the employer accrued benefit under Article 6.01(a) and 6.01(c)(i) as of the date of determination, but in no event later than December 31, 2003,

(B)

the applicable factor in Schedule I 2 multiplied by the employer accrued benefit under Article 6.01(a) and 6.01(c)(i) as of the date of determination, but in no event later than December 31, 2003, multiplied by a Participant’s Years of Credited Service after December 31, 2000 and before January 1, 2004.

(ii)	The benefit described in Article 6.01(b) and 6.01(c)(ii) shall be increased by the sum of (A) and (B) below:

	(A)	the product of the applicable factor in Schedule I 2, multiplied by three (3.0), multiplied by the sum of:

(I)

one and one-half percent of Average Compensation in excess of Covered Compensation, with Average Compensation determined as of the date of determination, but in no event later than December 31, 2003, and Covered Compensation determined as of December 31, 2000, plus

		(II)	one percent of Average Compensation, as determined in accordance with subparagraph (A)(I) above, up to Covered Compensation, with Covered Compensation determined as of December 31, 2000, plus

		(III)	the accrued benefit provided under Article 6.01(c)(ii)(A) and 6.01(c)(ii)(B).

	(B)	the product of the applicable factor in Schedule I 2, multiplied by a Participant’s Years of Credited Service after December 31, 2000 and before January 1, 2004, multiplied by the sum of:

(I)

one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation and Covered Compensation determined as of the date of determination, but in no event later than December 31, 2003, plus

		(II)	one percent (1%) of Average Compensation up to Covered Compensation, with Covered Compensation and Average Compensation determined in accordance with subparagraph (I) above.

	(iii)	The benefit described in Article 4.02 and 6.01(c)(iii) shall be increased by the sum of (A) to (D) below:

		(A)	the applicable factor described in Schedule I 2, multiplied by the Participant’s Cash Balance Account as of December 31, 2000.

		(B)	the applicable factor described in Schedule I 2, multiplied by the credit to the Participant’s Cash Balance Account for the 2001 Plan Year.

		(C)	The applicable factor described in Schedule I 2, multiplied by the credit to the Participant’s Cash Balance Account for the 2002 Plan Year.

		(D)	The applicable factor described in Schedule I 2, multiplied by the credit to the Participant’s Cash Balance Account for the 2003 Plan Year.

(iv)

If the Internal Revenue Service, upon timely application, determines that this Article 6.01(d) causes the Plan to lose its status as a qualified plan under Section 401(a) of the Code, then this paragraph (d) shall be void ab initio.

(e)

Effective January 1, 2004, in addition to the benefit described in Article 4.02 and paragraphs (a), (b), (c) and (d) above, the Normal Retirement Benefit of certain participants shall be increased. Participants described in Part A of Schedule I 3 shall receive the increase set forth in subparagraphs (e)(i) through (e)(iii) herein. Participants described in Part B of Schedule I 3 shall receive the increase set forth in subparagraph (e)(iv) herein, adjusted for optional form of payment as provided in Article 7.02.

	(i)	The sum of the benefits described in Article 6.01(a), 6.01(c)(i) and 6.01(d)(i) shall be increased by the sum of (A) and (B) below:

(A)

the applicable factor in Schedule I 3, multiplied by the employer accrued benefit under Article 6.01(a), 6.01(c)(i) and 6.01(d)(i) as of the date of determination, but in no event later than December 31, 2006,

(B)

the applicable factor in Schedule I 3, multiplied by the employer accrued benefit under Article 6.01(a), 6.01(c)(i) and 6.01(d)(i) as of the date of determination, but in no event later than December 31, 2006, multiplied by a Participant’s Years of Credited Service after December 31, 2003 and before January 1, 2007.

	(ii)	The benefit described in Article 6.01(b), 6.01(c)(ii) and 6.01(d)(ii) shall be increased by the sum of (A) and (B) below:

	(A)	the product of the applicable factor in Schedule I 3, multiplied by three (3.0), multiplied by the sum of:

(I)

one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation determined as of the date of determination, but in no event later than December 31, 2006, and Covered Compensation determined as of December 31, 2003, plus

		(II)	one percent (1%) of Average Compensation, as determined in accordance with subparagraph (I) above, up to Covered Compensation, with Covered Compensation determined as of December 31, 2003, plus

		(III)	the accrued benefit provided under Article 6.01(c)(ii)(A), 6.01(c)(ii)(B), 6.01(d)(ii)(A) and 6.01(d)(ii)(B).

	(B)	the product of the applicable factor in Schedule I 3, multiplied by a Participant’s Years of Credited Service after December 31, 2003 and before January 1, 2007, multiplied by the sum of:

(I)

one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation and Covered Compensation determined as of the date of determination, but in no event later than December 31, 2006, plus

		(II)	one percent (1%) of Average Compensation up to Covered Compensation, with Covered Compensation and Average Compensation determined in accordance with subparagraph (I) above.

(iii)	The benefit described in Article 4.02, 6.01(c)(iii) and 6.01(d)(iii) shall be increased by the sum of (A) to (D) below:

	(A)	the applicable factor described in Schedule I 3, multiplied by the Participant’s Cash Balance Account as of December 31, 2003.

	(B)	the applicable factor described in Schedule I 3, multiplied by the credit to the Participant’s Cash Balance Account for the 2004 Plan Year.

	(C)	the applicable factor described in Schedule I 3, multiplied by the credit to the Participant’s Cash Balance Account for the 2005 Plan Year.

	(D)	the applicable factor described in Schedule I 3, multiplied by the credit to the Participant’s Cash Balance Account for the 2006 Plan Year.

	(iv)	The additional benefits set forth in Part B of Schedule I 3.

(v)

In the event the limitation on Compensation in Section 401(a)(17) of the Code is increased at any time by statue or regulation (but not by application of the cost-of-living adjustment factor in Section 401(a)(17)(b) of the Code), all accruals under this Article 6.01(e) shall cease as of the effective date of said increase.

(vi)

If the Internal Revenue Service, upon timely application, determines that this Article 6.01(e) causes the Plan to lose its status as a qualified plan under Section 401(a) of the Code, then this paragraph (e) shall be void ab initio.

(f)

Effective January 1, 2007, in addition to the benefit described in Article 4.02 and paragraphs (a), (b), (c), (d) and (e) above, the Normal Retirement Benefit of certain participants shall be increased. Participants described in Schedule I 4 shall receive the increase set forth in subparagraphs (f)(i) through (f)(iii) herein.

	(i)	The sum of the benefits described in Article 6.01(a), 6.01(c)(i) 6.01(d)(i), and 6.01(e)(i) shall be increased by the sum of (A) and (B) below:

(A)

the applicable factor in Schedule I 4, multiplied by the employer accrued benefit under Article 6.01(a), 6.01(c)(i), 6.01(d)(i) and 6.01(e)(i) as of the date of determination, but in no event later than December 31, 2009,

(B)

the applicable factor in Schedule I 4, multiplied by the employer accrued benefit under Article 6.01(a), 6.01(c)(i), 6.01(d)(i) and 6.01(e)(i) as of the date of determination, but in no event later than December 31, 2009, multiplied by a Participant’s Years of Credited Service after December 31, 2006 and before January 1, 2010.

	(ii)	The benefit described in Article 6.01(b), 6.01(c)(ii), 6.01(d)(ii) and 6.01(e)(ii) shall be increased by the sum of (A) and (B) below:

		(A)	the product of the applicable factor in Schedule I 4, multiplied by three (3.0), multiplied by the sum of:

(I)

one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation determined as of the date of determination, but in no event later than December 31, 2009, and Covered Compensation determined as of December 31, 2006, plus

			(II)	one percent (1%) of Average Compensation, as determined in accordance with subparagraph (I) above, up to Covered Compensation, with Covered Compensation determined as of December 31, 2006, plus

		(III)	the accrued benefit provided under Article 6.01(c)(ii)(A), 6.01(c)(ii)(B), 6.01(d)(ii)(A), 6.01(d)(ii)(B), 6.01(e)(ii)(A) and 6.01(e)(ii)(B).

	(B)	the product of the applicable factor in Schedule I 3, multiplied by a Participant’s Years of Credited Service after December 31, 2006 and before January 1, 2010, multiplied by the sum of:

(I)

one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation and Covered Compensation determined as of the date of determination, but in no event later than December 31, 2009, plus

		(II)	one percent (1%) of Average Compensation up to Covered Compensation, with Covered Compensation and Average Compensation determined in accordance with subparagraph (I) above.

(iii)	The benefit described in Article 4.02, 6.01(c)(iii), 6.01(d)(iii) and 6.01(e)(iii) shall be increased by the sum of (A) to (D) below:

	(A)	the applicable factor described in Schedule I 4, multiplied by the Participant’s Cash Balance Account as of December 31, 2006.

	(B)	the applicable factor described in Schedule I 4, multiplied by the credit to the Participant’s Cash Balance Account for the 2007 Plan Year.

	(C)	the applicable factor described in Schedule I 4, multiplied by the credit to the Participant’s Cash Balance Account for the 2008 Plan Year.

	(D)	the applicable factor described in Schedule I 4, multiplied by the credit to the Participant’s Cash Balance Account for the 2009 Plan Year.

(iv)

In the event the limitation on Compensation in Section 401(a)(17) of the Code is increased at any time by statue or regulation (but not by application of the cost-of-living adjustment factor in Section 401(a)(17)(b) of the Code), all accruals under this Article 6.01(f) shall cease as of the effective date of said increase.

(v)

If the Internal Revenue Service, upon timely application, determines that this Article 6.01(f) causes the Plan to lose its status as a qualified plan under Section 401(a) of the Code, then this paragraph (f) shall be void ab initio.

6.02	Minimum Retirement Benefits.

(a)

A minimum retirement benefit equal to the greater of (i) or (ii) below shall be provided for “contributing participants” as such term is defined under the Prior Plan, who attained age fifty-five (55) with sixty (60) months of contributory Service ending on August 31, 1994:

		(i)	the Normal Retirement Benefit under the Plan; or

		(ii)	the Participant’s Prior Plan Benefit determined pursuant to Article 6.11.

(b)

Notwithstanding any provision of the Plan to the contrary, the annual normal retirement benefit of a Participant who is affected by the imposition of the OBRA ’93 annual compensation limit, as described in Article 1.12, shall be equal to the greater of:

		(i)	the Participant’s retirement benefit calculated under the provisions of the Plan as determined with regard to such limitation, or

(ii)

a retirement benefit equal to the Participant’s accrued benefit determined as of December 31, 1993, plus the Participant’s accrued benefit based solely on service after such date under the provisions of the Plan as determined with regard to such imposition.

For purposes of this Article 6.02, the accrued benefit determined as of December 31, 1993 shall be equal to the greater of (A) the Participant’s accrued benefit determined as of December 31, 1993, as determined with regard to the limitation on Compensation as in effect prior to the imposition of the OBRA ‘93 annual compensation limit, or (B) the Participant’s accrued benefit determined as of December 31, 1988, plus the Participant’s accrued benefit based solely on service after such date under the provisions of the Plan as determined with regard to such limitation, and such amount shall be deemed to the “frozen Section 401(a)(17) benefit” for purposes of Article 6.01(a).

6.03	Early Retirement.

If a Participant’s Service terminates on or after the Participant’s Early Retirement Date, the Participant shall be entitled to receive his Normal Retirement Benefit determined as of the date on which the Participant terminated Service; provided, however, that in no event shall the Normal Retirement Benefit of any Participant who continues to perform Service after the Early Retirement Date be reduced as a result of such continued Service. Should the Participant elect to receive his Normal Retirement Benefit prior to the Normal Retirement Age, the Participant shall be entitled to a retirement benefit that is equal to his Normal Retirement Benefit multiplied by the applicable Early Retirement Factor set forth in Schedule A 1. The Early Retirement Benefit shall be payable in one of the forms provided in Article 7 of the Plan and shall commence on the first day of the month following the date on which the Participant terminates Service, unless the Participant elects a later commencement date, which commencement date shall not be later than his Normal Retirement Date.

6.04	Deferred Retirement.

If a Participant should continue Service beyond his Normal Retirement Age, the Participant shall continue his accrual of benefits in accordance with Article 6.01 of the Plan and the benefit payable upon his retirement shall be subject to the provisions of Article 6.09.

6.05	Termination of Service After August 31, 1994.

A Participant who separates from Service shall be entitled to receive a distribution equal to the Actuarial Equivalent of his nonforfeitable interest, determined in accordance with Article 5.01(a), in the portion of his Normal Retirement Benefit determined under this Article 6. In the event of such an election, the vested retirement benefit shall commence as soon as administratively practicable following the Participant’s separation from Service. The vested retirement benefit shall be payable in one of the forms provided in Article 7 of the Plan.

6.06	Employee Contributions.

(a)

Effective September 1, 1994, no contribution shall be required of any Participant as a condition of his participation in the Plan. The provisions of the Prior Plan shall govern mandated employee contributions required before September 1, 1994.

(b)

For periods on or after January 1, 1988, interest on the employee contributions shall be calculated pursuant to Section 411(c)(2)(C)(iii)(I) of the Code. For the period from January 1, 1976 to January 1, 1988, interest shall be equal to 5%. Prior to January 1, 1976, interest shall be equal to the rate in effect under the terms of the Prior Plan.

(c)

A Participant may request a distribution of his employee contributions plus accrued interest thereon at any time, in writing, on a form or forms prescribed by the Administrative Committee. Such distribution shall be in a lump sum cash payment equal to the aggregate of his employee contributions plus accrued interest thereon. The distribution shall reduce the Participant’s retirement benefit under Article 6.01(a)(i) by the Actuarial Equivalent of the amount distributed.

(d)

If a Participant is employed on or after January 1, 1997, employee contributions that have not been returned to the Participant as of his Annuity Starting Date shall be converted into an additional benefit of Actuarial Equivalent value in the application of Article 6.01(a)(ii) in the form of benefit selected by the Participant in accordance with Article 7.02.

6.07	Deferred Commencement of Benefits.

(a)

Subject to Article 7.03 of the Plan, a Participant may elect, in the form and manner prescribed by the Administrative Committee, to defer payment of his nonforfeitable interest, determined in accordance with Article 5.01, in that portion of his Normal Retirement Benefit determined in accordance with Article 6.01 to a date specified by the Participant.

(b) If payment of the Participant’s vested Normal Retirement Benefit commences after the Participant’s Normal Retirement Date, the Participant shall be entitled to a retirement benefit that is equal to his Normal Retirement Benefit multiplied by the applicable Deferred Retirement Factor determined in accordance with Schedule A 2.

6.08	Deductions for Disability Benefits.

In determining benefits payable to any Participant, a deduction shall be made equivalent to all or any part of the following benefits payable to such pensioner by reason of any law of the United States, or any political subdivision thereof, which has been or shall be enacted, provided that such deduction shall be to the extent that such benefits have been provided by premiums, taxes or other payments paid by or at the expense of the Company:

	(a)	Disability benefits, other than a Primary Insurance Amount payable under the Federal Social Security Act as now in effect or as hereafter amended.

(b)

Workers’ Compensation (including hearing, pulmonary, ocular, and other occupational diseases and accident claims but excluding statutory payments for loss of any physical or bodily members such as leg, arm or finger) for Workers’ Compensation awards granted subsequent to March 1, 1978, for Wood-Ridge and Nuclear facilities; January 9, 1978 for Curtiss-Wright Flight Systems, Inc.; May 5, 1978 for Target Rock Corp.; July 28, 1987 for Buffalo facility; and March 1, 1978 for the Corporate Office.

6.09	Mandatory Commencement of Benefits.

Unless a Participant elects otherwise, in accordance with the provisions of Article 7, payment of the Participant’s vested retirement benefit must commence not later than the sixtieth (60th) day after the close of the Plan Year in which occurs the latest of:

	(a)	the Participant attains the earlier of age sixty- five (65) and the Normal Retirement Age,

	(b)	the date the Participant’s Service terminates or

	(c)	the tenth (10th) anniversary of the year in which the Participant commenced Plan participation.

6.10	Maximum Retirement Benefit.

(a)

Subject to the following provisions and the limitations set forth in Section 415 of the Code, any regulations or rulings thereunder and notwithstanding any provision of the Plan to the contrary, the maximum annual Pension payable to a Participant under the Plan in the form of a single life annuity, when added to any pension attributable to contributions of the Company or an Affiliated Company provided to the Participant under any other qualified defined benefit plan, shall be equal to the lesser of (1) the dollar limitation described in Section 415(b)(1)(A) of the Code or (2) the Participant’s average annual remuneration during the three consecutive calendar years of his service with the Company or Affiliated Company affording the highest such average or during all of the years of such service if less than three years.

(b)

For purposes of this Article 6.10, the term “remuneration” with respect to any Participant shall mean the wages, salaries, and other amounts paid in respect of such Participant by the Company or an Affiliated Company for personal services actually rendered and shall include, but not by way of limitation, bonuses, overtime payments, and commissions and shall exclude deferred compensation, stock options, and other distributions which receive special tax benefits under the Code. Remuneration shall also include any pre-tax contributions under a “qualified cash or deferred arrangement” (as defined under Section 401(k) of the Code and its applicable regulations) or under a “cafeteria plan” (as defined under Section 125 of the Code and its applicable regulations) or under a “qualified transportation fringe” (as defined under Section 132(f) of the Code and its applicable regulations).

Effective January 1, 2008, remuneration shall also include amounts required to be recognized under the provisions of Section 1.415(c)-2(e) of the Treasury Regulations. Remuneration shall not exceed the limitation on compensation under Section 401(a)(17) of the Code.

(c)

Notwithstanding the provisions of paragraph (a) above, the maximum annual pension payable to a Participant who has a “freeze date” shall not be less than his “old law benefit.” A Participant’s “old law benefit” at any date is the maximum benefit he would be entitled to receive at such date, determined without regard to any changes in the terms and conditions of the Plan after December 8, 1994, without regard to any benefits that accrue under the Plan after his freeze date, and without regard to any cost of living changes that become effective after his freeze date. The “freeze date” of a Participant whose pension commences on or after January 1, 1995, and before January 1, 2000 shall be December 31, 1999.

(d)

In the case of a Participant of the Plan whose benefits have not yet commenced as of January 1, 2001, the benefit payable to the Spouse under a Qualified Joint and Survivor Annuity or under a qualified preretirement survivor annuity shall be subject to the dollar limitation which would apply if the benefits were payable to the Participant in the form of a life annuity. The amount of the benefit payable to the Spouse, and which is subject to the preceding sentence, shall be computed from the Participant’s accrued benefit, determined in accordance with Article 4 and Article 6, and before application of this Article 6.10.

(e)

If the benefit is payable neither as a life annuity nor as a Qualified Joint and Survivor Annuity, the maximum limitation shall be the Actuarial Equivalent of the maximum limitation otherwise applicable. Actuarial Equivalent for purposes of this paragraph shall be determined in accordance with Section 415(b) of the Code and the regulations or rulings issued thereunder and using the Plan’s optional form of payment factors, or, if less, using factors calculated from the IRS Mortality Table, if applicable, and either:

	(i)	if the benefit is not subject to the provisions of Section 417(e)(3) of the Code, an interest rate of 5 percent, or

	(ii)	if the benefit is subject to the provisions of Section 417(e)(3) of the Code:

			(A)	an interest rate of 5.5 percent for distributions made in Plan Years beginning in 2004 and 2005; and

			(B)	the IRS Interest Rate for distributions made in Plan Years beginning in 2006 or any subsequent Plan Year.

However, in the case of a Participant or Beneficiary whose Annuity Starting date occurs during calendar year 2004, the amount payable under any form of payment subject to the provisions of Section 417(e)(3) of the Code and subject to adjustment under the preceding paragraph shall not be less than the amount that would have been payable had the amount payable been determined using the IRS Interest Rate in effect on December 31, 2003.

(f)

Notwithstanding anything hereinabove to the contrary, the limitations, adjustments and other requirements prescribed in this Article 6.10 shall at all times comply with the provisions of Section 415 of the Code and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

6.11	Prior Plan Benefit.

	(a)	Applicability of Prior Plan Benefit

The provisions of this Article 6.11 shall be applicable to:

		(i)	any Participant who terminated from employment with the Company prior to September 1, 1994 and who was fully vested in his benefits under the Prior Plan; and

(ii)

any Participant who attained age fifty-five (55) and had completed sixty (60) continuous months of contributory active service as of August 31, 1994, and who remained in employment with the Company subsequent to that date.

	(b)	Normal Retirement Benefit.

(i)

A Participant who retires on his Normal Retirement Date shall be entitled to his Normal Retirement Benefit calculated as of the date he retires. The Normal Retirement Benefit of a Participant shall be an annual annuity benefit, payable in monthly installments, equal to the sum of the following:

(A)

a Past Service Benefit, if he (i) became an active Participant as of May 1, 1953, (ii) remained a continuous Participant, whether active or suspended, during the period of his employment on and after May 1, 1953, and made contributions while an active Participant during such period; plus

			(B)	a Future Service Benefit, if he made contributions while an active Participant; plus

	(C)	a Supplemental Benefit, if made contributions while an active Participant; plus

	(D)	a Pension Equivalent Benefit; and minus

(E)

the value of contributions that the Participant would have made, from September 1, 1994 to the Participant’s retirement date, assuming, for this purpose that the provisions of the Prior Plan remained in effect for such period and the Participant had elected to make contributions in accordance with such provisions.

(ii)	The amounts taken into account for purposes of subparagraph (b)(i) shall be determined as follows:

(A)

The Past Service Benefit of a Participant eligible therefor shall be equal to three-quarters of one percent (3/4%) of his “annual earnings” as of May 1, 1953, multiplied by the number of his Years of Credited Service prior to May 1, 1953.

(B)

The Future Service Benefit of a Participant eligible therefor shall be one percent (1%) of his annual earnings for each year of active participation during which he made contributions under the Prior Plan.

	(C)	The “Supplemental Benefit” of a Participant eligible therefor shall be the benefit calculated under either (I) or (II) below, whichever shall be applicable:

(I)

If the Participant shall have been a continuous Participant, whether active or suspended, for the period from his eligibility date to his Normal Retirement Date and made contributions at all times while an active Participant under the Prior Plan during such period, two percent (2%) of his “final average earnings” in excess of $3,600 as determined below, multiplied by the sum of his years of Credited Service (not in excess of fifteen (15) years). For purposes of the preceding sentence, “final average annual earnings in excess of $3,600” means:

(1)

for an Employee with five (5) or more years of active participation, the average of the excess of his annual earnings over $3,600 for the five (5) consecutive years of his active participation during his final years of active participation, but not in excess of ten (10), which produce the highest such average, or

(2)

for an Employee with less than five (5) years of active participation, the average of his annual earnings in excess of $3,600 actually paid to him for the period of his service, not in excess of five (5)

years, ending with his last year of active participation.

(II)

If the Participant shall not have been a continuous Participant, whether active or suspended, for the period from his eligibility date to his Normal Retirement Date, or did not make contributions at all times while an active Participant under the Prior Plan during such period, an amount calculated under (I) above, as if the Participant had, in fact, been a continuous Participant for such period and made contributions at all times under the Prior Plan, while an active Participant therein, multiplied by a fraction, the numerator of which shall be the sum of his Years of Credited Service (not limited to fifteen (15) years) on the basis of which the Participant shall actually accrue a Past and/or Future Service Benefit under the Plan, and the denominator of which shall be the sum of his Years of Service, whether or not regarded as Credited Service for purposes of the Plan and not limited to fifteen (15) years, on the basis of which the Participant would have been entitled to accrue a Past and/or Future Service Benefit under the Plan if he had, in fact, been a continuous Participant for such period and made contributions while an active Participant therein.

(D)

The “Pension Equivalent Benefit” of a Participant eligible therefor shall be the monthly pension benefit in accordance with Schedule B; provided, however, that the portion, if any, of such Pension Equivalent Benefit which shall have been based upon Years of Credited Service for which the Participant also is entitled to Past and/or Future Service Benefits under this Article 6.11 shall be reduced by the amount of such Past and/or Future Service Benefits.

(c)	Death Benefit.

In the event an inactive Participant to whom this Article 6.11 is applicable shall die before retirement, a death benefit shall be payable to his beneficiary equal to the aggregate of his contributions, plus interest, and any applicable annuity.

(d)	Severance of Employment Benefit.

(i) After Vesting Date.

If the employment of a Participant who has made contributions while an active Participant shall be severed after he shall have completed five (5) Years of Credited Service, and before he has reached his Early Retirement Date, he shall be entitled to a Severance of Employment Benefit which shall be an annual annuity benefit commencing as of the first of the month next following his sixty-fifth (65th) birthday, which shall be equal to his Normal Retirement Benefit, determined in accordance with paragraph (b) above based upon his Years of Credited Service and years of active participation on the date of his severance of employment. In the calculation of the Supplemental Benefit of a Participant who severs his employment under this paragraph (d)(i), the denominator of the fraction referred to in subparagraph (b)(ii)(C)(II) shall include Years of Service the Participant would have had at his Normal Retirement Date, if he had remained in the employ of the Company until such date. Such Participant may elect, by filing a written request therefor with the Administrative Committee on such form and on such terms and conditions as the Administrative Committee may prescribe, to receive an annual annuity benefit commencing as of the first of any month following his fifty-fifth (55th) birthday, in which event such annual annuity benefit shall be the actuarial equivalent benefit calculated under the preceding sentences of this subparagraph (d)(i), based upon the early retirement reduction factors set forth Schedule C. The first payment of a benefit under this subparagraph (d)(i) will commence the first of the month next following receipt by the Administrative Committee of all completed necessary forms and documentation. On or after January 1, 1976, one (1) Year of Service toward eligibility for a vested benefit in accordance with this paragraph will be credited for any Participant who works at least one thousand (1,000) hours in any calendar year.

In lieu of the foregoing annuity benefits, the Participant may elect, by filing a written request therefor with the Administrative Committee on such form and on such terms and conditions as the Administrative Committee may prescribe, at any time after the date of his severance of employment and prior to the commencement of said annuity benefit, to receive in a lump sum cash payment the aggregate of his contributions, plus interest, and a deferred pension benefit equal to the benefit hereto paid for solely through Company Contributions. In the event that the Participant makes the election described in the foregoing sentence and further elects to commence receipt of such benefit prior to his Normal Retirement Date, such benefit will be reduced in accordance with the factors set forth in Schedule D.

(ii) Prior to Vesting Date.

If the employment of a Participant who has made contributions while an active Participant shall be severed prior to satisfying the applicable age and service conditions prescribed in paragraph (d)(i) above, he shall be entitled, without request therefor, to a Severance of Employment Benefit equal to the aggregate of his contributions plus interest.

(e)	Optional Survivor Benefit.

The Participant’s fifty-five percent (55%) optional survivor benefit and/or contingent annuitant benefit shall be reduced by a percentage as set forth below for each full month or fraction thereof in effect for such Participant.

The appropriate percentages are:

For Coverage While The Participant’s Age Is	Monthly Percentage

under 35	0.01%
35 – 45	0.02%
45 – 54 and 11 months	0.04%

Any reduction for the optional survivor benefit and/or contingent annuitant option provided by the terms of the Plan as of January 1, 2006 shall be eliminated with respect to any Participant or surviving Spouse whose Annuity Starting Date had not occurred as of December 31, 2005.

(f)	Optional Annuity Benefits for Deferred Vested Participant.

A Deferred Vested Participant may elect, by filing a written request therefor with the Administrative Committee on such form and on such terms and conditions as the Administrative Committee may prescribe to receive his deferred vested benefit in either of the following optional annuity forms:

(i)

A benefit with a survivor benefit adjustment, under which his surviving Spouse will receive fifty-five percent (55%) of such annuity benefit after the death of the Participant For a Participant receiving a benefit with a survivor benefit adjustment, the reduced amount of his monthly benefit shall be equal to an amount determined by multiplying the monthly benefit otherwise payable to the Participant by ninety percent (90%) if the Participant’s age and his designated Spouse’s age are the same; or, if such ages are not the same, such percentage shall be increased by one-half of one percent (1/2%), up to a maximum of one hundred percent (100%) for each year that the designated Spouse’s age exceeds the Participant’s age and shall be decreased by one-half of one percent (1/2%) for each year that the designated Spouse’s age is less than the Participant’s age.

(ii)

A “Contingent Annuity Option” of seventy-five percent (75%) or one hundred percent (100%) with respect to the total of the Supplemental Benefit amount included within his annuity benefit, under which an annuity, on such terms as the Administrative Committee may prescribe, shall be payable for the Participant’s life and continue after his death, in the same or lesser amount, to and for the life of a selected contingent annuitant; provided, however, that if such selected contingent annuitant is other than the Participant’s Spouse or physically or mentally disabled child, the amount payable under the option shall be adjusted, if necessary, so that the reduction in the Supplemental Benefit otherwise payable to the Participant on account of the option does not exceed forty percent (40%). Such annuity shall be the actuarial equivalent of the aforesaid Supplemental Benefit amount, determined in accordance with Schedule E. Election of a seventy-five (75%) percent or one hundred percent (100%) option shall ordinarily be made at least one year prior to the commencement date of the Participant’s annuity benefit which includes a Supplemental Benefit; otherwise, the Administrative Committee may require evidence satisfactory to it of the Participant’s good health.

(g)	For purposes of determining a Participant’s minimum benefit in accordance with this Article 6.11, the following definitions shall apply:

(i)	Credited Service. The term “credited service” shall have the following meanings:

(A)

Service Prior to May 31, 1953. Only Employees who become contributing active Participants as of May 31, 1953 shall be entitled to “credited service” under this paragraph (f)(i) for any periods prior to May 31, 1953. Such “credited service” shall mean completed years and calendar months of employment prior to May 31, 1953, including the following periods:

		(I)	the period of employment of an Employee with the Company, following his most recent date of hire preceding May 31, 1953 and prior to his sixty-eighth (68th) birthday;

(II)

the period of employment of an Employee with the Company receding his most recent date of hire and prior to his sixty-eighth (68th) birthday; provided, however, that the period of his employment preceding a break in employment, except a break in employment of any duration during the interval commencing August 1, 1945, and ending on or before December 31, 1949, of two (2) or more years shall not be taken into account;

		(III)	any periods of approved Leave of Absence or military leave during the period(s) defined in (I) and/or (II) above.

(B)

Service Commencing on or After May 31, 1953. “Credited service” after May 31, 1953 shall mean completed years and calendar months of employment commencing on or after May 31, 1953 and shall include the following periods:

(I)

the periods of employment of an Employee with the Company while eligible to participate under the Plan following his most recent date of hire and prior to the earlier of his retirement or termination of employment;

(II)

the period of employment of an Employee with the Company preceding his most recent date of hire; provided, however, that the period of his employment preceding a break in employment, except a break in employment of any duration of two (2) or more years shall not be taken into account;

		(III)	any periods of leave of absence approved by the Company in writing, or military leave during the period defined in (I) and (II) above.

(C)

Pension Plan Equivalent Service. On and after May 1, 1966, “credited service” of an Employee eligible to participate in this Plan shall include Service which would be creditable under the Curtiss-Wright Pension Plan for any period(s) of his employment not included as Credited Service under subparagraphs (I) and (II) above.

(ii)

Years of Participation. The term “years of participation” shall be Years of Credited Service while a continuous Participant; “years of active participation” shall mean Years of Credited Service while an active Participant, whether or not interrupted by a period or periods of suspended participation; and “years of contributory active participation” shall mean Years of Credited Service while (a) an active Participant prior to May 1, 1966 and (b) a contributing active Participant after May 1, 1966, whether or not interrupted by a period or periods of suspended participation.

(iii)	“Annual Earnings” for periods prior to September 1, 1994 shall mean:

	(A)	for each calendar month prior to July 1, 1970, one-twelfth (1/12) of his basic salary, on an annual basis, in effect at the beginning of each Plan Year; and

(B)

for each calendar month after June 30, 1970, one-twelfth (1/12) of the sum of his basic salary, on an annual basis, in effect at the beginning of each Plan Year, plus any cash payments he received in the prior Plan Year under the Company’s incentive compensation plan;

(iv)

“Interest” for deferred vested Participants who terminated employment prior to September 1, 1994 means interest calculated from the first day of the Plan Year next following the Participant’s contribution, compounded annually to the first of any month in which (A) there shall occur an event under the Plan calling for the distribution of an amount plus interest or (B) the Participant’s retirement, whichever first occurs. Interest to May 1, 1966 shall be calculated at the rate of two percent (2%) compounded annually; interest from May 1, 1966 to January 1, 1971 shall be calculated at the rate of three and one-half percent (3½%) compounded annually; and interest from January 1, 1971 to December 31, 1975 shall be calculated at the rate of four and one-half percent (4½%) compounded annually. Interest from January 1, 1976 to December 31, 1987 shall be calculated at the rate of five percent (5%) compounded annually; and interest from January 1, 1988 at one hundred twenty percent (120%) of the Federal mid-term rate as at the beginning of the Plan Year compounded annually.

6.12	Supplemental Benefit.

(a)

The Board of Directors shall have the authority to cause a benefit, calculated in accordance with paragraph (b) below, to be paid to any one or more of the individuals identified in Schedule H. The supplemental benefit shall be in addition to any benefit payable under the Plan.

(b)

The supplemental benefit shall be as specified herein for the individuals listed in Schedule H. Such payment shall be payable either in the form of an annuity described in paragraph (c) below, payable beginning at normal retirement date, or, at the election of the Participant, with spousal consent if necessary, in the form of a lump sum payment on the first day of any month following the sale of the Corporation’s Buffalo facility and the completion of the applicable forms and waiting period as specified in Article 7.09. In lieu of lump sum payment as described above, the Participant may elect to commence his annuity at the same time the lump sum would have been payable.

(c)

The supplemental benefit shall be paid in accordance with Article 7.01(a) for an unmarried Participant or Article 7.01(b) for a married Participant, unless the Participant elects the following optional form of payment: cash lump sum. In order to derive the life annuity described by Article 7.01(a), the lump sum listed in Schedule H will be divided by a deferred annuity factor, using the PBGC interest rates - as described in Article 1.01. Article 7.01(b) annuities are derived by using the basis stipulated in Article 1.01. Early retirement annuities are the actuarial equivalent of normal retirement annuities using the immediate PBGC interest rate and the P 84 (0) mortality table as stated in Article 1.01.

6.13	Reemployment Following Commencement of Annuity Payments.

Notwithstanding any provisions of the Plan to the contrary, in the event a Participant who is in receipt of annuity payments is reemployed by the Company or an Affiliated Company, payment of such benefit payments shall continue. Upon the Participant’s subsequent termination of employment with the Company and all Affiliated Companies, the Participant shall be entitled to an additional benefit based on the formula then in effect and his Years of Credited Service and Compensation earned after his date of reemployment and such additional benefit shall be subject to and payable in accordance with the provisions of Article 7.

In the event a Participant dies while in active service, the additional benefit shall be payable in accordance with Article 4.06 or Article 8 or 9, as applicable.

ARTICLE 7: FORM OF BENEFIT PAYMENT

7.01	Normal Form of Payment.

Unless a Participant has elected pursuant to Article 7.02 of the Plan that his vested Normal Retirement Benefit be paid in another form or to a Beneficiary other than his surviving Spouse, a Participant’s vested Normal Retirement Benefit shall be paid in whichever of the following forms is applicable:

(a) If the Participant does not have a Spouse at the time payment of his vested Normal Retirement Benefit commences, the vested Normal Retirement Benefit shall be payable in the form of a Life Annuity.

(b)

If the Participant has a Spouse at the time payment of the vested Normal Retirement Benefit commences, and the Participant terminates Service after attaining the earlier of his Normal Retirement Age or his Early Retirement Date, the Participant’s vested Normal Retirement Benefit shall be payable in the form of a Qualified Joint and Survivor Annuity which is the Actuarial Equivalent of the vested Normal Retirement Benefit payable to the Participant as a Life Annuity.

Effective January 1, 2008, notwithstanding any provision hereof to the contrary, if a Participant is permitted, in accordance with Article 7.02, to elect to receive a benefit in the form of a lump sum payment, then in no event shall a Participant’s benefit, as payable in the normal form determined in accordance with this Article 7.01, be less than the Actuarial Equivalent of the lump sum amount payable to the Participant in accordance with Article 7.02(b).

7.02	Optional Forms of Payment for All Benefits.

(a)

In lieu of the form of payment provided in Article 7.01, a Participant may elect in the manner prescribed by the Administrative Committee and during the election period described in paragraph (c) below of, a form of benefit payment provided under paragraph (b) below; provided, however, that any election, made by a Participant who has a Spouse, not to have payment of the Participant’s benefits made in the form of a Qualified Joint and Survivor Annuity under Article 7.01(b), shall not be effective unless:

(i)

The Spouse of the Participant consents in writing to the election; the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); and the Spouse’s consent acknowledges the effect of such election and is witnessed by a member of the Administrative Committee or a Notary Public. Additionally, a Participant’s waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent).

(ii)

If it is established to the satisfaction of the Administrative Committee that the required consent may not be obtained because there is no Spouse, because the Spouse cannot be located, or because of such other circumstances as provided in Treasury regulations under the applicable provisions of the Code, a waiver will be deemed a qualified election.

	(iii)	The Participant elects an annuity form under paragraph (b)(ii) below with his Spouse as Beneficiary.

Any consent by a Spouse (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. At any time during the election period described in Article 7.02(c), a Participant may, without the consent of the Participant’s Spouse, revoke an election to have payment of the retirement benefit made in a form other than a Qualified Joint and Survivor Annuity.

(b)

In the event an election is validly made and in effect pursuant to paragraph (a) of the Plan not to receive payment of benefits in the normal form provided in Article 7.01, then the benefit payable to a Participant shall be the Actuarial Equivalent of the retirement benefit otherwise payable to the Participant in the form of a Life Annuity. A Participant may, in the form and manner prescribed by the Administrative Committee, elect any one of the following optional forms of payment:

	(i)	a Life Annuity payable monthly to the Participant;

(ii)

an immediate joint and survivor annuity commencing on or after the Participant’s Early Retirement Date, or date of termination of employment, if later, under which one hundred percent (100%), seventy-five percent (75%), sixty-six and two-thirds percent (66-2/3%) or fifty percent (50%) of the amount payable to the Participant for his life is continued thereafter for the life of a contingent annuitant designated by him, for a period not in excess of the joint life expectancies of the Participant and the Participant’s Beneficiary;

	(iii)	a lump sum payment; provided the amount of the lump sum payment at the Annuity Starting Date exceeds $5,000, or

	(iv)	one-half (1/2) as a lump sum payment and one-half (1/2) as an annuity.

A Participant may make separate elections of an optional form of benefit with respect to the portion of his benefit payable under Article 4 and the benefit payable under Article 6. However, both benefits together, as provided under Articles 4 and 6, must commence simultaneously.

(c)

Any election not to receive payment of benefits under the Plan in the normal form provided in Article 7.01 of the Plan shall be made at any time during the election period in writing. Any such election may be revoked in writing, and a new election made, at any time during the election period. The election period shall be the ninety (90) day period ending on the Annuity Starting Date.

7.03	Minimum Distributions and Limitation on Optional Forms of Payment.

(a)

Notwithstanding any other Plan provision, all distributions required under this Article 7.03 shall be determined and made in accordance with Sections 1.401(a)(9)-2 through 1.401(a)(9)-9 of the Treasury Regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code. Further, such regulations shall override any Plan provision that is inconsistent with Section 401(a)(9) of the Code. If a Participant dies after payments have commenced, any payments continuing on to his Spouse or Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death.

	(b)	The following rules shall apply to all distributions:

(i)

Any additional benefits accruing to a Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

(ii)

If the Participant’s benefit is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and non-spouse Beneficiary, annuity payments to be made on or after the Participant’s required beginning date to the designated beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6 of the Treasury Regulations. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a non-spouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain. If the Annuity Starting Date occurs in a calendar year which precedes the calendar year in which the Participant reaches age 70, in determining the applicable percentage, the Participant/Beneficiary’s age difference is reduced by the number of years that the Participant is younger than age 70 on the employee’s birthday in the calendar year that contains the Annuity Starting Date.

(iii)

If the Participant’s benefit is being distributed in the form of a period certain and life annuity option, the period certain may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations plus the excess of 70 over the age of the Participant as of the Participant’s birthday in the year that contains the Annuity Starting Date.

(iv)	For purposes of this Article, the following definitions shall apply:

(A)

Designated beneficiary. The individual who is designated as the beneficiary under Article 1.07 is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-4, Q&A-1, of the Treasury Regulations.

(B)

Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date.

	(C)	Life Expectancy. Life expectancy as computed using the Single Life Table in Section 1.401(a)(9)-(9) of the Treasury Regulations.

(D)

Required beginning date. With respect to a Participant who is a 5-percent owner as defined in Section 416(i) of the Code, the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ and, with respect to a Participant who is not a 5-percent owner, the April 1 following the later of the calendar year in which the Participant attains age 70½ or the calendar year in which the Participant retires.

7.04	Notice to Married Participants.

No less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, the Administrative Committee shall furnish any Participant who has a Spouse, by mail or personal delivery, with a written explanation of (a) the terms and conditions of the Qualified Joint and Survivor Annuity provided in Article 7.01 of the Plan, (b) the Participant’s right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit, (c) the rights of the Participant’s Spouse under Article 7.02(b) of the Plan to consent to a waiver of the Qualified Joint and Survivor Annuity form, and (d) the right to make, and the effect of, a revocation of an election to waive payment in the form of a Qualified Joint and Survivor Annuity. Within thirty (30) days following receipt by the Administrative Committee of a Participant’s written request, the Participant shall be furnished an additional written explanation, in terms of dollar amounts, of the financial effect of an election not to receive the Qualified Joint and Survivor Annuity. For notices given in Plan Years beginning after December 31, 2006, such notification shall also include a description of how much larger benefits may be if the commencement of distributions is deferred. The Administrative Committee shall not be required to comply with more than one such request.

7.05	Mandatory Cashout of Small Benefits.

Notwithstanding any provision of the Plan to the contrary, in any case, a lump sum payment of Actuarial Equivalent value shall be made in lieu of all benefits in the event:

(a) the Participant’s Annuity Starting Date occurs on or after his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $5,000 or less, or

(b) the Participant’s Annuity Starting Date occurs prior to his Normal Retirement Date and the present value of his benefit determined as of his Annuity Starting Date amounts to $1,000 or less.

In determining the amount of a lump sum payment payable under this paragraph, Actuarial Equivalent value shall mean a benefit, in the case of a lump sum benefit payable prior to a Participant’s Normal Retirement Date, of equivalent value to the benefit which would otherwise have been provided commencing at the Participant’s Normal Retirement Date, or if larger, the benefit which would otherwise have been provided commencing at the earliest date he could have commenced payment. In the event the present value of a benefit exceeds $1,000 upon its initial determination as to its present value, the present value of the benefit shall be redetermined annually as of the first day of each subsequent Plan Year. The determination as to whether a lump sum payment is due shall be made as soon as practicable following the Participant’s termination of service. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of this paragraph. In no event shall a lump sum payment be made following the date pension payments have commenced as an annuity.

Notwithstanding any provision of the Plan to the contrary, a Participant who is entitled to a pension upon his termination of employment and who has not reached his Normal Retirement Date shall be entitled to elect to receive his pension in one lump sum of Actuarial Equivalent value to the pension payable at his Annuity Starting Date provided that the amount of the lump sum payment exceeds $1,000 but does not exceed $5,000 at the time of payment. The Participant may elect to receive the lump sum payment as soon as practicable following his termination of employment or as of the first day of any later month that precedes his Normal Retirement Date. Such election shall be made in accordance with such administrative rules as the Administrative Committee shall prescribe. Spousal Consent to the Participant’s election of the lump sum is not required. A Participant who is entitled to elect a distribution under this paragraph shall not be entitled to receive payment in any other form of payment offered under the Plan.

7.06	Annuity Contract Nontransferable.

Any annuity contract distributed herefrom must be nontransferable.

7.07	Conflicts With Annuity Contracts.

The terms of any annuity contract purchased and distributed by the Plan to a Participant, Spouse or Beneficiary shall comply with the requirements of this Plan.

7.08	Rollovers.

(a)

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Article 7.08, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b) The following definitions apply to the terms used in this Article 7.08:

(i)

An “eligible rollover distribution” is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) and any distribution where all otherwise eligible distributions are expected to total less than $200;

A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to (1) an individual retirement account or annuity described in Section 408(a) or (b) of the Code; (2) for taxable years beginning after December 31, 2001 and before January 1, 2007; to a qualified trust which is part of a defined contribution plan that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible; or (3) for taxable years beginning after December 31, 2006, to a qualified trust or to an annuity contract described in Section 403(b) of the Code, if such trust or contract provides for separate accounting for amounts so transferred (including interest thereon), including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(ii)

An “eligible retirement plan” is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, a Roth individual retirement account described in Section 408A of the Code (effective January 1, 2008), a qualified trust described in Section 401(a) of the Code, an annuity contract described in Section 403(b) of the Code, or an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan;

(iii)

A “distributee” includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse; and

		(iv)	A “direct rollover” is a payment by the Plan to the eligible retirement plan specified by the distributee.

(c)

Effective April 1, 2007, a distributee also includes a non-spouse Beneficiary. In the case of a nonspouse beneficiary, the direct rollover may be made only to an individual retirement account or annuity described in Sections 408(a) or 408(b) of the Code (“IRA”) that is established on behalf of the designated beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code. Also, in this case, the determination of any required minimum distribution under Section 401(a)(9) of the Code that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-5 I.R.B. 395.

In the event that the provisions of this Article or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Article or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan.

7.09	Waiver of Thirty (30) Day Notice Period.

The notice required by Section 1.411(a)-11(c) of the Treasury Regulations must be provided to a Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date.

A Participant may, after receiving the notice required under Sections 411 and 417 of the Code, affirmatively elect to have his benefit commence sooner than 30 days following his receipt of the required notice, provided all of the following requirements are met:

(i)

the Plan Administrator clearly informs the Participant that he has a period of at least 30 days after receiving the notice to decide when to have his benefit begin, and if applicable, to choose a particular optional form of payment;

		(ii)	the Participant affirmatively elects a date for benefits to begin, and if applicable, an optional form of payment, after receiving the notice;

		(iii)	the Participant is permitted to revoke his election until the later of his Annuity Starting Date or seven (7) days following the day he received the notice;

		(iv)	the Participant’s Annuity Starting Date is after the date the notice is provided; and

		(v)	payment does not commence less than seven (7) days following the day after the notice is received by the Participant.

7.10	Delayed Commencement of Normal Retirement Benefit.

(a)

Notwithstanding any provision hereof to the contrary, in the event a Participant’s pension otherwise required to commence on the Participant’s Normal Retirement Date is delayed because the Administrative Committee is unable to locate the Participant or for any other reason, the Administrative Committee shall commence payment within 90 days after the date the Participant is located. Unless the Participant elects an optional form of payment in accordance with the provisions of Article 7.02, payment shall be in the normal (automatic) form set forth in Article 7.01(a) or 7.01(b), as applicable to the Participant on his Annuity Starting Date. The pension payable to the Participant as of his Annuity Starting Date shall be of Actuarial Equivalent to the pension otherwise payable to the Participant on his Normal Retirement Date.

In the event a Participant whose pension is delayed beyond his Normal Retirement Date as described in the foregoing paragraph dies prior to his Annuity Starting Date, and is survived by a Spouse, the Spouse shall be entitled to receive a survivor annuity under the provisions of Article 7.01(b), computed as Actuarial Equivalent of the pension otherwise payable to the Participant on his Normal Retirement Date.

For purposes of this paragraph (a), Actuarial Equivalent shall be determined in the same manner as provided in Article 6.07(b).

(b)

In lieu of the pension otherwise payable under paragraph (a) above, a Participant described in paragraph (a) above may elect to receive his pension as of his Normal Retirement Date in accordance with subparagraph (b)(i) or subparagraph (b)(ii) below:

(i)

Annuity with Partial Lump Sum. A Participant may elect to receive a pension payable in the amount that would have been payable to the Participant if payments had commenced on the Participant’s Normal Retirement Date (“retroactive Annuity Starting Date”) in the form elected by the Participant; plus one lump sum payment equal to the sum of the monthly payments the Participant would have received during the period beginning on his Normal Retirement Date and ending with the month preceding his Annuity Starting Date, together with interest at the annual rate specified in Article 4.03(a)(v), compounded annually. The amount of such monthly payments shall be determined as of the Participant’s Normal Retirement Date on the basis of the actual form of payment in which the Participant’s pension is payable under Article 7.01 or 7.02, as applicable. The lump sum shall be paid on or as soon as practicable following the date the Participant’s pension commences. An election under this subparagraph (b)(i) shall be subject to the following requirements:

(A)

The Participant’s benefit, including any interest adjustment, must satisfy the provisions of Section 415 of the Code, both at the retroactive Annuity Starting Date and at the actual commencement date, except that if payments commence within 12 months of the retroactive Annuity Starting Date, the provisions of Section 415 of the Code need only be satisfied as of the retroactive Annuity Starting Date.

(B)	Spousal Consent to the retroactive Annuity Starting Date is required unless:

(1)

the amount of the survivor annuity payable to the spouse determined as of the retroactive Annuity Starting Date under the form elected by the Participant is no less than the amount the spouse would receive under the Qualified Joint and Survivor Annuity on the actual commencement date; or

		(2)	the Participant’s spouse on his retroactive Annuity Starting Date is not his spouse on his actual commencement date and is not treated as his spouse under a qualified domestic relations order.

	(C)	The Participant may not elect the lump sum optional form of payment under Article 7.02.

(ii)

Lump Sum Payment. A Participant shall receive payment of his pension in the form of one lump sum payment determined as if his Normal Retirement Date was his Annuity Starting Date (“retroactive Annuity Starting Date”). Such election shall be subject to the following requirements:

(A)

the Participant’s benefit, including any interest adjustment, must satisfy the provisions of Sections 415 of the Code, both at the retroactive Annuity Starting Date and at the actual commencement date;

(B)

the lump sum payment shall not be less than the amount that would have been payable on the retroactive Annuity Starting Date if the lump sum amount had been calculated using the IRS Interest Rate and IRS Mortality Table in effect on the date of distribution;

(C)

the lump sum payment shall be increased by an amount of interest credited at the annual rate specified in Article 4.03(a)(v) from the Participant’s Normal Retirement Date to his actual commencement date; and

(D)

Spousal Consent to the retroactive Annuity Starting Date is required unless the Participant’s spouse on his retroactive Annuity Starting Date is not his spouse on his actual commencement date and is not treated as his spouse under a qualified domestic relations order.

A Participant may make an election under this paragraph (b) in accordance with such administrative rules as shall be prescribed by the Administrative Committee.

7.11	Limitation on Benefits In the Event of a Liquidity Shortfall.

Notwithstanding any provisions of the Plan to the contrary, in the event the Plan has a liquidity shortfall within the meaning of Section 401(a)(32) of the Code, the Trustee shall, as directed by the Administrative Committee, cease payment during the period of such liquidity shortfall of (a)

any payment in excess of the monthly amount payable under a single life annuity (plus any social security supplements described in Section 411(a)(9) of the Code) to any Participant or Beneficiary whose Annuity Starting Date occurs during such period, (b) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, or (c) any other payment specified in regulations promulgated under Section 401(a)(32) of the Code.

7.12	Limitations Based on Funded Status of the Plan.

Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply as required by Section 436 of the Code effective for Plan Years beginning on or after January 1, 2008, except to the extent the exception under Section 436(d)(4) of the Code applies:

(a)

In the event the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60 percent, benefit accruals shall cease during the period benefit accruals are restricted under the provisions of Section 436(e) of the Code. The benefit accruals that were not permitted to accrue pursuant to the application of the provisions of the preceding sentence shall be restored automatically as of the 436 measurement date the limitations under Section 436(e) of the Code cease to apply, if (i) the continuous period of the limitation is 12 months or less, and (ii) the Plan’s enrolled actuary certifies that the adjusted funding target attainment percentage for the Plan would not be less than 60 percent taking into account the restored benefit accruals for the prior Plan Year.

(b)

In the event the Plan’s adjusted funding target attainment percentage for a Plan Year falls below the threshold defined under Section 436(d)(1) and/or (3) of the Code, the Trustee shall, as directed by the Administrative Committee, cease payment of any prohibited payment during the period specified in, and to the extent necessary to comply with the provisions of Section 436(d) of the Code.

(c)

In no event shall a prohibited payment be paid during any period the Employer is a debtor in a case under Title 11, United States Code, or similar federal or state law, to the extent necessary to comply with the provisions of Section 436(d)(2) of the Code.

(d)

In no event shall an amendment that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable become effective during the period such amendment would violate the provisions of Section 436(c) of the Code.

(e)

If an optional form of benefit that is otherwise available under the terms of the Plan is not available because of the application of Section 436(d)(1) or (2) of the Code, the Participant or Beneficiary, as applicable, shall be eligible to elect another form of benefit available under the Plan or to defer payment to a later date (to the extent permitted under applicable qualification requirements).

(f)

If an optional form of benefit that is otherwise available under the terms of the Plan is not available because of the application of Section 436(d)(3) of the Code, a Participant or Beneficiary, as applicable, shall be eligible to defer his entire payment to a later date (to the extent permitted under applicable qualification requirements) or to bifurcate the benefit into unrestricted and restricted portions. If a Participant or Beneficiary elects to bifurcate the benefit, the Participant or Beneficiary shall be eligible to elect, with respect to the unrestricted portion of the benefit, any optional form otherwise available under the Plan with respect to the Participant’s or Beneficiary’s entire benefit and in such a case, if the Participant or Beneficiary elects payment of the unrestricted portion of the benefit in the form of a prohibited payment, the Participant or Beneficiary shall be eligible to elect:

(i)

to receive payment of the restricted portion of the benefit in any optional form of benefit under the Plan that is not a prohibited payment and that would have been permitted with respect to the Participant’s or Beneficiary’s entire benefit[; or

(ii)

if the Administrative Committee has determined in a consistent and nondiscriminatory manner that a Participant or Beneficiary may defer only the restricted portion of his benefit, to defer commencement of the restricted portion of his benefit until after the restrictions on prohibited payments lapse (to the extent permitted under applicable qualification requirements) and receive said amount in any optional form of payment available under the Plan. Such election shall be subject to any other applicable qualification requirements, shall be treated as a new Annuity Starting Date, and shall be made in accordance with all Plan rules regarding elections of forms of benefit.

For purposes of this Article 7.12, the terms “adjusted funding target attainment percentage,” “prohibited payment,” “unrestricted portion of the benefit,” and “restricted portion of the benefit” shall have the meanings given under Section 436 of the Code, the regulations thereunder, and any applicable Internal Revenue Service guidance.

In the event that the provisions of this Article 7.12 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Article 7.12 or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan.

7.13	Limitations on Unpredictable Contingent Event Benefit.

Notwithstanding any provision of the Plan to the contrary, with respect to Plan Years beginning on or after January 1, 2008, if a Participant or Beneficiary is entitled to an “unpredictable contingent event benefit” (as defined under Section 436(b) of the Code) with respect to any event occurring during any Plan Year, such unpredictable contingent event benefit shall not be provided to such Participant or Beneficiary if the Plan’s adjusted funding target attainment percentage (as defined in Article 7.12) for such Plan Year is less than 60 percent or would be less than 60 percent taking into account such occurrence; provided, however, that such unpredictable contingent event benefit shall become payable if and when the Plan meets the exemption under Section 436(b)(2) of the Code.

In the event that the provisions of this Article 7.13 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Article 7.13 or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan.

ARTICLE 8: DEATH BENEFITS

8.01	Pre-Retirement Death Benefit.

(a)

If a Participant who has a vested interest in his retirement benefit dies before payment of his benefit commences, then his Beneficiary shall be entitled to receive a pre-retirement death benefit. For a Participant who was an Employee in active employment at the time of his death, the benefit shall be equal to the amount the Participant would have received pursuant to Article 6.01(a) and Article 6.01(b), if the benefit to which the Participant had been entitled at his date of death had commenced in the form of a one hundred percent (100%) joint and survivor annuity in the month next following the month in which his Normal Retirement Date had occurred (or next following the month in which his date of death occurred, if later); for a Participant who was not an Employee in active employment at the time of his death (including a Participant who was accruing benefits or receiving payments under Article 6.05), the benefit shall be equal to the amount the Participant would have received pursuant to Article 6.01(a) and Article 6.01(b), if the benefit to which the Participant had been entitled at his date of death had commenced in the form of a fifty percent (50%) joint and survivor annuity in the month next following the month in which his Normal Retirement Date had occurred (or next following the month in which his date of death occurred, if later). The benefit payable to the Beneficiary shall be reduced in accordance with Schedule A 1 to reflect its commencement prior to the Participant’s Normal Retirement Date and on or after the Participant’s 55th birthday if the Beneficiary elects early commencement. The benefit payable hereunder shall commence as of the first day of the month following the month in which the Participant’s Normal Retirement Date would have occurred. However, the Participant’s Beneficiary may elect to begin receiving payments as of the first day of any month following the Participant’s death. If the Beneficiary elects to commence receipt of payment prior to the Participant’s 55th birthday, the reduction for early commencement shall be the Actuarial Equivalent from age 65.

	(b)	The death benefit payable in accordance with this Article 8.01 shall be in addition to any death benefit payable in accordance with Article 4.06.

(c)

Notwithstanding paragraphs (a) and (b) above, a lump sum payment of Actuarial Equivalent value shall be paid to the Beneficiary, without his or her consent, in lieu of the monthly benefit if the present value of the benefit payable as of the date payments commence to the Beneficiary amounts to $5,000 or less. In the event the present value of a Beneficiary’s benefit exceeds $5,000 upon an initial determination as to its present value and distribution of the benefit is deferred, the present value of the Beneficiary’s benefit shall be re-determined annually as of the first day of each subsequent Plan Year. The lump sum payment shall be made as soon as practicable following the Participant’s date of death or such later date that a determination is made that the amount qualifies for distribution under this paragraph. In no event shall a lump sum payment be made following the date benefit payments have commenced to the Beneficiary as an annuity.

	(d)	In the event a Participant entitled to a death benefit under paragraph (a) dies in active employment with his estate as his Beneficiary, the death benefit shall be calculated assuming the Beneficiary is the same age as the Participant and, in lieu of the annuity form of payment, the death benefit shall be paid in one lump sum under Article 8.03.

(e)

Notwithstanding any provision to the contrary, if a Participant who has a vested interest in his retirement benefit dies after January 1, 2007 while performing qualified military service pursuant to the Heroes Earnings Assistance and Tax Relief Act of 2008 and before payment of his benefit commences, then that Participant shall be treated as an Employee in active service for purposes of this Article.

8.02	Post-Retirement Death Benefit.

Upon the death after retirement of a Participant who contributed for sixty (60) consecutive months ending August 31, 1994, and attained age fifty-five (55) on or before August 31, 1994, his Death Benefit shall be equal to:

	(a)	$1,000; plus

(b)

the greater of (i) his Compensation (on an annual basis) in effect on the January 1 next preceding his retirement date, reduced by 1/60th of such amount on the first day of each month following his retirement date, and (ii) $2,000; less

	(c)	Any amounts under a Group Life Insurance Plan of the Company which were paid to such Participant during his lifetime or are payable by reason of his death.

8.03	Payment to Beneficiary.

The Beneficiary entitled to a benefit pursuant to Article 8.01(a) may elect to receive the benefit in a lump sum, payable at the election of the Beneficiary, at any time following the Participant’s death. The death benefit payable to a Beneficiary pursuant to Article 8.02 shall be paid in a lump sum as soon as practicable after the date of the Participant’s death.

8.04	Required Distributions.

(a)

If a Participant dies after distribution of his interest in the Plan has commenced in accordance with Article 7 of the Plan, the remaining portion of the Participant’s interest in the Plan shall be distributed at least as rapidly as the method of distribution being used as of the date of the Participant’s death pursuant to Article 7 of the Plan.

(b)

If the Participant dies before distribution of his interest in the Plan has commenced, the Participant’s entire interest in the Plan shall be distributed no later than five (5) years after the date of the Participant’s death except to the extent provided in paragraphs (i) or (ii) below:

(i)

if any portion of the Participant’s interest in the Plan is payable to (or for the benefit of) a designated Beneficiary, distribution of the Participant’s interest in the Plan may be made over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary), commencing no later than one year after the date of such Participant’s death or such later date as may be provided in Treasury Regulations under the applicable provisions of the Code; and

(ii)

if the designated Beneficiary is the Participant’s surviving Spouse, the date on which the distributions are required to begin in accordance with paragraph (i) immediately above shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2), and if the surviving Spouse dies before the distributions to such Spouse begin, subsequent distributions shall be made as if the surviving Spouse were the Participant.

	(c)	For purposes of this Article 8.04:

		(i)	the life expectancy of the Participant and, if applicable, the Participant’s Spouse (other than in the case of a Life Annuity) may be determined but not more frequently than annually, and

(ii)

any amount paid to a child shall be treated as if it had been paid to the surviving Spouse if such amount will become payable to the surviving Spouse when such child reaches the age of majority (or such other designated event permitted under Treasury Regulations).

8.05	Return of Contributions.

(a)

Upon receipt of proof, satisfactory to the Administrative Committee, of the death of a Participant, provided no other benefit is payable under the Plan on his account except as set forth in Article 8.05(b) below, the amount of his employee contributions at the time of the Participant’s death which have not been distributed to the Participant shall be payable in one sum to his Beneficiary, if living.

(b)

If the Participant’s Beneficiary is the Participant’s Spouse, the Spouse shall receive the amount of employee contributions which have not been distributed in one sum, in addition to, and without any reduction for, any other benefit the spouse is entitled to receive under any other provision of this Plan.

ARTICLE 9: RETIREMENT BENEFITS UNDER COLLECTIVE BARGAINING AGREEMENTS

9.01	Eligibility for Employees Subject to a Collective Bargaining Agreement.

(a)

Each Employee whose employment is covered by a collective bargaining agreement to which the Company is a party and which provides for coverage under the Plan, who, on or after September 15, 1952, shall have attained the age of sixty-five (65), shall have completed ten (10) or more Years of Credited Service and shall have ceased active Service shall be a Participant and shall be entitled to receive a pension determined under this Article 9.

(b)

Effective January 1, 1976, an Employee to whom paragraph (a) applies and who begins employment with the Company five (5) or more years before the Normal Retirement Age shall be a Participant in the Plan and entitled to a benefit after reaching Normal Retirement Age based upon actual Years of Credited Service.

(c)

Effective January 1, 1989, each Employee to whom paragraph (a) applies who, on or after September 15, 1952, shall have completed five (5) or more Years of Credited Service shall be a Participant, and after ceasing active Service, shall be entitled to receive a pension benefit under the Plan regardless of the number of years of participation before retirement age.

(d)

Effective January 1, 2008, each Employee to whom paragraph (a) applies who, on or after September 15, 1952, shall have completed three (3) or more Years of Credited Service shall be a Participant, and after ceasing active Service, shall be entitled to receive a pension benefit under the Plan regardless of the number of years of participation before retirement age.

9.02	Amount, Form, and Commencement of Retirement Benefit.

The monthly amount of pension payable to a pensioner retired pursuant to the provisions of Article 9.01 of the Plan shall be as follows:

	(a)	Normal Retirement.

		(i)	Wood-Ridge and Nuclear Facilities.

With respect to any such pensioner whose Credited Service was with the Wood-Ridge and Nuclear Facilities:

(A)

With benefits payable commencing prior to October 1, 1962, $6.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $6.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

(B)

With benefits payable commencing on and after October 1, 1962 and prior to October 1, 1965, $6.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $6.50 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

(C)

With benefits payable commencing on and after October 1, 1965 and prior to October 1, 1968, $6.50 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $6.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

(D)

With benefits payable commencing on and after October 1, 1968 and prior to October 1, 1971, $7.50 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $7.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

(E)

With benefits payable commencing on and after October 1, 1971 and prior to October 1, 1974, $8.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974 but prior to October 1, 1976, and $8.50 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

(F)

With benefits payable commencing on and after October 1, 1974 and prior to October 1, 1976, $9.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1974.

	(G)	With benefits payable commencing on and after October 1, 1976, $10.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1976.

(ii)	Buffalo Facility.

With respect to any such pensioner whose Credited Service was with the Buffalo Facility:

	(A)	With benefits payable commencing prior to October 1, 1962, $4.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

(B)

With benefits payable commencing on or after October 1, 1962 and prior to October 1, 1965, $5.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

(C)

With benefits payable commencing on or after October 1, 1965 and prior to October 1, 1968, $5.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

(D)

With benefits payable commencing on or after October 1, 1968 and prior to October 1, 1971, $6.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1970.

(E)

With benefits payable commencing on or after October 1, 1971 and prior to October 1, 1973, $6.25 multiplied by his Years of Credited Service for benefit payments due prior to February 1, 1972, becoming the sum of $6.25 multiplied by his Years of Credited Service prior to January 1, 1972 and $7.00 multiplied by his Years of Credited Service on and after January 1, 1972, for benefit payments due on and after February 1, 1972.

(F)

With benefits payable commencing on or after October 1, 1973, the sum of $6.50 multiplied by his Years of Credited Service prior to January 1, 1972 and $7.00 multiplied by his Years of Credited Service on and after January 1, 1972.

(G)

With benefits payable commencing on or after October 1, 1974, the sum of $8.00 multiplied by his Years of Credited Service prior to January 1, 1972 and $7.00 multiplied by his Years of Credited Service on and after January 1, 1972 for payments due on and after October 1, 1974.

(H)	With benefits payable commencing on or after October 1, 1975, $8.00 multiplied by his Years of Credited Service for payments due on and after October 1, 1975.

(I)

With benefits payable commencing on or after November 1, 1977 and prior to November 1, 1978, the sum of $8.00 multiplied by his Years of Credited Service prior to January 1, 1978 and $9.00 multiplied by his Years of Credited Service on and after January 1, 1978.

(J)

With benefits payable commencing on or after November 1, 1978, the sum of $8.00 multiplied by his Years of Credited Service prior to January 1, 1978 and $10.00 multiplied by his Years of Credited Service on and after January 1, 1978.

	(K)	With benefits payable commencing on or after November 2, 1980, the sum of:

		(1)	$8.00 multiplied by his Years of Credited Service prior to January 1, 1978,

		(2)	$10.00 multiplied by his Years of Credited Service from January 1, 1978 through November 1, 1980,

		(3)	$11.00 multiplied by his Years of Credited Service from November 2, 1980 through November 1, 1981,

		(4)	$12.00 multiplied by his Years of Credited Service on and after November 2, 1981 through May 4, 1985,

		(5)	$13.00 multiplied by his Years of Credited Service on and after May 4, 1985 through July 23, 1993, and

		(6)	$17.00 multiplied by his Years of Credited Service on and after July 24, 1993.

(iii)	Curtiss-Wright Flight Systems, Inc. Facility.

With respect to any such pensioner whose Credited Service was with the Curtiss-Wright Flight Systems, Inc. Facility:

	(A)	With benefits payable commencing prior to October 1, 1962, $4.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

(B)

With benefits payable commencing on or after October 1, 1962 and prior to October 1, 1965, $5.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

(C)

With benefits payable commencing on or after October 1, 1965 and prior to October 1, 1968, $5.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

	(D)	With benefits payable commencing on or after October 1, 1968, $6.25 multiplied by his Years of Credited Service.

(iv)	Marquette Metal Products Company.

With respect to any such pensioner whose Credited Service was with The Marquette Metal Products Company:

	(A)	With benefits payable commencing prior to October 1, 1962, $4.75 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

(B)

With benefits payable commencing on or after October 1, 1962 and prior to October 1, 1965, $5.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

(C)

With benefits payable commencing on or after October 1, 1965 and prior to October 1, 1968, $5.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1969.

(D)

With benefits payable commencing on or after October 1, 1968 and prior to October 1, 1971, $6.25 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after October 1, 1970.

(E)

With benefits payable commencing on or after October 1, 1971 and prior to October 1, 1973, $6.25 multiplied by his Years of Credited Service for benefit payments due prior to February 1, 1972, becoming the sum of $6.25 multiplied by his Years of Credited Service prior to October 1, 1971 and $7.00 multiplied by his Years of Credited Service on and after October 1, 1971 for benefit payments due on and after February 1, 1972.

(F)

With benefits payable commencing on or after October 1, 1973, the sum of $6.50 multiplied by his Years of Credited Service prior to October 1, 1971 and $7.00 multiplied by his Years of Credited Service on and after October 1, 1971.

(G)

With benefits payable commencing on or after October 1, 1974, the sum of $7.50 multiplied by his Years of Credited Service prior to October 1, 1971 and $7.50 multiplied by his Years of Credited Service on and after October 1, 1971.

(H)

With benefits payable commencing on or after October 1, 1975, the sum of $7.50 multiplied by his Years of Credited Service prior to October 1, 1971 and $8.00 multiplied by his Years of Credited Service on and after October 1, 1971.

(I)

With benefits payable commencing on or after October 1, 1976, the sum of $7.50 multiplied by his Years of Credited Service prior to October 1, 1971 and $9.00 multiplied by his Years of Credited Service on and after October 1, 1971 and $10.00 multiplied by his Years of Credited Service on and after November 1, 1979.

(v)	Target Rock Corporation.

With respect to any such pensioner whose Credited Service was with Target Rock Corporation, subsequently known as Curtiss-Wright Flow Control Corporation:

(A)

With benefits commencing on or after June 1, 1967 and prior to October 1, 1968, $6.25 multiplied by his Years of Credited Service, for any pension payments due for months commencing on and after February 1, 1972.

(B)

With benefits payable commencing on or after October 1, 1968 and prior to October 1, 1971, $7.25 multiplied by his Years of Credited Service, for any pension payments due for months commencing on and after February 1, 1972.

(C)

With benefits payable commencing on or after October 1, 1971 and prior to June 1, 1975, his Years of Credited Service multiplied by $6.25 for any pension payments due for months commencing on and after October 1, 1971 but prior to February 1, 1972 and by $8.00 for any pension payments due for months commencing on or after February 1, 1972.

(D)

With benefits payable commencing on or after June 1, 1975 and prior to May 1, 1977, $9.00 multiplied by his Years of Credited Service for any pension payments due for months commencing on and after June 1, 1975.

(E)

With benefits payable commencing on or after May 1, 1977, the sum of $9.00 multiplied by his Years of Credited Service prior to May 1, 1977 and $10.00 multiplied by his Years of Credited Service on and after May 1, 1977 for any pension payments due for months commencing on and after May 1, 1977.

(F)

$11.00 multiplied by his Years of Credited Service on or after May 1, 1981 for any pension payments due for months commencing on and after May 1, 1981, $12.00 multiplied by his Years of Credited Service on and after May 5, 1982 for any pension payments due for months commencing on and after May 5, 1982, $13.00 multiplied by his Years of Credited Service on and after May 7, 1984 for any pension payments due for months commencing on and after May 7, 1984, $14.00 multiplied by his Years of Credited Service on and after May 6, 1985 for any pension payments due for months commencing on and after May 6, 1985, and $15.00 multiplied by his Years of Credited Service on and after May 5, 1986 for any pension payments due for months commencing on and after May 5, 1986.

	(G)	$17.00 multiplied by his Years of Credited Service with Target Rock Corporation, now known as Curtiss-Wright Flow Control Corporation, on or after August 1, 1994 for any pension payments due for months commencing on or after August 1, 1994. The benefit under this subparagraph (G) is only available for those union members who did not elect to participate in the Curtiss-Wright Corporation Savings and Investment Plan.

(H)

$19.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after August 1, 1997 for any pension payments due for months commencing on or after August 1, 1997;

(I)

$21.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after August 1, 1998, for any pension payments due for months commencing on or after August 1, 1998;

(J)

$23.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2001, for any pension payments due for months commencing on or after January 1, 2001;

(K)

$25.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2002, for any pension payments due for months commencing on or after January 1, 2002;

(L)

$28.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2003, for any pension payments due for months commencing on or after January 1, 2003.

(M)

$30.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2004, for any pension payments due for months commencing on or after January 1, 2004.

(N)

$32.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2005, for any pension payments due for months commencing on or after January 1, 2005.

(O)

$34.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2006, for any pension payments due for months commencing on or after January 1, 2006.

(P)

$36.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2007, for any pension payments due for months commencing on or after January 1, 2007.

(Q)

$38.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2008, for any pension payments due for months commencing on or after January 1, 2008.

(R)

$41.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2009, for any pension payments due for months commencing on or after January 1, 2009.

(vi)	Metal Improvement Company, LLC - Columbus Division.

With respect to any such pensioner whose Credited Service is with the Metal Improvement Company, LLC - Columbus Division:

(A)

With benefits commencing on or after January 1, 1996, $10.00 multiplied by his Years of Credited Service on or after January 1, 1996, for any pension payments due for months commencing on or after January 1, 1996;

(B)

With benefits commencing on or after January 1, 2001, $20.00 multiplied by his Years of Credited Service on or after January 1, 2001, for any pension payments due for months commencing after January 1, 2001.

(C)

With benefits commencing on or after January 1, 2003, $24 multiplied by his Years of Credited Service on or after January 1, 2003, or any pension payments due for months commencing after January 1, 2003.

(D)

With benefits commencing on or after January 1, 2005, $28.00 multiplied by his Years of Credited Service on or after January 1, 2005, or any pension payments due for months commencing after January 1, 2005.

(E)

With benefits commencing on or after January 1, 2009, $33.00 multiplied by his Years of Credited Service on or after January 1, 2009, or any pension payments due for months commencing after January 1, 2009.

Service for vesting purposes shall commence January 1, 1996.

(vii)	Metal Improvement Company, LLC - Vernon Division.

With respect to any such pensioner whose Credited Service was with the Metal Improvement Company, LLC - Vernon Division:

(A)

With benefits commencing on or after October 1, 1996, $6.50 multiplied by his Years of Credited Service on or after October 1, 1996, for any pension payments due for months commencing on or after October 1, 1996.

(B)

With benefits commencing on or after January 1, 2000, $7.50 multiplied by his Years of Credited Service on or after January 1, 2000, for any pension payments due for months commencing on or after January 1, 2000.

(C)

With benefits commencing on or after J January 1, 2001, $8.50 multiplied by his Years of Credited Service on or after January 1, 2001, for any pension payments due for months commencing on or after January 1, 2001.

(D)

With benefits commencing on or after January 1, 2002, $9.50 multiplied by his Years of Credited Service on or after January 1, 2002, for any pension payments due for months commencing on or after January 1, 2002.

(E)

With benefits commencing on or after January 1, 2005, $12.50 multiplied by his Years of Credited Service on or after January 1, 2005, for any pension payments due for months commencing on or after January 1, 2005.

(F)

With benefits commencing on or after January 1, 2006, $15.00 multiplied by his Years of Credited Service on or after January 1, 2006, for any pension payments due for months commencing on or after January 1, 2006.

(G)

With Benefits commencing on and after January 1, 2010, $18.00 multiplied by his years of credited service on and after January 1, 2010, for any pension payments due for months commencing on and after January 1, 2010.

Service for vesting purposes shall commence October 1, 1996.

(viii)	Metal Improvement Company, LLC - Addison Division.

With respect to any such pensioner whose Credited Service was with the Metal Improvement Company, LLC - Addison Division:

(A)

With benefits commencing on or after November 1, 1996, $4.00 multiplied by his Years of Credited Service on or after November 1, 1996, for any pension payments due for months commencing on or after November 1, 1996.

(B)

With benefits commencing on or after January 1, 2000, $5.00 multiplied by his Years of Credited Service on or after January 1, 2000, for any pension payments due for months commencing on or after January 1, 2000.

	(C)	With benefits commencing on or after January 1, 2001, $6.00 multiplied by his Years of Credited Service on or after

January 1, 2001, for any pension payments due for months commencing on or after January 1, 2001.

(D)

With benefits commencing on or after January 1, 2002, $8.00 multiplied by his Years of Credited Service on or after January 1, 2002, for any pension payments due for months commencing on or after January 1, 2002.

(E)

With benefits commencing on or after January 1, 2005, $12.00 multiplied by his Years of Credited Service on or after January 1, 2005, for any pension payments due for months commencing on or after January 1, 2005.

(F)

With benefits commencing on or after January 1, 2006, $15.00 multiplied by his Years of Credited Service on or after January 1, 2006 for any pension payments due for months commencing on or after January 1, 2006.

Service for vesting purposes shall commence November 1, 1996.

(ix)	Metal Improvement Company, Inc. - Long Island Division.

With respect to any such pensioner whose credited service was with the Metal Improvement Company - Long Island Division:

(A)

With benefits commencing on or after April 1, 1998, $3.00 multiplied by his years of credited service on or after April 1, 1998, for any pension payments due for months commencing on or after April 1, 1998.

(B)

With benefits commencing on or after January 1, 2003, $6.00 multiplied by his years of credited service on or after January 1, 2003, for any pension payments due for months commencing on or after January 1, 2003.

(C)

With benefits commencing on or after January 1, 2006, $9.00 multiplied by his years of credited service on or after January 1, 2006, for any pension payments due for months commencing on or after January 1, 2006.

(D)

With benefits commencing on or after January 1, 2008, $12.00 multiplied by his years of credited service on or after January 1, 2008, for any pension payments due for months commencing on or after January 1, 2008.

(E)

With benefits commencing on or after January 1, 2010, $15.00 multiplied by his years of credited service on or after January 1, 2010, for any pension payments due for months commencing on or after January 1, 2010.

Service for vesting purposes shall commence April 1, 1998.

	(x)	Metal Improvement Company, Inc. - Wakefield Division.

With respect to any such pensioner whose credited service was with the Metal Improvement Company - Wakefield Division:

(A)

With benefits commencing on or after June 1, 1999, $8.00 multiplied by his years of credited service on or after January 1, 1999, for any pension payments due for months commencing on or after June 1, 2001.

(B)

With benefits commencing on or after January 1, 2001, $10.00 multiplied by his years of credited service on or after January 1, 2001, for any pension payments due for months commencing on or after January 1, 2001.

(C)

With benefits commencing on or after January 1, 2003, $13.00 multiplied by his years of credited service on or after January 1, 2003, for any pension payments due for months commencing on or after January 1, 2003.

Service for vesting purposes shall commence June 1, 1999.

	(xi)	Metal Improvement Company - Lynwood Division:

With respect to any such pensioner whose credited service was with the Metal Improvement Company - Lynwood Division:

		(A)	With benefits commencing on or after May 1, 2001, $6.50 multiplied by his years of credited service on or after May 1, 2001, for any pension payments due for months commencing on or after May 1, 2001.

(B)

With benefits commencing on or after January 1, 2007, $10.00 multiplied by his years of credited service on or after January 1, 2007, for any pension payments due for months commencing on or after January 1, 2007.

(C)

With benefits commencing on or after January 1, 2010, $14.00 multiplied by his years of credited service on or after January 1, 2010, for any pension payments due for months commencing on or after January 1, 2010.

Service for vesting purposes shall commence May 1, 2001.

(b)	Early Retirement.

(i)

On or after January 1, 1989 any Participant described in Article 9.01 who has attained age fifty-five (55), but not age sixty-five (65), and who has five (5) or more Years of Credited Service (three (3) or more Years of Credited Service for purposes of vesting effective January 1, 2008) may retire at his option, and for any such Participant who retires with benefits which first could commence on or after October 1, 1965, the monthly pension payable to him shall be either:

		(A)	a pension commencing at age sixty-five (65) determined in accordance with Article 9.02(a) of the Plan and based upon his Credited Service at the time of his early retirement, or

(B)

a pension commencing on the first day of the month selected by him at the time of his early retirement which is after such retirement and prior to age sixty-five (65), in an amount equal to the amount that would have been payable at age sixty-five (65) on the basis of his Credited Service at the time of early retirement, multiplied by the applicable percentage set forth in Schedule F.

(ii)

A Participant who retires under the provisions of paragraph (a)(v) and this paragraph (b) may elect to have his pension benefit otherwise payable to him under the provisions of paragraph (a)(v) or (e), as applicable, adjusted as follows:

(A)

With respect to months for which a benefit is payable to the Participant up to and including the month he attains age 62, his pension benefit shall be equal to the sum of his benefit determined under paragraph (a)(v) or the reduced amount of such pension if he has a survivor benefit in accordance with paragraph (e), plus $100.00 reduced by 45/100 of 1% for each complete calendar month by which he is under age 62 at the date such early retirement benefits commence.

		(B)	With respect to months for which a benefit is payable to him following his attainment of age 62, an amount equal to the amount specified in (A) hereof less $100.00.

(C)

Such election shall be made within the 90-day election period preceding the Participant’s Annuity Starting Date and in accordance with such administrative rules as the Administrative Committee shall prescribe in accordance with applicable law.

(c)	Total and Permanent Disability Retirement.

(i)

A Participant described in Article 9.01 with at least five (5) Years of Credited Service (three (3) Years of Credited Service for purposes of vesting effective January 1, 2008) who is actually at work for the Company or is on an Company-approved Leave of Absence on or after January 1, 1989, who subsequent to September 15, 1952 becomes totally and permanently disabled prior to attaining age sixty-five (65), shall be eligible for a disability pension as hereinafter provided.

(ii)

An Participant shall be deemed to be totally and permanently disabled, for purposes of this paragraph when on the basis of medical evidence satisfactory to the Company he is found to be wholly and permanently prevented from engaging in any occupation or employment for wage or profit as a result of bodily injury or disease, either occupational or non-occupational in cause, provided, however, that no Employee shall be deemed to be totally and permanently disabled for the purposes of the Plan if his disability resulted from an intentional self-inflicted injury, or a hostile act of a foreign power, or resulted from service in the Armed Forces of any country, unless his benefits could first commence on or after January 1, 1989, and he has accumulated five (5) Years of Credited Service since such hostile act or since leaving service in such Armed Forces.

(iii)	The monthly pension payable to a disability pensioner shall be in accordance with Article 9.02(a) of the Plan, based on Credited Service at the date of disability.

(iv)

In addition to the monthly pension provided for in subparagraph (iii), there shall be payable to a disability pensioner during the continuance of his total and permanent disability, until he attains age sixty-five (65), or, if earlier, until the date at which such disability pensioner becomes or could have become entitled to an unreduced Federal Social Security benefit for age or for disability, a monthly amount equal to:

	(A)	$5.20 multiplied by his Years of Credited Service at the date of disability, but not more than $130, with respect to a monthly pension that first could commence prior to October 1, 1968,

	(B)	$6.00 multiplied by his Years of Credited Service at the date of disability, but not more than $150, with respect to a monthly pension that first could commence on or after October 1, 1968, and

	(C)	$10.00 multiplied by his Years of Credited Service at the date of disability, but not more than $250, with respect to a monthly pension that first could commence on or after March 1, 1978.

(v)

Any disability pensioner may be required to submit to medical examination at any time during retirement prior to age sixty-five (65), but not more often than semi-annually, to determine whether he is eligible for continuance of the disability pension. If, on the basis of such examination, it is found that he is no longer disabled or if he engages in gainful employment, except for purposes of rehabilitation as determined by the Company, his disability pension will cease. In the event the disability pensioner refuses to submit to medical examination, his pension will be discontinued until he submits to examination.

(vi)

In the event a Participant in receipt of a pension under this paragraph (c) dies prior to his Normal Retirement Date, a survivor annuity shall be payable to his spouse provided the Participant had been married to his Spouse for at least one (1) year immediately prior to his date of death. In such event the survivor annuity shall be equal to the survivor benefit that would have been payable to the Spouse under paragraph (e)(iii) if such coverage had been in effect on the day preceding the Participant’s date of death.

(d)	Retention of Deferred Pension.

(i)

A Participant described in Article 9.01 who loses Credited Service in accordance with Article 9.03(c) of the Plan prior to the age at which he is eligible for early retirement in accordance with Article 9.02(b) of the Plan, shall be eligible for a deferred pension; provided, that:

		(A)	If such loss was on or after September 15, 1957 and prior to September 30, 1962, such Participant then had at least twenty (20) Years of Credited Service; or

		(B)	If such loss was on or after September 30, 1962 and prior to September 30, 1965, such Participant either:

(1) then had at least ten (10) Years of Credited Service and had attained his fortieth (40th) birthday; or

(2) then had at least twenty (20) Years of Credited Service accrued through (i) the calendar year 1962 or (ii) the date of his loss of Credited Service, whichever is earlier; or

		(C)	If such loss was on or after September 30, 1965, such Employee then had at least ten (10) Years of Credited Service; or

		(D)	If such loss was on or after January 1, 1989, such Employee then had at least five (5) Years of Credited Service.

(ii)

The monthly amount of such deferred pension commencing at age sixty-five (65) for Employees eligible therefor in accordance with Article 9.02(a) of the Plan shall be as shown in Schedule G 1 for the Wood-Ridge Facility, Schedule G 2 for the Buffalo Facility, Schedule G 3 for the Curtiss-Wright Flight Systems Facility, and Schedule G 4 for the Target Rock Facility. The deferred pension rates for Marquette Metal Products Company facility are the same rates as shown in Article 9.02(a)(iv) for the Marquette Metal Products Company facility.

	(iii)	For Employees who became eligible for a deferred pension before January 1, 1976:

Upon written request to the Company by a Participant eligible for a deferred pension in accordance with this paragraph, such deferred pension shall be payable on the first day of the month following the later of (A) the month in which such Participant attains age sixty-five (65), or effective October 1, 1962, age sixty (60), or (B) the month during which the Company receives such written request, provided, that any deferred pension commencing after age sixty (60) and prior to age sixty-five (65) and shall be the amount in accordance with Article 9.02(a) of the Plan, reduced in accordance with the early retirement factors set forth in

Schedule D for each complete calendar month by which such Participant is under the age of sixty-five (65) at the time such deferred pension commences. The written request must be received by the Company not earlier than sixty (60) days prior to his sixtieth (60th) birthday.

	(iv)	For Participants who became eligible for a deferred pension on or after January 1, 1976:

Such deferred pension benefit shall be payable on the first day of the month following the later of (A) the month in which such Participant attains age fifty-five (55), or (B) sixty (60) days from the date the Company receives such written request; provided that any deferred pension benefit commencing after age fifty-five (55) and prior to age sixty-five (65) shall be the amount in accordance with Article 9.02(a) of the Plan, reduced in accordance with the early retirement factors set forth in Schedule D for each complete calendar month by which such Participant is under the age of sixty-five (65) at the time such deferred pension commences. The written request must be received by the Company not earlier than sixty (60) days prior to his fifty-fifth (55th) birthday.

(e)	Optional Survivor Benefit Election.

(i)

A Participant who has attained age fifty-five (55), retiring with benefits payable commencing on or after January 1, 1989, in accordance with the normal, early or total and permanent disability retirement provisions of this Article, or a Participant who loses Seniority on or after January 1, 1989 and is eligible for a deferred pension benefit in accordance with paragraph (d), will, unless waived, receive an adjusted amount of monthly pension benefit to provide that, if his or her designated Spouse shall be living at his or her death, after the survivor benefit becomes effective, a survivor benefit shall be payable to such Spouse during his or her further lifetime.

(A)

The Participant may designate as a beneficiary of a survivor benefit only the person who is his or her Spouse at such time and who has been his or her Spouse for at least one (1) year immediately prior to the date of benefit commencement. Such designation must be accompanied by proof of marriage and date of birth of Spouse.

In the event a married Participant has been married to his spouse for less than one year on his Annuity Starting Date, he shall nevertheless be treated as having been married for one year for purposes of applying the provisions of this paragraph (e); provided, however, that no right or benefit shall vest to any spouse until the date on which the Participant has been married to such spouse for one year. In the event of the death of the Participant’s Spouse or divorce of the Participant and his Spouse prior to the first anniversary of the date of marriage, the Participant shall be treated as unmarried as of the first day of the month following the date of death or divorce, and payment thereafter shall be made in accordance with the provisions of paragraph (a). No adjustments will be made to amounts previously paid to the Participant. In the event of divorce or death of the Participant prior to the first anniversary of the date of marriage, the surviving Spouse shall lose any rights under the provisions of this paragraph (e).

(B)

A Participant who is entitled to a total and permanent disability benefit prior to attaining age sixty-five (65) shall have such benefit adjusted to provide a survivor benefit, if not waived, effective the first day of the month following his sixty-fifth (65th) birthday.

	(C)	A survivor benefit shall be irrevocable at or after its effective date, if the Participant and the designated Spouse both shall be living at such time.

(D)

The survivor benefit shall become effective, if not waived, on the commencement date of the Participant’s monthly benefit and payable on and after the first day of the month following the pensioner’s death.

(ii)

For a Participant receiving a pension benefit with a survivor benefit adjustment in accordance with paragraph (i), the reduced amount of his monthly pension benefit referred to in paragraph (i) shall be equal to an amount determined by multiplying the monthly pension benefit otherwise payable to the Employee by ninety percent (90%), if the Participant’s age and his designated Spouse’s age are the same (the age of each for the purposes hereof being the age at his or her last birthday prior to the effective date of the survivor benefit); or, if such ages are not the same, such percentage shall be increased by one-half of one percent (1/2%), up to a maximum of one hundred percent (100%), for each year that the designated Spouse’s age exceeds the Participant’s age, and shall be decreased by one-half of one percent (1/2%) for each year that the designated Spouse’s age is less than the Participant’s age.

(iii)

The survivor benefit payable in accordance with paragraph (i) to the surviving Spouse of a retired Participant who dies after such benefit becomes effective shall be a monthly benefit for the further lifetime of such surviving Spouse equal to one hundred percent (100%) (fifty-five percent (55%) prior to January 1, 2008) of the reduced amount of such Participant’s monthly pension benefit as determined in accordance with Article 9.02(a) of the Plan for any such Participant with benefits payable commencing on or after October 1, 1965.

(iv)

Effective August 23, 1984, a survivor benefit, if not waived, in the form of a Qualified Preretirement Survivor Annuity shall be paid to a surviving Spouse of a vested active Participant not eligible for early retirement, or of a vested deferred Participant who was credited with at last one (1) Hour of Service subsequent to August 22, 1984 and is not eligible for early retirement, commencing at the date the Participant would have been eligible for early retirement, and the amount of the pension otherwise payable to the Participant shall be reduced in accordance with the tables below.

For Coverage While The Participant’s Age Is	Monthly Percentage

under 35	0.01%
35 – 45	0.02%
45 – 54 and 11 months	0.04%

Notwithstanding the above, the reduction for coverage for the Qualified Preretirement Survivor Annuity shall be eliminated on and after January 1, 2006 with respect to any Participant or surviving spouse whose Annuity Starting Date had not occurred as of December 31, 2005.

(v)

Effective August 23, 1984, a survivor benefit, may not be waived by the participant without the consent of the Participant’s Spouse. Such consent for a waiver must be in writing and either notarized or witnessed by a member of the Board of Administration. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Board of Administration that such written consent cannot be obtained because:

		(A)	there is no Spouse;

		(B)	the Spouse cannot be located; and

		(C)	of other circumstances if the Secretary of the Treasury may by regulation prescribe the participant’s election to waive coverage will be considered valid if made within the Applicable Election Period.

(vi)

In the event the Normal form survivor benefit provided for in Article 9.02(e)(iii) is properly waived, the benefit payable to a Participant shall be the Actuarial Equivalent of the retirement benefit otherwise payable to the Participant in the form of a Life Annuity. A Participant may, in the form and manner prescribed by the Administrative Committee, further elect a monthly benefit payable to the Participant for his or her lifetime and for the further lifetime of such surviving Spouse equal to fifty percent (50%) of the reduced amount of such Participant’s monthly pension benefit as determined in accordance with Article 9.02(a) of the Plan.

(f)	Participants Not Actively at Work.

The absence of a Participant from active work at the time he would be eligible to retire under the Plan shall not preclude his retirement without return to active work, provided that such absence is due to lay-off, medical leave or other Company approved leave of absence commencing subsequent to September 15, 1952 and provided there has been no loss of Credited Service.

(g)	Pension Payments.

(i)

Pensions shall be paid monthly. The first monthly payment of an Participant’s pension other than for total and permanent disability shall be on the first day of the month following the month in which the Participant actually retires or, in the case of early retirement, the later date selected by the Employee in accordance with paragraph (b)(i) or (ii), and the pension shall be payable monthly during his lifetime thereafter.

(ii)

Total and permanent disability pensions shall be payable to the disability pensioner (A) on the first day of the month following the date the required proof of such disability is received by the Company, or (B) the first day of the month following the completion of a period of total and permanent disability of six (6) months, whichever is later, and thereafter shall be payable monthly during the continuance of total and permanent disability while he remains eligible for such benefits.

(iii)

In determining the pension payable to any pensioner, a deduction shall be made equivalent to all or any part of the following benefits payable to such pensioner by reason of any law of the United States, or any political subdivision thereof, which has been or shall be enacted; provided, that such deduction shall be to the extent that such benefits have been provided by premiums, taxes or other payments paid by or at the expense of the Company:

(A)

Workers’ Compensation (except fixed statutory payments for loss of any bodily member); provided, however, that this subparagraph shall not be applicable with respect to the monthly pension payable to any pensioner for months commencing on and after October 1, 1965 except as provided in subparagraph (C) below.

		(B)	Disability benefits, other than a Primary Insurance Amount payable under the Federal Social Security Act as now in effect or as hereafter amended, or a benefit specified in subparagraph (ii) above.

(C)

Workers’ Compensation (including hearing, pulmonary, ocular, and other occupational disease and accident claims, but excluding statutory payments for loss of any physical or bodily members such as a leg, arm or finger) for Workers’ Compensation awards granted subsequent to March 1, 1978, for Wood-Ridge and Nuclear, January 9, 1978 for Caldwell facility, May 5, 1978 for Target Rock, and August 1, 1988 for Buffalo.

(h)	Death Benefits.

(i)

If a Participant who has a vested interest in his retirement benefit dies before payment of his benefits commence, then his surviving spouse shall be entitled to receive a benefit under this Article 9.02. The benefit shall be equal to the amount the Participant would have received pursuant to this Article 9.02, if the benefit to which Participant had been entitled at his date of death had commenced in the form described in paragraph (e) of a joint and survivor annuity in the month next following the month in which his Normal Retirement Date had occurred (or next following the month in which his date of death occurred, if later). The benefit payable hereunder shall commence as of the first day of the month following the later of the Participant’s Normal Retirement Date would have occurred. However, the Participant’s Spouse may elect to begin receiving payments as of the first day of any earlier month following the later of the month in which occurs the Participant’s death or the date the Participant would have attained age 55. If the Beneficiary elects to commence receipt of payment prior to the Participant’s 55th birthday, the reduction for early commencement shall be the Actuarial Equivalent from age 65.

The benefit payable to the Spouse shall commence on the Participant’s Normal Retirement Date or his date of death, if later. However, if the Participant had met the requirements for an early retirement benefit or was in receipt of payments under paragraph (c) upon his date of death, the Spouse may elect to commence payment as of the first day of any earlier month following the Participant’s date of death. In the case of any other Participant, the Spouse my elect to commence payment as of the first day of any earlier month following the later of the Participant’s 55th birthday or his date of death.

In any case in which the surviving Spouse’s benefit commences prior to the Participant’s Normal Retirement Date, the amount of the surviving Spouse’s benefit shall be adjusted to reflect a reduction for early commencement equivalent to the reduction that would have been applied in determining the amount of the Participant’s pension under the provisions of paragraph (b) or (d), as applicable, had the Participant begun to receive his pension as of such commencement date. No reduction shall apply if the Participant died while in receipt of payments under paragraph (c).

(ii)

Upon the death of a pensioner who retired with benefits which first could commence on or after October 1, 1965 in accordance with the early, normal, automatic, or total and permanent disability retirement provisions of the Plan, the lump sum death benefit under the Plan shall be $1,000, reduced by any amounts under a Group Life Insurance Plan of the Company which were paid to the pensioner during his lifetime or are payable by reason of his death.

Notwithstanding any provision in this Plan to the contrary, a pensioner whose Credited Service was with the Buffalo Facility, the death benefit shall be increased to $2,000 effective September 1, 1994 and $3,000 effective September 1, 1995.

(iii)	Payment of the death benefit after retirement shall be made in a lump sum to a surviving beneficiary designated by the pensioner or, otherwise, to his estate.

(iv)

There shall be no lump sum death benefit under the Plan at any time by reason of the death of a Participant eligible for, or in receipt of, a deferred pension as provided for in Article 9.02(d) of the Plan.

9.03	Credited Service.

The following provisions shall apply to Participants to whom Article 9.01 of the Plan applies:

	(a)	Credited Service Prior to September 15, 1952.

		(i)	Credited Service prior to September 15, 1952 shall be computed to the nearest one-tenth (1/10) year and shall be the sum of:

			(A)	the number of years following the Participant’s Seniority date with the Company and preceding September 15, 1952, plus

(B)

any period or periods of Service as an hourly or salaried employee of the Company preceding the Participant’s Seniority date with the Company, provided that if there was an interval equal to two (2) years or more between periods of employment with the Company beginning with the last day of active Service in the employment immediately preceding such interval, no Service prior to such interval shall be counted, except this provision shall not apply to any such interval commencing on or after August 1, 1945, and ending on or before December 31, 1949.

	(b)	Credited Service Subsequent to September 15, 1952.

		(i)	Subparagraph (A) shall be applicable for the period of time prior to January 1, 1976. Subparagraphs (B) and (C) shall be applicable to the period of time subsequent to January 1, 1976.

(A)

For purposes of vesting and for purposes of accrual of benefits prior to January 1, 1976, Credited Service, commencing with September 15, 1952 and thereafter, shall be computed for each calendar year for each Participant on the basis of total hours compensated by the Company during such calendar year and prior to his attaining age sixty-eight (68). Any calendar year in which the Employee has one thousand seven hundred (1,700) or more compensated hours shall be counted a full calendar year. Where his total hours compensated during a calendar year are less than one thousand seven hundred (1,700) hours, a proportionate credit shall be given to the nearest one-tenth (1/10) of a year. For the calendar year 1952, no more than a year’s credit will be given including credit for Service prior to September 15, 1952.

(B)

For the purpose of vesting only, Credited Service commencing with January 1, 1976 shall be computed for each calendar year for each Participant on the basis of total hours compensated by the Company during such calendar year. Any calendar year in which the Participant has one thousand (1,000) or more compensated hours shall be counted a full calendar year. Where his total hours compensated during a calendar year are less than one thousand (1,000) hours, a proportionate credit shall be given to the nearest one-tenth (1/10) of a year.

	(C)	For the purpose of accrual of benefits after January 1, 1976, subparagraph (A) shall continue to apply.

(ii)	For the purpose of computing Credited Service, hours of pay at premium rate shall be computed as straight time hours.

(iii)

For the purpose of computing compensated hours under subparagraph (i) of this Article 9.03(b), a Participant who, after September 15, 1952, shall be absent from work because of occupational injury or disease incurred in the course of his employment with the Company, and on account of such absence receives Workers’ Compensation while on Company approved Leave of Absence, shall be credited with the number of hours that he would have been regularly scheduled to work during such absence, provided that no Participant shall be credited with Service under this paragraph after retirement.

(iv)

Any Employee who may be transferred subsequent to September 15, 1952 from employment that is not eligible for the benefits of the Plan, to employment that is eligible for such benefits, shall have credited to the nearest one-tenth (1/10) of a year any Credited Service he had as of the date of such transfer, for purposes of vesting; provided, that there shall be no duplication of Credited Service, nor, Credited Service of more than one (1) year in respect to any calendar year.

(v)	A Participant who has Seniority and who:

(A)

leaves the employment of the Company to enter the Armed Forces of the United States and retains re-employment rights with the Company under the re-employment provisions of the Universal Military Training and Service Act of 1948, as amended, or any other law protecting his right to reemployment and who, during the period he retains such re-employment rights, returns to work for the Company or reports to the Company and is given leave of absence or laid off status, shall be credited with Future Service at the rate of forty (40) hours per week during the period he would normally have worked for the Company during the period he was in the Armed Forces (or the number of hours that the Company is regularly scheduled to work if less than forty (40) hours), or

(B)

after September 30, 1968, is given a medical leave of absence approved by the Company, shall be credited with Future Service at the rate of forty (40) hours per week during the period he would normally have worked for the Company while on such medical leave of absence; provided, that the Participant otherwise had at least one hundred seventy (170) compensated hours during the calendar year in which such medical leave of absence commenced, except this subparagraph shall not apply to any absence to which paragraph (iii) would apply.

(c)	Loss of Credited Service.

	(i)	After September 15, 1952, a Participant will lose all Credited Service for purposes of the Plan and if re-employed shall be considered as a new Employee of the Company for purposes of the Plan:

		(A)	if the Participant quits,

		(B)	if the Participant is discharged or released,

		(C)	if the Participant loses his Seniority for any other reason.

The provisions of this paragraph shall not affect a Participant’s entitlement to any benefit under the Plan for which he is eligible at the time of his loss of Credited Service.

(ii)

Effective January 1, 1976 for purposes of vesting and accrual of benefits, any Employee under the Plan whose employment is terminated and is later re-employed by the Company will be entitled to Credited Service as follows:

		(A)	if entitled to a vested benefit at the time of termination, the pre-break and post-break Service will be aggregated;

(B)

if not entitled to a vested benefit at the time of termination, the pre-break and post-break Service subsequent to January 1, 1976 will be aggregated only if his period of absence is less than five (5) years.

(d)	Restoration of Lost Credited Service.

(i)

Anything in the Plan to the contrary notwithstanding, any Participant who has Seniority with the Company on or after September 30, 1968 will be entitled to have any Credited Service with such Company, which he previously lost in accordance with Article 9.03(c)(i) or (ii), restored for purposes of entitlement to and computation of any benefit under the Plan, provided that:

(A)

In the case of a Participant who lost such Credited Service prior to October 1, 1968 and who (i) has Seniority on September 30, 1968, such Participant applies to such Company for restoration of such lost Service prior to July 1, 1969 or (ii) does not have Seniority on September 30, 1968 but thereafter acquires Seniority, such Participant applies for restoration of such lost Credited Service within ninety (90) days of re-employment by such Company.

(B)

Effective January 1, 1976 any Participant having Seniority with the Company on or after January 1, 1976 will be entitled to have any Credited Service with the Company which he had previously lost in accordance with Article 9.03(c) of the Plan restored automatically.

(ii) Effective January 1, 1976, any Employee included in Article 9.03(c)(i)(B) and (ii)(B) shall be entitled to the benefit specified in this paragraph (d).

(e)

Notwithstanding any provision hereof to the contrary, for the purpose of determining whether a Participant who is described in Article 9.01 shall be fully vested in the benefit determined in accordance with Article 9.02, all periods of employment recognized as Vesting Years of Service for purposes of Article 5 shall be taken into account as Credited Service under paragraph (b).

9.04	Definitions.

For purposes of this Article 9, the following definitions shall apply:

(a)

“Board of Administration” means equal members which shall be appointed by the Company and equal members which shall be appointed by the respective union. Such Board of Administration shall have the powers enumerated in the collective bargaining agreements providing for participation in the Plan.

	(b)	“Salaried or Hourly Employee” means an Employee who is carried on the payroll records of the Company as receiving Compensation on a weekly, bi-weekly, semi-monthly, monthly or annual basis.

	(c)	“Seniority” shall have the meaning as defined under the applicable collective bargaining agreement.

ARTICLE 10: MERGER OF METAL IMPROVEMENT COMPANY, INC.
AND CURTISS-WRIGHT FLIGHT SYSTEMS/SHELBY, INC.
CONTRIBUTORY RETIREMENT PLANS

10.01	Merger Date.

As of September 1, 1994 (the “Merger Date”), the Metal Improvement Company, Inc. Retirement Income Plan and Curtiss-Wright Flight Systems/Shelby, Inc, Contributory Retirement Plan (individually, a “Merged Plan” or, collectively, “Merged Plans”) were merged into the Plan. The following provisions shall apply under the Plan to the individuals at Metal Improvement Company, Inc. and Curtiss-Wright Flight Systems/Shelby, Inc. who were non-union Employees on the Merger Date or non-union Employees hired after the Merger Date.

10.02	Eligibility.

(a)

Notwithstanding any other provision of this Plan to the contrary, a non-union Employee of either Metal Improvement Company, Inc. or Curtiss-Wright Flight Systems/Shelby, Inc. employed by said companies on August 31, 1994 shall become a Participant of this Plan on the Merger Date.

(b)

Any future Employee of Metal Improvement Company, Inc. or Curtiss-Wright Flight Systems/Shelby, Inc. shall be eligible to participate in the Plan as of the Entry Date (as defined in Schedule J) coinciding with or next following the date he completes his Year of Eligibility Service. Effective January 1, 2005, employees enter the Plan following completion of one Year of Service in accordance with Article 2.01.

10.03	Retirement Benefits.

(a)

With respect to a “participant” in either of the Merged Plans who retired, died, became disabled, or terminated Service with “vested benefits” under either of the Merged Plans prior to September 1, 1994 (irrespective of whether benefits have commenced as of that date), the Plan will pay to, or in respect of, that “participant” the benefits provided under the applicable section of the respective Merged Plan in accordance with the terms thereof (and that person shall have no rights under the other terms of this Plan).

(b)

With respect to a Participant who satisfies the eligibility requirements of Article 10.02, if he retires, dies, becomes disabled or terminates Service on or after September 1, 1994, the Plan will pay to, or in respect of, that Participant the benefits provided under Articles 4, 6 and 8 in accordance with Articles 4, 6, 7 and 8.

For purposes of determining a Participant’s benefit under this paragraph (b), references to Prior Plan in Article 6 of the Plan shall mean the respective Merged Plan.

For purposes of Article 1.06 of the Plan, a Participant’s earnings with Metal Improvement Company, Inc. or Curtiss-Wright Flight Systems/Shelby, Inc. prior to September 1, 1994 shall be included in the calculation of Final Average Compensation.

(c) For purposes of determining a Participant’s benefits under this Article 10, a Participant shall be credited with his participation in the respective Merged Plan as of August 31, 1994.

(d)

Notwithstanding any provision in this Plan to the contrary, any former participant under the Metal Improvement Company, Inc. Retirement Income Plan shall not qualify for a death benefit under Article 8.02.

10.04	Prior Accrued Benefit.

Notwithstanding any other provision of this Plan to the contrary, in respect of periods prior to August 31, 1994, a Participant who was formerly covered under either of the Merged Plans shall be credited with an accrued benefit under this Plan equal to his “retirement benefit” under the respective Merged Plan as of August 31, 1994.

10.05	Vesting.

(a) With respect to a Participant who satisfies the eligibility requirements of Article 10.02 of the Plan, he shall be vested in his retirement benefits in accordance with Article 5 of the Plan.

(b)

Notwithstanding the provisions of Article 5 of the Plan, the vesting percentage of a Participant, who is described in paragraph (a) and who was a participant in either of the Merged Plans as of August 31, 1994 in his or her retirement benefit shall not be less than the vesting percentage as provided under the terms of the respective Merged Plan.

(c)

For purposes of Article 5 of the Plan, a Participant who is described in paragraph (a) shall receive vesting credit for his number of full Years of Service under the terms of the respective Merged Plan as of August 31, 1994, and his number of Hours of Service for the period from January 1, 1994 to August 31, 1994, to the extent credited for vesting purposes under the respective Merged Plan as of August 31, 1994.

10.06	Transfer of Assets.

As of a date fixed in accordance with applicable law, the assets held under the Merged Plans were transferred to the Trust Fund.

ARTICLE 11: ADMINISTRATION

11.01	Plan Administrator.

The Chairman of the Board of Directors shall appoint an Administrative Committee. The Administrative Committee shall consist of three (3) or more persons designated by the Chairman of the Board of Directors. Members of the Administrative Committee and its officers and agents may participate in the benefits under this Plan if otherwise eligible to do so. The members of the Administrative Committee shall serve at the pleasure of the Chairman of the Board of Directors and the Chairman of the Board of Directors shall appoint successors to fill any vacancies in the Administrative Committee.

11.02	Administrative Committee’s Authority and Powers.

The Administrative Committee (or its delegate) may act on the Company’s behalf as the sponsor and “named fiduciary” of the Plan with respect to Plan administrative matters. Acting on behalf of the Company, and subject to the terms of the Plan, the Trust Agreement and applicable resolutions of the Board, the Administrative Committee (or its delegate) has full and absolute discretion and authority to control and manage the operation and administration of the Plan, and to interpret and apply the terms of the Plan and the Trust Agreement. This full and absolute discretion and authority includes, but is not limited to, the power to:

	(a)	interpret, construe, and apply the provisions of the Plan and Trust Agreement, and any construction adopted by the Administrative Committee in good faith shall be final and binding;

(b)

adopt Plan amendments that (1) are required by ERISA or other applicable law or regulation governing qualification of employee benefit plans, or are necessary for Plan administration, and which do not materially increase costs to the Plan or the Company or materially change Participants’ benefits under the Plan, (2) implement special rules for acquisitions, sales, and other dispositions, or (3) clarify ambiguous or unclear Plan provisions; provided that such amendments will be made in writing and will be made according to procedures established by the Administrative Committee;

	(c)	review appeals from the denial of benefits; and

	(d)	manage the cost and financial aspects of the Plan.

The Administrative Committee may employ, appoint, and dismiss advisors and advisory committees as the Administrative Committee deems necessary to carry out the provisions of the Plan and the Trust Agreement, including attorneys, accountants, actuaries, clerks, or other agents, and may delegate any of its authority and duties to such persons.

11.03	Delegation of Duties.

The Administrative Committee may delegate such of its duties and may engage such experts and other persons as it deems appropriate in connection with administering the Plan.

11.04	Compensation.

No member of the Administrative Committee shall receive any compensation for his services as such.

11.05	Exercise of Discretion.

Any person with any discretionary power in the administration of the Plan shall exercise such discretion in a nondiscriminatory manner and shall discharge his duties with respect to the Plan in a manner consistent with the provisions of the Plan and with the standards of fiduciary conduct contained in Title I, Part 4, of ERISA.

11.06	Fiduciary Liability.

In administering the Plan, neither the Administrative Committee nor any member of the Administrative Committee nor any person to whom the Administrative Committee delegates any duty or power in connection with administering the Plan shall be liable, except in the case of his own willful misconduct, for:

(a) any action or failure to act,

(b) the payment of any amount under the Plan,

(c) any mistake of judgment, or

(d) any neglect, omission or wrongdoing of any other member of the Administrative Committee.

No member of the Administrative Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Administrative Committee.

11.07	Indemnification by Company.

To the extent not compensated by insurance or otherwise, the Company shall indemnify and hold harmless each member of the Administrative Committee, and each partner and employee of the Company designated by the Administrative Committee to carry out any fiduciary responsibility with respect to the Plan, from any and all claims, losses, damages, expenses (including counsel fees approved by the Company) and liabilities (including any amount paid in settlement with the approval of the Company), arising from any act or omission of such member, or partner or employee, except where the same is judicially determined or is determined by the Company to be due to willful misconduct of such member or employee. No assets of the Plan may be used for any such indemnification.

11.08	Plan Participation by Fiduciaries.

No person who is a fiduciary with respect to the Plan shall be precluded from becoming a Participant upon meeting the requirements for eligibility.

11.09	Payment of Expenses.

Reasonable expenses of the Plan may be paid from Plan assets, unless paid by the Company. The Company is entitled to reimbursement of direct expenses properly and actually incurred in providing services to the Plan, in accordance with applicable provisions of ERISA.

ARTICLE 12: AMENDMENT AND TERMINATION OF PLAN

12.01	Amendment.

The Company may at any time and from time to time amend the Plan by written instrument, provided, that:

(a)

no amendment that affects the rights and obligations of the Trustee shall be effective without the written consent of the Trustee, unless such amendment is necessary for the qualification of the Plan under Section 401(a) of the Code or to avoid actual or potential liability of the Company with respect to the Plan, including, without limitation, liability to make future contributions;

	(b)	no amendment shall cause the Trust Fund to be used other than for the exclusive benefit of Participants and their Beneficiaries;

(c)

if any amendment changes the vesting provisions of the Plan, within sixty (60) days after receiving written notice of such amendment, or such longer period as may be prescribed by Section 411 of the Code or the regulations promulgated thereunder, a Participant who has completed at least three (3) Years of Service may file with the Administrative Committee an election to have his vested interest in his retirement benefit computed under the Plan’s vesting provisions as applicable to such Participant immediately prior to the amendment; and

	(d)	any party will be protected in assuming that this Agreement has not been amended until such party has received written notice of the amendment.

No amendment to the Plan, including a change in the actuarial basis for determining optional or early retirement benefits, shall be effective to the extent that it has the effect of decreasing a Participant’s retirement benefit. Notwithstanding the preceding sentence, a Participant’s retirement benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code (as it read before the first day of the 2008 Plan Year) or Section 412(d)(2) of the Code (as it reads for Plan Years beginning on and after January 1, 2008), or to the extent permitted under the Sections 1.411(d)-3 and 1.411(d)-4 of the Treasury Regulations. For purposes of this Article 12.01, a Plan amendment which has the effect of eliminating or reducing an early retirement benefit or a retirement-type subsidy; or eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment shall be treated as reducing retirement benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies, either before or after the amendment, the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance). Furthermore, if the vesting schedule of a plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or becomes effective, the nonforfeitable percentage, determined as of such date, of such Employee’s employer-derived retirement benefit will not be less than the percentage computed under the Plan without regard to such amendment.

12.02	Procedure for Amendment.

Any modification or amendment of or to any or all of the provisions of the Plan shall be made by a written resolution of either the Company or the Administrative Committee, which shall be delivered to the Trustee and, where required, to the Board of Administration as defined in 9.04(a).

12.03	Company’s Right to Terminate Plan.

The Company intends to maintain the Plan as a permanent tax-qualified retirement plan. Nevertheless, the Company reserves the right to terminate the Plan, in whole or in part, at any time and from time to time, for any reason whatsoever.

12.04	Consequences of Termination.

(a)

If the Plan is terminated in whole or in part, or if Company contributions are completely discontinued, each Participant affected by such termination or discontinuance shall be fully vested in his retirement benefit as of the date of such termination or discontinuance of Company contributions. The Administrative Committee shall determine the date and manner of distribution of the retirement benefits of all affected Participants.

(b)

The Administrative Committee shall give prompt notice to each Participant or, if deceased, his Beneficiary affected by the Plan’s complete or partial termination, or the discontinuance of Company contributions.

(c)

The balance, if any, of the residual assets held by the Trust Fund after all liabilities have been extinguished, shall revert to the Company, but only after the satisfaction of liabilities with respect to the Participants under the Plan.

12.05	Special Restrictions on Benefits.

The Plan limits the benefit payable to any Participant who is a Highly Compensated Employee upon Plan termination to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code. Prior to Plan termination, the Plan restricts the annual payments to any Participant who is a “restricted employee”, unless:

(a) After payment of the benefit, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as defined in Section 412(l) of the Code); or

(b) the value of the benefit is less than 1% of the value of current liabilities; or

(c) the value of the benefit does not exceed $5,000.

The total payments in a Plan Year may not exceed an amount equal to: (1) the payments the Participant would receive under a single life annuity which is the Actuarial Equivalent of the Participant’s Accrued Benefit and the Participant’s other benefits (other than a social security supplement); plus (2) the amount of the payment the Participant would receive under a social security supplement. “Other benefits” include loans in excess of the limitations under Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided by insurance on the Participant’s life.

For purposes of this Article 12.05, the term “restricted employee” means an employee of the Company, including all employees who are not Employees under the Plan, who is among the twenty-five (25) employees with the highest Compensation, determined without taking account of the limitations of Section 401(a)(17) of the Code, for the Plan Year or any prior Plan Year.

These limitations shall not restrict the payment of any death benefit to any Beneficiary.

ARTICLE 13: MERGER OF PLAN AND TRANSFER OF ASSETS OR LIABILITIES

13.01	Merger or Transfer.

The Plan shall not be merged or consolidated with, nor shall any Plan assets or liabilities be transferred to, any other plan, unless each Participant (if the other plan then terminated) would receive a benefit that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

13.02	Transfer from Trust.

At a Participant’s request and pursuant to uniform rules prescribed by the Administrative Committee, the Administrative Committee may instruct the Trustee to transfer the Participant’s Account to another qualified plan described in Section 401(a) of the Code in which the Participant is participating at the time of such transfer.

13.03	Transfer to Trust and Transfer Account.

(a)

At a Participant’s request, the Administrative Committee shall instruct the Trustee to accept a transfer of assets from another qualified plan described in Section 401(a) of the Code which assets are attributable to the Participant’s interest in such other plan. The transferred amount shall be maintained in the Trust Fund on behalf of the Participant as a separate account under the Plan, designated the “Transfer Account.”

(b)

Any portion of the Transfer Account (whether the whole, the lesser amount or none) may be commingled with other assets of the Trust Fund for investment. In any event, the balance in the Transfer Account shall be adjusted to reflect its proportionate share of the Trust Fund’s earnings, gains, losses and expenses.

(c)

Unless the Participant has elected otherwise in the form and manner prescribed by the Administrative Committee, payment of the Transfer Account shall be made at the same time and in the same form as the retirement benefit and shall be in addition to the retirement benefit.

(d)	A Participant’s interest in his Transfer Account shall be at all times and in all events fully vested and nonforfeitable.

(e)	The Participant’s account will continue to retain all rights and protections ascribed to it pursuant to Section 411(d)(6) of the Code.

ARTICLE 14: SPECIAL PROVISIONS FOR NON-KEY EMPLOYEES

14.01	Effective Date.

If the Plan is or becomes top heavy in any Plan Year, the provisions of this Article will supersede any conflicting provisions in the Plan.

14.02	Determination of Top-Heavy Status.

	(a)	This Plan is top heavy if any of the following conditions exists:

		(i)	If the top-heavy ratio for this Plan exceeds sixty (60%) percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

		(ii)	If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds sixty (60%) percent.

		(iii)	If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds sixty (60%) percent.

	(b)	For purposes of this Article, the following terms shall have be defined as follows:

		(i)	Top-heavy ratio:

(A)

If the Company maintains one or more defined benefit plans and the Company has not maintained any defined contribution plans which during the five (5) year period ending on the determination date(s) has or has had account balances, the top-heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the present value of retirement benefits of all Key Employees as of the determination date(s), and the denominator of which is the sum of present value of retirement benefits, both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and regulations thereunder. In determining the present values of retirement benefits under the Plan for an employee as of the applicable determination date, the numerator and denominator shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period (five-year period in the case of a distribution made for a reason other than severance from employment, death, or disability)

ending on the applicable determination date and any distributions made with respect to the employee under a terminated plan which, had it not been terminated, would have been in the required aggregation group.

(B)

If the Company maintains one or more defined contribution plans and the Company maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the determination date(s) has or has had any retirement benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of retirement benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above, and the present value of retirement benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The retirement benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of a retirement benefit made in the five (5) year period ending on the determination date. In determining the present values of retirement benefits under the Plan for an employee as of the applicable determination date, the numerator and denominator shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period (five-year period in the case of a distribution made for a reason other than severance from employment, death, or disability) ending on the applicable determination date and any distributions made with respect to the employee under a terminated plan which, had it not been terminated, would have been in the required aggregation group.

(C)

For purposes of subparagraphs (A) and (B) the value of account balances and the present value of retirement benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12) month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and retirement benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not performed services for any Company maintaining the Plan at any time during the one-year period ending on the applicable determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and retirement benefits will be calculated with reference to the determination dates that fall within the same calendar year.

The retirement benefit to a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(c) of the Code.

(ii)	Permissive aggregation group:

The required aggregation group of plans plus other plan or plans of the Company which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(iii)	Required aggregation group:

	(A)	Each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated), and

	(B)	any other qualified plan of the Company which enables a plan described in subparagraph (A) to meet the requirements of Section 401(a)(4) or 410 of the Code.

(iv)	Determination date:

For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

(v)	Key Employee:

Any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the applicable determination date was an officer of the Company or an Affiliated Company having compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner (as defined in Section 416(i)(1)(B)(i) of the Code) of the Company or an Affiliated Company, or a 1-percent owner (as defined in Section 416(i)(1)(B)(ii) of the Code) of the Company or an Affiliated Company)

having compensation greater than $150,000 (the determination of who is a key employee shall be made in accordance with Section 416(i) of the Code and the applicable regulations and other guidance of general applicability issued thereunder) where applicable, on the basis of the Employee’s remuneration which, with respect to any Employee, shall mean the wages, salaries, and other amounts paid in respect of such Employee by the Company or an Affiliated Company for personal services actually rendered, determined before any pre-tax contributions under “qualified cash or deferred arrangement,” as defined under Section 401(k) of the Code and its applicable regulations, or under a “cafeteria plan” as defined under Section 125 of the Code and its applicable regulations, or under a “qualified transportation fringe,” as defined in Section 132(f) of the Code and its applicable regulations, and shall include, but not by way of limitation, bonuses, overtime payments, and commissions; and shall exclude deferred compensation, stock options, and other distributions which receive special tax benefits under the Code.

		(vi)	Non-Key Employee:

Any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

14.03	Minimum Benefit.

(a)

Notwithstanding any other provision in the Plan to the contrary, except as otherwise provided in paragraphs (c), (d) and (e) below, a Participant who is a Non-Key Employee and has completed one thousand (1,000) Hours of Service will accrue a benefit (to be provided solely by the Company contributions and expressed as a Life Annuity commencing at Normal Retirement Age) of not less than two (2%) percent of his or her highest average Compensation for the five (5) consecutive years for which the Participant had the highest Compensation multiplied by the number of Years of Vesting Service, not in excess of ten (10), during the Plan Years for which the Plan is top-heavy. For purposes of the preceding sentence, Years of Vesting Service shall be disregarded to the extent that such Years of Vesting Service occur during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee. The aggregate Compensation for the years during such five (5) year period in which the Participant was credited with a Year of Service will be divided by the number of years in order to determine average Annual Compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because (i) the Non-Key Employee fails to make mandatory contributions to the Plan, (ii) the Non-Key Employee’s Compensation is less than a stated amount, (iii) the Non-Key Employee is not employed on the last day of the accrual computation period, or (iv) the Plan is integrated with Social Security.

	(b)	For purposes of computing the minimum retirement benefit, Compensation shall mean Compensation as defined in Article 1.12 of the Plan.

(c)

The provision in paragraph (a) shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Company. Such other plan or plans must provide a minimum two (2%) percent top heavy Benefit Accrual or a five (5%) percent top-heavy contribution.

(d)

All accruals of employer-derived benefits, whether or not attributable to years for which the Plan is top heavy, may be used in computing whether the minimum accrual requirements of paragraph (c) are satisfied.

14.04	Minimum Vesting.

For any Plan Year in which this Plan is top heavy, the following vesting schedule shall automatically apply to this Plan. The vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code, except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 and benefits accrued before the Plan became top heavy. Further, no reduction in vested benefits may occur in the event the Plan’s status as top heavy changes for any Plan Year. However, this Article does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become top heavy and such Employee’s account balance attributable to Company contributions and forfeitures will be determined without regard to this Article.

Vesting Years of Service
as of Date of Termination:	Nonforfeitable Percentage:

Less than 3	0%
3 or more	100%

ARTICLE 15: GENERAL PROVISIONS

15.01	Trust Fund Sole Source of Payments for Plan.

The Trust Fund shall be the sole source for the payment of all Participant’s retirement benefits. In no event shall assets of the Company be applied for the payment of Plan benefits.

15.02	Exclusive Benefit.

The Plan is established for the exclusive benefit of the Participants and their Beneficiaries, and the Plan shall be administered in a manner consistent with the provisions of Section 401(a) of the Code and of ERISA.

15.03	Binding Effect.

This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties to this Agreement and upon any and all persons interested in this Agreement, presently or in the future.

15.04	Nonalienation.

(a)

Except as required by any applicable law or by paragraph (c), no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

(i)

creates for, or assigns to, a spouse, former spouse, child, or other dependent of a Participant the right to receive all or a portion of the Participant’s benefits under the Plan for the purpose of providing child support, alimony payments, or marital property rights to that spouse, former spouse, child, or dependent,

(ii) is made pursuant to a State domestic relations law,

(iii) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

(iv) otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a “qualified domestic relations order,” as determined by the Administrative Committee.

(b)

If the present value of any series of payments meeting the criteria set forth in (a)(i) through (a)(iv) above amounts to $5,000 or less, a lump sum payment of the Actuarial Equivalent of such benefit, determined in the manner described in Article 7.05, shall be made in lieu of the series of payments.

	(c)	A Participant’s benefits under the Plan shall be offset by the amount the Participant is required to pay to the Plan under the circumstances set forth in Section 401(a)(13)(C) of the Code.

(d)

A Participant’s benefit under the Plan shall be distributed as required because of the enforcement of a federal tax levy made pursuant to Section 6331 of the Code or the collection by the United States on a judgment resulting from an unpaid tax assessment.

15.05	Claims Procedure.

All claims for benefits under the Plan by a Participant not covered under a collective bargaining agreement or his Beneficiary with respect to benefits not received by such person shall be made in writing to the Administrative Committee, which shall designate one of its members to review such claims. If the reviewing member believes that a claim should be denied, he shall notify the claimant in writing of the denial within ninety (90) days after his receipt of the claim, unless special circumstances require an extension of time for processing the claim. Such notice shall:

	(a)	set forth the specific reasons for the denial, making reference to the pertinent provisions of the Plan or the Plan documents on which the denial is based;

	(b)	describe any additional material or information that should be received before the claim may be acted upon favorably, and explain why such material or information, if any, is needed; and

	(c)	inform the person making the claim of his right pursuant to this Article to request review of the decision by the Administrative Committee.

Any such person who believes that he has submitted all available and relevant information may appeal the denial of a claim to the Administrative Committee by submitting a written request for review to the Administrative Committee within sixty (60) days after the date on which such denial is received. Such period may be extended by the Administrative Committee for good cause. The person making the request for review may examine pertinent Plan documents. The request for review may discuss any issues relevant to the claim. The Administrative Committee shall decide whether or not to grant the claim within sixty (60) days after receipt of the request for review, but this period may be extended by the Administrative Committee for up to an additional sixty (60) days in special circumstances. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Administrative Committee’s decision shall be in writing, shall include specific reasons for the decision and shall refer to pertinent provisions of the Plan or of the Plan documents on which the decision is based.

All claims for benefits under the Plan by a Participant covered under a collective bargaining agreement, or his Beneficiary, who has been denied a benefit, or feels aggrieved by any other act of the Board of Administration, shall be entitled to request a hearing before the Board of Administration of the Plan. Such request, together with a written statement of the claimant’s position, shall be filed with the Board of Administration no later than ninety (90) days after receipt of the written notification. The Board of Administration shall schedule an opportunity for a full and fair hearing of the issue within the next sixty (60) days. The decision following such hearing shall be made within sixty (60) days and shall be communicated in writing to the claimant. The decision of the Board of Administration shall be final and binding upon all parties concerned. In the event the Board of Administration cannot reach a majority decision, an impartial chairman shall be appointed by the Board of Administration.

15.06	Location of Participant or Beneficiary Unknown.

In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrative Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be forfeited and shall be used to reduce the cost of the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.

15.07	Applicable Law.

Except as otherwise expressly required by ERISA, this Agreement shall be governed by the laws of the State of New Jersey, where it was entered into and where it shall be enforced.

15.08	Rules of Construction.

Whenever the context so admits, the use of the masculine gender shall be deemed to include the feminine and vice versa; either gender shall be deemed to include the neuter and vice versa; and the use of the singular shall be deemed to include the plural and vice versa.

ARTICLE 16: TRANSFERS

If an Employee during his period of employment with the Company and all Affiliated Companies is transferred to or from a position eligible to accrue benefits under the provisions of Article 4, 6 or 9 to a position that is ineligible for benefits under the applicable Article, the following provisions shall apply:

(a)

Vesting Service. An Employee’s Vesting Years of Service shall be determined on the basis of his period of employment with the Company and all Affiliated Companies (unless otherwise specified in Schedule J).

(b)

Credited Service for Purposes of Determining Eligibility for Benefits. For purposes of determining an Employee’s eligibility for benefits under the Plan (but not the amount of any benefit unless otherwise specified in paragraph (d) below), an Employee’s years of Credited Service shall be determined on the basis of his period of employment with the Company and all Affiliated Companies.

(c)

Eligibility for Benefits. Upon an Employee’s termination of employment with the Company and all Affiliated Companies, an Employee shall be entitled to a Normal, Early, Disability or Vested Retirement Benefit under the applicable provisions of the Plan if, at the time of his termination of employment, he has satisfied the age, service, and any other requirements of the Plan for such benefit.

(d)	Rules for Determining the Amount of Benefit.

(i)

If an Employee who is accruing benefits under the provisions of Article 6 is transferred to a position with the Company or to an Affiliated Company and on account of such transfer the Employee would be ineligible to accrue further benefits under the provisions of Article 6, the following provisions shall apply:

(A)

Credited Service for Benefit Accrual Purposes. All service with the Company or an Affiliated Company in such transferred position shall be included in determining the Employee’s years of Credited Service for purposes of determining the amount of the Employee’s benefit under Article 6 except that any service rendered while the Employee is eligible to accrue benefits under Article 9 or is eligible to participate in another qualified defined benefit pension plan shall be excluded.

(B)

Average Compensation. Compensation (as defined in Article 1.12) paid by the Company or an Affiliated Company to the Employee while employed in such transferred position shall be included in determining an Employee’s Average Compensation.

(ii)

If an Employee who is accruing benefits under the provisions of Article 4 is transferred to a position with the Company or to an Affiliated Company and on account of such transfer the Employee would be ineligible to accrue further benefits under the provisions of Article 4, benefits shall continue to accrue under the provisions of Article 4 after the date of transfer except that if the Employee is transferred to a position in which he is eligible to participate in a qualified defined contribution plan which provides for employer contributions (other than salary deferrals under Section 401(k) of the Code) the Employee shall cease to accrue benefits under Article 4.02 based on Compensation paid to the Employee by the Company or an Affiliated Company while in the transferred position.

(iii)

If an Employee who is accruing benefits under the provisions of Article 9 is transferred to a position with the Company or to an Affiliated Company in which he is ineligible to accrue further benefits under the provisions of Article 9, the Employee’s service rendered while in such ineligible position shall not be included in his Credited Service for purposes of determining the amount of his benefit under Article 9. Accordingly, If a participant transfers to a position where he is no longer eligible to participate in Article 9, he will not earn Credited Service under Article 9 while in that ineligible position.

(iv)

If an Employee is transferred from a position that is ineligible to accrue benefits under the provisions of Article 4, 6 or 9 to a position that is eligible to accrue benefits under one of those Articles, the following provisions shall apply:

(A)

Compensation paid to such Employee prior to the date of transfer shall be disregarded in determining the amount of the Employee’s benefit under Article 4 or 6, as applicable, unless the Employee is transferred from a position eligible to accrue benefits under Article 9 in which case Compensation paid to the Employee while covered by Article 9 shall be recognized in determining the Employee’s Average Compensation under Article 6, if applicable.

(B)

For purposes of determining the amount of an Employee’s benefit under Article 4, 6 or 9, service rendered prior to the date the Employee became employed in a position eligible to accrue benefits under Article 4, 6 or 9 shall be disregarded in determining the Employee’s Credited Service under the applicable Article.

(C)

Post-January 31, 2010 Transfers. An Employee who is transferred after January 31, 2010 from a position that is ineligible to accrue benefits under the provisions of Article 4, 6 or 9 to a position that is eligible to accrue benefits under Article 4 or 6 shall only be eligible to accrue benefits in accordance with Article 4 and any other benefits not specifically excluded in the preceding sentence.

(e)

Transfers Involving a Non-U.S Affiliated Company. Notwithstanding the preceding provisions of this Article 16, any period of employment with a non-U.S. Affiliated Company shall be recognized solely for the purpose of determining an Employee’s Vesting Years of Service under subparagraph (i) above [and for purposes of determining an Employee’s eligibility for benefits under subparagraph (ii)]. Such period of employment shall be excluded in determining the amount of a Participant’s benefit under paragraph (d) and any Compensation paid during such period of employment shall likewise be excluded.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by an officer duly authorized on this 1st day of November, 2010.

CURTISS-WRIGHT CORPORATION

By:

SCHEDULE A 1: EARLY RETIREMENT FACTORS ON OR AFTER SEPTEMBER 1, 1994

ALL RETIREES and TERMINATED NON-UNION EMPLOYEES on and AFTER 9/1/94

AGE	55	56	57	58	59	60	61	62	63	64

0/12	.75000	.78000	.81000	.84000	.87000	.90000	.92000	.94000	.96000	.98000
1/12	.75250	.78250	.81250	.84250	.87250	.90167	.92167	.94167	.96167	.98167
2/12	.75500	.78500	.81500	.84500	.87500	.90333	.92333	.94333	.96333	.98333
3/12	.75750	.78750	.81750	.84750	.87750	.90500	.92500	.94500	.96500	.98500
4/12	.76000	.79000	.82000	.85000	.88000	.90667	.92667	.94667	.96667	.98667
5/12	.76250	.79250	.82250	.85250	.88250	.90833	.92833	.94833	.96833	.98833
6/12	.76500	.79500	.82500	.85500	.88500	.91000	.93000	.95000	.97000	.99000
7/12	.76750	.79750	.82750	.85750	.88750	.91167	.93167	.95167	.97167	.99167
8/12	.77000	.80000	.83000	.86000	.89000	.91333	.93333	.95333	.97333	.99333
9/12	.77250	.80250	.83250	.86250	.89250	.91500	.93500	.95500	.97500	.99500
10/12	.77500	.80500	.83500	.86500	.89500	.91667	.93667	.95667	.97667	.99667
11/12	.77750	.80750	.83750	.86750	.89750	.91833	.93833	.95833	.97833	.99833

Rule of 80

For a Participant who retires on or after his attainment of age 55, if the sum of the Participant’s age and his years of Credited Service exceeds 80 as of his Annuity Starting Date, the product of (i) 1% and (ii) the excess of (A) the sum of his age and his years of Credited Service, over (B) 80, will be added to early retirement factor otherwise applicable in accordance with the table set forth in this Schedule, provided, however, that the resulting factor may not exceed 100%.

SCHEDULE A 2: DEFERRED RETIREMENT FACTORS ON OR AFTER SEPTEMBER 1, 1994

Deferred Retirement Factors

Age	Factor	Age	Factor
66	1.1049	71	1.9071
67	1.2244	72	2.1505
68	1.3608	73	2.4355
69	1.5175	74	2.7710
70	1.6980	75	3.1687

The factors set forth in the table shall be interpolated based on the Participant’s age at his Annuity Starting Date, expressed in years and completed months.

SCHEDULE B: RETIREMENT PLAN RATES IN FORCE FOR PURPOSES OF ARTICLE 6.13(B)(II)(D)

BUFFALO FACILITY

$ 8.00 per month per year of credited service prior to 1/1/78
$10.00 per month per year of credited service from 1/1/78 thru 11/1/80
$11.00 per month per year of credited service from 11/2/80 thru 11/1/81
$12.00 per month per year of credited service from 11/2/81 thru 5/3/85
$13.00* per month per year of credited service from 5/4/85 thru 7/23/93
$17.00* per month per year of credited service from 7/24/93

* Does not apply to Local 212

FLIGHT SYSTEMS

$ 6.25 per month per year of credited service

TARGET ROCK

$ 9.00 per month per year of credited service prior to 5/l/77
$10.00 per month per year of credited service from 5/1/77 thru 4/30/81
$11.00 per month per year of credited service from 5/1/81 thru 5/4/82
$12.00 per month per year of credited service from 5/5/82 thru 5/6/84
$13.00 per month per year of credited service from 5/7/84 thru 5/5/85
$14.00 per month per year of credited service from 5/6/85 thru 5/4/86
$15.00 per month per year of credited service from 5/5/86

CORPORATE

$10.00 per month per year of credited service

SCHEDULE C: EARLY RETIREMENT FACTORS FOR DEFERRED VESTED EMPLOYEES WHO TERMINATED EMPLOYMENT PRIOR TO SEPTEMBER 1, 1994 AND PRIOR TO AGE 55 (CONTRIBUTORS)

Twelfths of Year	AGE	55	56	57	58	59	60	61	62	63	64
0/12		.50000	.53333	.56667	.60000	.63333	.66667	.73333	.80000	.86667	.93333
1/12		.50278	.53611	.56945	.60278	.63611	.67222	.73889	.80556	.87222	.93889
2/12		.50556	.53889	.57222	.60556	.63889	.67778	.74444	.81111	.87778	.94444
3/12		.50833	.54167	.57500	.60833	.64167	.68333	.75000	.81667	.88333	.95000
4/12		.51111	.54445	.57778	.61111	.64445	.68889	.75556	.82222	.88889	.95556
5/12		.51389	.54722	.58056	.61389	.64722	.69444	.76111	.82778	.89444	.96111
6/12		.51667	.55000	.58333	.61667	.65000	.70000	.76667	.83333	.90000	.96667
7/12		.51944	.55278	.58611	.61944	.65278	.70556	.77222	.83889	.90556	.97222
8/12		.52222	.55556	.58889	.62222	.65556	.71111	.77778	.84444	.91111	.97778
9/12		.52500	.55833	.59167	.62500	.65833	.71667	.78333	.85000	.91667	.98333
10/12		.52778	.56111	.59444	.62778	.66111	.72222	.78889	.85556	.92222	.98889
11/12		.53056	.56389	.59722	.63056	.66389	.72778	.79444	.86111	.92778	.99444

SCHEDULE D: EARLY RETIREMENT FACTORS FOR EARLY COMMENCEMENT OF DEFERRED VESTED PENSIONS

AGE of RETIRED EMPLOYEE at COMMENCEMENT of PENSION

Twelfths of Year	55	56	57	58	59	60	61	62	63	64
0/12	28.0%	35.2%	42.4%	49.6%	56.8%	64.0%	71.2%	78.4%	85.6%	92.8%
1/12	28.6	35.8	43.0	50.2	57.4	64.6	71.8	79.0	86.2	93.4
2/12	29.2	36.4	43.6	50.8	58.0	65.2	72.4	79.6	86.8	94.0
3/12	29.8	37.0	43.2	51.4	58.6	65.8	73.0	80.2	87.4	94.6
4/12	30.4	37.6	44.8	52.0	59.2	66.4	73.6	80.8	88.0	95.2
5/12	31.0	38.2	45.4	52.6	59.8	67.0	74.2	81.4	88.6	95.8
6/12	31.6	38.8	46.0	53.2	60.4	67.6	74.8	82.0	89.2	96.4
7/12	32.2	39.4	46.6	53.8	61.0	68.2	75.4	82.6	89.8	97.0
8/12	32.8	40.0	47.2	54.4	61.6	68.8	76.0	83.2	90.4	97.6
9/12	33.4	40.6	47.8	55.0	62.2	69.4	76.6	83.8	91.0	98.8
10/12	34.0	41.2	48.4	55.6	62.8	70.0	77.2	84.4	91.6	98.8
11/12	34.6	41.8	49.0	56.2	63.4	70.6	77.8	85.0	92.2	99.4

NOTE:

Factors are for non-union, non-contributors who terminated employment prior to 9/1/94 and prior to attaining age 55; factors are also applicable for union employees who terminate prior to age 55. Factors are effective as of September 1, 1965.

SCHEDULE E: JOINT AND SURVIVOR FACTORS

(Partial List of Factors)

PENSIONER		BENEFICIARY
MEN	WOMEN	MEN	WOMEN	100%	50%	75%	66%

65	0	0	35	0.6491	0.7872	0.7115	0.7350
65	0	0	36	0.6518	0.7892	0.7139	0.7373
65	0	0	37	0.6546	0.7912	0.7164	0.7397
65	0	0	38	0.6575	0.7934	0.7191	0.7423
65	0	0	39	0.6607	0.7956	0.7219	0.7449
65	0	0	40	0.6640	0.7981	0.7249	0.7477
65	0	0	41	0.6675	0.8006	0.7280	0.7507
65	0	0	42	0.6711	0.8032	0.7312	0.7537
65	0	0	43	0.6749	0.8059	0.7347	0.7569
65	0	0	44	0.6790	0.8088	0.7382	0.7603
65	0	0	45	0.6832	0.8117	0.7419	0.7638
65	0	0	46	0.6876	0.8148	0.7458	0.7675
65	0	0	47	0.6922	0.8181	0.7499	0.7713
65	0	0	48	0.6969	0.8214	0.7541	0.7753
65	0	0	49	0.7019	0.8249	0.7585	0.7794
65	0	0	50	0.7072	0.8285	0.7630	0.7836
65	0	0	51	0.7125	0.8321	0.7677	0.7881
65	0	0	52	0.7182	0.8359	0.7726	0.7926
65	0	0	53	0.7239	0.8399	0.7776	0.7973
65	0	0	54	0.7299	0.8438	0.7828	0.8021
65	0	0	55	0.7361	0.8480	0.7881	0.8071
65	0	0	56	0.7424	0.8521	0.7935	0.8122
65	0	0	57	0.7490	0.8565	0.7991	0.8174
65	0	0	58	0.7557	0.8609	0.8048	0.8227
65	0	0	59	0.7626	0.8653	0.8107	0.8282
65	0	0	60	0.7697	0.8699	0.8167	0.8337
65	0	0	61	0.7769	0.8744	0.8227	0.8393
65	0	0	62	0.7842	0.8790	0.8289	0.8450
65	0	0	63	0.7917	0.8837	0.8352	0.8508
65	0	0	64	0.7993	0.8884	0.8415	0.8566
65	0	0	65	0.8070	0.8931	0.8479	0.8624
65	0	0	66	0.8147	0.8979	0.8543	0.8683
65	0	0	67	0.8225	0.9026	0.8607	0.8742
65	0	0	68	0.8302	0.9073	0.8671	0.8801
65	0	0	69	0.8380	0.9118	0.8734	0.8858
65	0	0	70	0.8458	0.9164	0.8797	0.8916
65	0	0	71	0.8535	0.9210	0.8859	0.8973
65	0	0	72	0.8611	0.9254	0.8920	0.9029
65	0	0	73	0.8687	0.9297	0.8982	0.9084
65	0	0	74	0.8761	0.9339	0.9041	0.9138
65	0	0	75	0.8834	0.9381	0.9099	0.9191

SCHEDULE F: EARLY RETIREMENT FACTORS (UNION EMPLOYEES)

AGE of RETIRED EMPLOYEE

TWELFTHS OF YEAR	55	56	57	58	59	60	61	62	63	64
0/12	58.00%	63.40%	68.80%	74.20%	79.60%	85.00%	88.00%	91.00%	94.00%	97.00%
1/12	58.45	63.85	69.25	74.65	80.05	85.25	88.25	91.25	94.25	97.25
2/12	58.90	64.30	69.70	75.10	80.50	85.50	88.50	91.50	94.50	97.50
3/12	59.35	64.75	70.15	75.55	80.95	85.75	88.75	91.75	94.75	97.75
4/12	59.80	65.20	70.60	76.00	81.40	86.00	89.00	92.00	95.00	98.00
5/12	60.25	65.65	71.05	76.45	81.85	86.25	89.25	92.25	95.25	98.25
6/12	60.70	66.10	71.50	76.90	82.30	86.50	89.50	92.50	95.50	98.50
7/12	61.15	66.55	71.95	77.35	82.75	86.75	89.75	92.75	95.75	98.75
8/12	61.60	67.00	72.40	77.80	83.20	87.00	90.00	93.00	96.00	99.00
9/12	62.05	67.45	72.85	78.25	83.65	87.25	90.25	93.25	96.25	99.25
10/12	62.50	67.90	73.30	78.70	84.10	87.50	90.50	93.50	96.50	99.50
11/12	62.95	68.35	73.75	79.15	84.55	87.75	90.75	93.75	96.75	99.75

NOTE:

Effective date of factors: September 1, 1965.

With respect to Early Retirement Pensions determined in accordance with Article 9.02(b), the factors determined in accordance with the table set forth above are subject to an increase of 2/10 of 1% (1/10 of 1% for benefits commencing prior to October 1, 1968), for each 1/10 year of credited service in excess of 20.0 years up to a maximum increase of 10% (30% prior to January 1, 2001), provided, however, than the total Early Retirement Pension shall not be an amount greater than the normal pension.

SCHEDULE G 1: WOOD-RIDGE DEFERRED PENSION RATES

The monthly amount of such deferred pension commencing at age 65 for an employee eligible therefor in accordance with paragraph 13 shall be as follows:

1.	For any such employee whose loss of credited service is prior to September 30, 1962, $2.25 multiplied by his years of credited service.

2.	For any such employee whose loss of credited service is on or after September 30, 1962 and prior to September 30, 1965, $2.75 multiplied by his years of credited service.

3.	For any such employee whose loss of credited service is on or after September 30, 1965 and prior to September 30, 1968, $4.25 multiplied by his years of credited service.

4.	For any such employee whose loss of credited service is on or after September 30, 1968 and prior to September 30, 1969, $5.25 multiplied by his years of credited service.

5.	For any such employee whose loss of credited service is on or after September 30, 1969 and prior to September 30, 1970, $5.75 multiplied by his years of credited service.

6.	For any such employee whose loss of credited service is on or after September 30, 1970 and prior to September 30, 1971, $6.25 multiplied by his years of credited service.

7.

For any such employee whose credited service was with the Wood-Ridge or Nuclear Facilities and whose loss of credited service is on or after September 30, 1971 and prior to September 30, 1974, $8.00 multiplied by his years of credited service.

8.

For any such employee whose credited service was with the Wood-Ridge or Nuclear Facilities and whose loss of credited service is on or after September 30, 1974 and prior to September 30, 1976, $9.00 multiplied by his years of credited service.

9.

For any such employee whose credited service was with the Wood-Ridge or Nuclear Facilities and whose loss of credited service is on or after September 30, 1976, $10.00 multiplied by his years of credited service.

SCHEDULE G 2: BUFFALO DEFERRED PENSION RATES

The monthly amount of such deferred pension commencing at age 65 for an employee eligible therefor in accordance with paragraph 13 shall be as follows:

1.	For any such employee whose loss of credited service is prior to September 30, 1962, $2.25 multiplied by his years of credited service.

2.	For any such employee whose loss of credited service is on or after September 30, 1962 and prior to September 30, 1965, $2.75 multiplied by his years of credited service.

3.	For any such employee whose loss of credited service is on or after September 30, 1965 and prior to September 30, 1968, $4.25 multiplied by his years of credited service.

4.	For any such employee whose loss of credited service is on or after September 30, 1968 and prior to September 30, 1969, $5.25 multiplied by his years of credited service.

5.	For any such employee whose loss of credited service is on or after September 30, 1969 and prior to September 30, 1970, $5.75 multiplied by his years of credited service.

6.	For any such employee whose loss of credited service is on or after September 30, 1970 and prior to September 30, 1971, $6.25 multiplied by his years of credited service.

7.	For any such employee whose credited service was with the Buffalo Facility and whose loss of credited service is either:

a.

On or after September 30, 1971 and prior to September 30, 1973, the sum of $6.25 multiplied by his years of credited service prior to January 1, 1972 and $7.00 multiplied by his years of credited service on or after January 1, 1972;

	b.	On or after September 30, 1973, the sum of $6.50 multiplied by his years of credited service prior to January 1, 1972 and $7.00 multiplied by his years of credited service on or after January 1, 1972;

	c.	On or after September 30, 1974, the sum of $7.00 multiplied by his years of credited service prior to January 1, 1972 and $8.00 multiplied by his years of credited service on or after January 1, 1972;

	d.	On or after September 30, 1975, $8.00 multiplied by his years of credited service;

e.

On or after October 31, 1977 and prior to October 30, 1978, the sum of $8.00 multiplied by his years of credited service prior to January 1, 1978 and $9.00 multiplied by his years of credited service on and after January 1, 1978; or

f.

On or after October 31, 1978 and prior to November 2, 1980, the sum of $8.00 multiplied by his years of credited service prior to January 1, 1978 and $10.00 multiplied by his years of credited service on and after January 1, 1978; or

	g.	On or after November 2, 1980, the sum of

$8.00 multiplied by his years of credited service prior to January 1, 1978; and

$10.00 multiplied by his years of credited service from January 1, 1978 through November 1, 1980; and

$11.00 multiplied by his years of credited service from November 2, 1980 through November 1, 1981; and

$12.00 multiplied by his years of credited service from November 2, 1981 through May 3, 1985; and

$13.00 multiplied by his years of credited service from May 4, 1985 through July 23, 1993; and

$17.00 multiplied by his years of credited service on and after July 24, 1993.

SCHEDULE G 3: CURTISS-WRIGHT FLIGHT SYSTEMS DEFERRED PENSION RATES

The monthly amount of such deferred pension commencing at age 65 for an employee eligible therefor in accordance with paragraph 14 shall be as follows:

1.	For any such employee whose loss of credited service is prior to September 30, 1962, $2.25 multiplied by his years of credited service.

2.	For any such employee whose loss of credited service is on or after September 30, 1962 and prior to September 30, 1965, $2.75 multiplied by his years of credited service.

3.	For any such employee whose loss of credited service is on or after September 30, 1965 and prior to September 30, 1968, $4.25 multiplied by his years of credited service.

4.	For any such employee whose loss of credited service is on or after September 30, 1968 and prior to September 30, 1969, $5.25 multiplied by his years of credited service.

5.	For any such employee whose loss of credited service is on or after September 30, 1969 and prior to September 30, 1970, $5.75 multiplied by his years of credited service.

6.	For any such employee whose loss of credited service is on or after September 30, 1970 and prior to September 30, 1971, $6.25 multiplied by his years of credited service.

7.	For any such employee whose loss of credited service is on or after September 30, 1971, $6.25 multiplied by his years of credited service.

SCHEDULE G 4: TARGET ROCK CORPORATION DEFERRED PENSION RATES

The monthly amount of such deferred pension commencing at age 65 for an employee eligible therefor in accordance with paragraph 14 shall be as follows:

1.	For any such employee whose loss of credited service is on or after June 1, 1967 and prior to September 30, 1968, $4.25 multiplied by his years of credited service.

2.	For any such employee whose loss of credited service is on or after September 30, 1968 and prior to September 30, 1969, $5.25 multiplied by his years of credited service.

3.	For any such employee whose loss of credited service is on or after September 30, 1969 and prior to September 30, 1970, $5.25 multiplied by his years of credited service.

4.	For any such employee whose loss of credited service is on or after September 30, 1970 and prior to September 30, 1971, $6.25 multiplied by his years of credited service.

5.

For any such employee whose credited service was at the Target Rock Corporation and whose loss of credited service is on or after September 30, 1971, and prior to June 1, 1975, $8.00 multiplied by his years of credited service.

6.

For any such employee whose credited service was at the Target Rock Corporation and whose loss of credited service is on or after June 1, 1975, and prior to May 1, 1977, $9.00 multiplied by his years of credited service.

7.	For any such employee whose credited service was with Target Rock Corporation and whose loss of credited service is on or after May 1, 1977, the sum of:

$9.00 multiplied by his years of credited service prior to May 1, 1977;

$10.00 multiplied by his years of credited service from May 1, 1977 to May 1, 1981;

$11.00 multiplied by his years of credited service from May 1, 1981 to May 1, 1982;

$12.00 multiplied by his years of credited service from May 1, 1982 to May 1, 1984;

$13.00 multiplied by his years of credited service from May 1, 1984 to May 1, 1985;

$14.00 multiplied by his years of credited service from May 1, 1985 to May 1, 1986;

$15.00 multiplied by his years of credited service from May 1, 1986 to July 31, 1994, but August 1, 1997, if he elected to participate in the Curtiss-Wright Corporation Savings and Investment Plan;

$17.00 multiplied by his years of credited service from May 1, 1986 to July 31, 1994, if he elected to participate in the Curtiss-Wright Savings and Investment Plan;

$19.00 multiplied by his years of credited service from August 1, 1997 to August 1, 1998;

$21.00 multiplied by his years of credited service from August 1, 1998 to January 1, 2001;

$23.00 multiplied by his years of credited service from January 1, 2001 to January 1, 2002;

$25.00 multiplied by his years of credited service from January 1, 2002 to January 1, 2003;

$28.00 multiplied by his years of credited service on or after January 1, 2003.

$30.00 multiplied by his years of credited service on or after January 1, 2004.

$32.00 multiplied by his years of credited service on or after January 1, 2005.

$34.00 multiplied by his years of credited service on or after January 1, 2006.

$36.00 multiplied by his years of credited service on or after January 1, 2007.

$38.00 multiplied by his years of credited service on or after January 1, 2008.

$41.00 multiplied by his years of credited service on or after January 1, 2009.

SCHEDULE H: CERTAIN BUFFALO EMPLOYEES

Buffalo employees:

Bronzino, P. -	$1,657.92

Fennell, J. -	$3,021.00

Knox, D. -	$31,811.00

Niemczycki, J. -	$2,332.00

Osborn, D. -	$9,167.00

Sorrentino, W. -	$8,552.50

SCHEDULE I 1: SPECIAL FACTORS FOR ADDITIONAL BENEFITS REFERENCED IN ARTICLE 6.01(C)

(A)

	(c)(i)(A)	(c)(i)(B)	(c)(ii)(A)	(c)(ii)(B)	(c)(iii)(A)	(c)(iii)(B)	(c)(iii)(C)	(c)(iii)(D)

Permanent Number	Factor for 8/31/94 Er Indexed Accd for Svc up to 1/1/98	Factor for 8/31/94 Er Indexed Accd for Svc after 1/1/98	Factor for 1.0/1.5% of Avg Comp for Svc from 9/94 to 1/98	Factor for 1.0/1.5% of Avg Comp for Svc after 1/98	Factor applied to 12/31/97 Cash Balance	Factor for 1998 Cash Balance Accrual	Factor for 1999 Cash Balance Accrual	Factor for 2000 Cash Balance Accrual

47348	1.357712	0.223278	2.587989	4.318460	3.103844	3.409738	3.363556	3.252659
60016	0.626981	0.112032	1.641705	2.470229	1.926663	2.050663	2.090425	1.946812
29333	0.380750	0.065781	0.501072	0.930190	0.626109	0.691344	0.716675	0.640006
14745	0.350470	0.135912	0.423607	1.062577	0.524888	0.750000	0.772500	0.689835
308919	0.245972	0.069797	0.361295	0.686298	0.444945	0.521300	0.543344	0.471612
82763	0.315606	0.031211	0.332274	0.595356	0.442195	0.449700	0.473444	0.409565
192	0.178074	0.056171	0.284825	0.715141	0.340802	0.476231	0.497506	0.429841
9335	0.292616	0.056058	0.288145	0.682871	0.389166	0.447413	0.467606	0.400671

(B)

	(c)(iv)	(c)(iv)

Permanent Number	Additional Annual Benefit	Additional Cash Balance

29413	10,806.74	12,082.39
25873	2,771.29	1,076.75

SCHEDULE I 2: SPECIAL FACTORS FOR BENEFITS REFERENCED IN ARTICLE 6.01(D)

	(d)(i)(A)	(d)(i)(B)	(d)(ii)(A)	(d)(ii)(B)

Social Security Number	Factor for 08/31/94 E’er Indexed Accd for Service up to 12/31/00	Factor for 08/31/94 E’er Indexed Accd for Service from 01/01/01 to 12/31/03	Factor for 1.0%/1.5% of Avg. Comp for Service from 09/01/94 to 12/31/00	Factor for 1.0%/1.5% of Avg. Comp for Service from 01/01/01 to 12/31/03

	0.048891	0.049845	0.076206	1.752618
	0.000000	0.000000	0.000000	0.000000
	0.012630	0.021939	0.059431	0.257717
	0.170235	0.107242	0.122444	0.925566
	0.000000	0.000000	0.000000	0.000000
	0.062936	0.046692	0.101374	0.643049
	0.362002	0.186156	0.403422	3.393319
	0.000000	0.000000	0.000000	0.000000
	0.000000	0.000000	0.000000	0.000000
	0.146986	0.068106	0.122234	1.071600
	0.054142	0.092608	0.060373	0.451201
	0.111586	0.072341	0.104032	0.616748
	0.000000	0.000000	0.000000	0.000000
	0.000000	0.000000	0.000000	0.000000
	0.000000	0.000000	0.000000	0.000000
	0.007044	0.005076	0.006200	0.049163
	0.000000	0.000000	0.000000	0.000000
	0.000000	0.000000	0.000000	0.000000

	(d)(iii)(A)	(d)(iii)(B)	(d)(iii)(C)	(d)(iii)(D)

Social Security Number	Factor Applied to 12/31/2000 Cash Balance	Factor for 2001 Cash Balance Accrual	Factor for 2002 Cash Balance Accrual	Factor for 2003 Cash Balance Accrual

	0.055334	1.887089	1.887089	1.887089
	0.005584	0.000000	0.000000	0.000000
	0.000000	0.458479	0.458479	0.458479
	0.127453	0.416260	0.416260	0.416260
	0.011480	0.000000	0.000000	0.000000
	0.026110	0.729383	0.729383	0.729383
	0.261257	1.853613	1.853613	1.853613
	0.013852	0.000000	0.000000	0.000000
	0.036266	0.000000	0.000000	0.000000
	0.083023	0.945458	0.945458	0.945458
	0.070526	0.198974	0.198974	0.198974
	0.064930	0.604064	0.604064	0.604064
	0.034994	0.000000	0.000000	0.000000
	0.001974	0.000000	0.000000	0.000000
	0.009752	0.000000	0.000000	0.000000
	0.034705	0.021556	0.021556	0.021556
	0.036143	0.000000	0.000000	0.000000
	0.073154	0.000000	0.000000	0.000000

SCHEDULE I 3: SPECIAL FACTORS FOR BENEFITS REFERENCED IN ARTICLE 6.01(E)

          Part (A)

paragraph:	(e)(i)(A)	(e)(i)(B)	(e)(ii)(A)	(e)(ii)(B)	(e)(iii)(A)	(e)(iii)(B)	(e)(iii)(C)	(e)(iii)(D)

Social Security Number	Factor for 08/31/94 Company Indexed Accrued Benefit for Service up to 12/31/03	Factor for 08/31/94 Company Indexed Accrued Benefit for Service from 01/01/04 to 12/31/06	Factor for 1.0%/1.5% of Average Compen-sation for Service from 09/01/94 to 12/31/03	Factor for 1.0%/1.5% of Average Compen-sation for Service from 01/01/04 to 12/31/06	Factor applied to 12/31/2003 Cash Balance	Factor for 2004 Cash Balance Accrual	Factor for 2005 Cash Balance Accrual	Factor for 2006 Cash Balance Accrual

	0.000030	—	0.000079	0.000016	0.017028	—	—	—
	—	—	0.178703	0.620694	0.049070	0.260574	0.260574	0.260574
	0.094728	0.055325	0.286785	0.760659	0.050949	0.260680	0.260680	0.260680
	—	—	0.153698	0.381550	0.206495	0.342341	0.342341	0.342341
	—	—	0.007199	—	0.011785	—	—	—
	0.084505	0.051585	0.047504	1.790416	0.070325	1.017055	1.017055	1.017055
	0.549688	0.194709	0.286090	10.426374	0.322283	4.367650	4.367650	4.367650
	—	—	0.162945	0.328535	0.106133	0.254545	0.254545	0.254545
	0.035114	0.021058	0.105525	0.275651	0.037198	0.096600	0.096600	0.096600
	—	—	0.425593	0.873242	0.452687	0.678602	0.678602	0.678602
	0.010605	0.003032	0.039669	0.054321	0.005594	0.017949	0.017949	0.017949
	—	—	0.043743	0.130618	0.023690	0.071002	0.071002	0.071002
	0.316965	0.190944	0.173763	5.314433	0.141206	2.284521	2.284521	2.284521
	—	—	0.477976	0.983501	0.387945	0.618129	0.618129	0.618129
	—	—	0.068096	0.204227	0.025206	0.093914	0.093914	0.093914
	0.030182	0.018106	0.112444	0.290023	0.014176	0.097387	0.097387	0.097387
	—	—	0.104742	0.316091	0.068122	0.149460	0.149460	0.149460
	—	—	0.124994	0.336665	0.150871	0.289662	0.289662	0.289662
	—	—	0.060648	0.007328	0.075764	—	—	—
	—	—	0.139515	0.433914	0.069886	0.196813	0.196813	0.196813
	—	—	0.235634	0.736120	0.148019	0.448895	0.448895	0.448895

          Part (B)

paragraph:	(e)(iv)	(e)(iv)

Social Security Number	Additional Annual Benefit	Additional Cash Balance

		Amount	Allocation Date

	4,710.46	4,480.10	8/9/04
	13,128.20	18,906.28	1/23/05

SCHEDULE I 4: SPECIAL FACTORS FOR BENEFITS REFERENCED IN ARTICLE 6.01(F)

paragraph:	(f)(i)(A)	(f)(i)(B)	(f)(ii)(A)	(f)(ii)(B)	(f)(iii)(A)	(f)(iii)(B)	(f)(iii)(C)	(f)(iii)(D)

ID (Last 4 SSN/DOB)	Factor for 08/31/94 Company Indexed Accrued Benefit for Service up to 12/31/06	Factor for 08/31/94 Company Indexed Accrued Benefit for Service from 01/01/07 to 12/31/09	Factor for 1.0%/1.5% of Average Compensation for Service from 09/01/94 to 12/31/06	Factor for 1.0%/1.5% of Average Compensation for Service from 01/01/07 to 12/31/09	Factor applied to 12/31/2006 Cash Balance	Factor for 2007 Cash Balance Accrual	Factor for 2008 Cash Balance Accrual	Factor for 2009 Cash Balance Accrual

	—	—	0.395743	0.793124	0.191128	0.375262	.0375262	.0375262
	—	—	0.134417	0.277931	0.061169	0.134380	0.134380	0.134380
	—	—	0.143437	0.580895	0.057516	0.300007	0.300007	0.300007
	—	—	0.266972	0.031008	0.070937	0.168199	0.168199	0.168199
	—	—	0.016481	0.006368	0.007943	—	—	—
	0.196065	0.060401	0.591087	0.872204	0.052016	0.247898	0.247898	0.247898
	—	—	0.301441	0.525847	0.062003	0.192332	0.192332	0.192332
	—	—	0.803788	0.142452	0.370361	0.442327	0.442327	0.442327
	—	—	0.276280	0.711843	0.152902	0.381865	0.381865	0.381865
	—	—	0.393526	5.111894	0.329333	2.211309	2.211309	2.211309
	—	—	0.134156	—	0.135336	—	—	—
			0.211821	0.707844	0.098530	0.348205	0.348205	0.348205
	—	—	0.521140	—	0.341954	—	—	—
	—	—	0.392552	—	0.036952	—	—	—
	—	—	0.268499	0.926240	0.092147	0.392675	0.392675	0.392675
	—	—	0.033110	0.005650	0.028019	—	—	—
	—	—	0.050044	0.113856	0.096659	0.101539	0.101539	0.101539
	—	—	0.116809	0.926363	0.107997	0.505838	0.505838	0.505838
	—	—	0.546902	0.248918	0.324974	0.262915	0.262915	0.262915
	—	—	0.021493	0.039890	0.017500	0.026598	0.026598	0.026598
	—	—	0.107633	0.083898	0.049470	0.038994	0.038994	0.038994
	—	—	1.131459	0.365078	0.998500	0.683310	0.683310	0.683310
	—	—	0.008776	—	0.004066	—	—	—
	0.106181	0.030599	0.141580	1.006776	0.041565	0.441330	0.441330	0.441330
	—	—	0.117013	0.237729	0.056847	0.107172	0.107172	0.107172
	0.103103	0.044602	0.442136	0.757476	0.042350	0.213976	0.213976	0.213976
	—	—	0.409198	0.776448	0.190114	0.361569	0.361569	0.361569
	—	—	0.289838	1.952508	0.123348	0.783949	0.783949	0.783949
	0.235065	0.092114	0.552175	2.459187	0.084426	0.709291	0.709291	0.709291
	—	—	0.567674	0.981303	0.169146	0.433871	0.433871	0.433871
	—	—	0.013497	0.009652	0.024154	0.008784	0.008784	0.008784

paragraph:	(f)(i)(A)	(f)(i)(B)	(f)(ii)(A)	(f)(ii)(B)	(f)(iii)(A)	(f)(iii)(B)	(f)(iii)(C)	(f)(iii)(D)

ID (Last 4 SSN/DOB)	Factor for 08/31/94 Company Indexed Accrued Benefit for Service up to 12/31/06	Factor for 08/31/94 Company Indexed Accrued Benefit for Service from 01/01/07 to 12/31/09	Factor for 1.0%/1.5% of Average Compensation for Service from 09/01/94 to 12/31/06	Factor for 1.0%/1.5% of Average Compensation for Service from 01/01/07 to 12/31/09	Factor applied to 12/31/2006 Cash Balance	Factor for 2007 Cash Balance Accrual	Factor for 2008 Cash Balance Accrual	Factor for 2009 Cash Balance Accrual

	—	—	0.846638	0.846852	0.581817	0.684875	0.684875	0.684875
	—	—	0.086509	1.081857	0.035607	0.439498	0.439498	0.439498
	—	—	0.365826	0.240766	0.317202	0.281319	0.281319	0.281319
	—	—	0.047663	0.092362	0.051944	0.076623	03076623	03076623
	—	—	0.417544	0.951402	0.568307	0.873429	0.873429	0.873429
	—	—	0.077896	0.961865	0.083130	0.593592	0.593592	0.593592
	—	—	0.123970	—	0.108089	—	—	—
	0.352079	0.081123	1.342181	2.229071	0.153487	0.654119	0.654119	0.654119
	0.151955	0.060147	0.534826	0.982022	0.040162	0.267969	0.267969	0.267969
	—	—	0.636896	1.136248	0.140655	0.411685	0.411685	0.411685
	—	—	0.600043	0.913678	0.474784	0.663998	0.663998	0.663998
	—	—	0.526994	0.621291	0.454438	0.502114	0.502114	0.502114
	—	—	0.048776	0.009953	0.017850	—	—	—
	—	—	0.043772	0.099318	0.091797	0.083633	0.083633	0.083633
	—	—	0.107534	0.263760	0.023241	0.098786	0.098786	0.098786
	—	—	0.231361	0.981171	0.070808	0.379007	0.379007	0.379007
	—	—	0.218108	0.321028	0.185860	0.219693	0.219693	0.219693
	—	—	0.208721	0.493638	0.049417	0.183390	0.183390	0.183390
	—	—	0.003290	0.000324	0.001405	—	—	—
	—	—	0.138953	0.439812	0.066331	0.220391	0.220391	0.220391
	0.161407	—	0.085203	—	0.151077	—	—	—
	—	—	0.097845	0.890468	0.056880	0.555118	0.555118	0.555118

SCHEDULE J: SPECIAL PROVISIONS APPLICABLE TO EMPLOYEES OF ACQUIRED ENTITIES

The provisions of this Schedule J shall apply to Employees who were formerly employed by entities that were acquired by the Company or an Affiliated Company and, to the extent specified, to Employees who are employed at such operations or facilities subsequent to the acquisition thereof.

Prior to January 1, 2005 the term “Entry Date” as used herein, shall mean the first day of every January, April, July and October. After January 1, 2005 employees enter the Plan following completion of one Year of Service in accordance with Article 2.01.

1.	Aviall, Inc.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 21, 1996 whose immediate prior service was with the Aviall, Inc. and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from May 21, 1996.

2.	Alpha Heat Treaters Division of Alpha-Beta Industries, Inc.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 30, 1998 whose immediate prior service was with the Alpha Heat Treaters Division of Alpha-Beta Industries, Inc. and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(c)	For purposes of determining Credited Service, he shall have Credited Service computed from April 30, 1998.

3.	Servus

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on August 1, 1998 whose immediate prior service was with Servus and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from August 1, 1998.

4.	Enertech

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on August 1, 1998 whose immediate prior service was with Enertech and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from August 1, 1998.

5.	Metallurgical Processing, Inc.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on July 1, 1999 whose immediate prior service was with Metallurgical Processing, Inc. and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from July 1, 1999.

6.	Teledyne Fluid Systems - Farris/Sprague

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on August 28, 1999 whose immediate prior service was with Teledyne Fluid Systems and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from August 28, 1999.

7.	EF Quality Heat Treating

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 14, 2000 whose immediate prior service was with EF Quality Heat Treating and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from December 14, 2000.

8.	Lau Defense Systems and Vista Controls

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on November 1, 2001 whose immediate prior service was with Lau Defense Systems or Vista Controls and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from November 1, 2001.

9.	Ironbound Heat Treating Company

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on November 5, 2001 whose immediate prior service was with Ironbound Heat Treating Company and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from November 5, 2001.

10.	Peerless Instrument Company

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on November 8, 2001 whose immediate prior service was with Peerless Instrument Company and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from November 8, 2001.

11.	Deltavalve USA, L.L.C.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 12, 2001 whose immediate prior service was with Deltavalve USA, L.L.C. and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from December 12, 2001.

12.	Bodycote Thermal Processing

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 19, 2001 whose immediate prior service was with Bodycote Thermal Processing and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from December 19, 2001.

13.	Penny & Giles Controls, Inc.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 1, 2002 whose immediate prior service was with Penny & Giles Controls, Inc. and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

	(b)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

	(c)	For purposes of determining Credited Service, he shall have Credited Service computed from April 1, 2002.

14.	Autronics Corp.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 1, 2002 whose immediate prior service was with Autronics Corp. and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

(b) For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(c) For purposes of determining Credited Service, he shall have Credited Service computed from April 1, 2002.

15.	Curtiss-Wright Electro-Mechanical Corp.

Notwithstanding any provision hereof to the contrary, no Employee who is employed by Curtiss-Wright Electro-Mechanical Corp., or any subsidiary or division thereof shall be eligible to become a Participant in this Plan.

16.	TAPCO

(a)

Notwithstanding any provision hereof to the contrary, no Employee who is employed by TAPCO International, Inc., or any subsidiary or division thereof shall be eligible to become a Participant in this Plan prior to November 1, 2004.

(b)

Effective as of October 1, 2004, an Employee at the operations and facilities acquired by the Company in its acquisition of TAPCO shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

17.	Collins Technologies

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on March 1, 2003 whose immediate prior service was with Collins Technologies and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

	(ii)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Collins Technologies, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

18.	Advanced Materials Process Corp.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on March 12, 2003 whose immediate prior service was with Advanced Materials Process Corp. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii).

		(ii)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Advanced Materials Process Corp., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b).

19.	E/M Coatings

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 2, 2003 whose immediate prior service was with E/M Coatings and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

		(ii)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of E/M Coatings, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

20.	Peritek Corp.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on August 1, 2003 whose immediate prior service was with Peritek Corp. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

		(ii)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Peritek Corp., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

21.	Systran Corp.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 1, 2003 whose immediate prior service was with Systran Corp. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

		(ii)	Such an Employee shall be 100% vested in his benefit as determined in accordance with Article 4.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Systran Corp., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

22.	Collins, Long Island (formerly referred to as Novatronics, Inc.)

(a)

Notwithstanding any provision hereof to the contrary, no Employee who is employed at operations or facilities acquired by the Company in its acquisition of Novatronics, Inc. shall be eligible to become a Participant in this Plan prior to September 1, 2005.

(b)

Effective as of September 1, 2005, an Employee at the operations and facilities acquired by the Company in its acquisition of Novatronics, Inc. shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.02. In computing the benefits accrued under Article 4.02, only Compensation earned on and after September 1, 2005 shall be counted.

(c)

For purposes of determining an Employee’s Vesting Years of Service, the Employee’s period of prior service with Novatronics, Inc. rendered prior to the date of acquisition shall be included. In computing such prior service, an Employee who is credited with at least one Hour of Service prior to July 1 of a calendar year shall receive one full Vesting Year of Service for that calendar year; otherwise no credit shall be credited for that calendar year.

23.	DY4 Systems, Inc.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on January 31, 2004 whose immediate prior service was with DY4 Systems, Inc. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

		(ii)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of DY4 Systems, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

24.	Everlube Products

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 2, 2004 whose immediate prior service was with Everlube Products and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

		(ii)	For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Everlube Products, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

25.	IMES Engineering, Inc.

(a)

Notwithstanding any provision hereof to the contrary, no Employee who is employed at any operations or facilities acquired by the Company in its acquisition of IMES Engineering, Inc. shall be eligible to become a Participant in this Plan.

(b)

Effective January 1, 2009, any Employee who is employed at any operations or facilities acquired by the Company in its acquisition of IMES Engineering, Inc. shall be eligible to participate in the Cash Balance Account as described in Article 4.

(c)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with IMES Engineering, Inc. immediately prior to its acquisition by Curtiss-Wright Corporation shall be included.

(d)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of IMES Engineering, Inc., who is not an Employee of IMES Engineering, Inc. on January 1, 2009 shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

26.	Nova Machine Products Corp.

Notwithstanding any provision hereof to the contrary, no Employee who is employed at any operations or facilities acquired by the Company in its acquisition of Nova Machine Products Corp. shall be eligible to become a Participant in this Plan.

Effective January 1, 2008, Nova Machine Products Corp. employees will be eligible to participate in the Cash Balance Account as described in Article 4.

27.	Trentec, Inc.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 24, 2004 whose immediate prior service was with Trentec, Inc. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii) For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Trentec, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

28.	Primagraphics

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 28, 2004 whose immediate prior service was with Primagraphics and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii) For purposes of determining Vesting Years of Service, his period of such prior service shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Primagraphics, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

29.	IMC Magnetics Corporation

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee whose immediate prior service was with IMC Magnetics Corporation and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, his or her period of such prior service determined from his or latest date of hire with IMC prior to its acquisition by Curtiss-Wright Corporation shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of IMC Magnetics Corporation, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

30.	Scientech LLC.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 9, 2007, whose immediate prior service was with Scientech LLC and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, his or her period of such prior service determined from his or latest date of hire with Scientech LLC prior to its acquisition by Curtiss-Wright Corporation shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Scientech LLC, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

31.	Valve Systems and Controls

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on June 1, 2007, whose immediate prior service was with Valve Systems and Controls and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, his or her period of such prior service determined from his or latest date of hire with Valve Systems and Controls prior to its acquisition by Curtiss-Wright Corporation shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Valve Systems and Controls, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

32.	Parylene Coating Services, Inc. (PCS)

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on September 3, 2008, whose immediate prior service was with Parylene Coating Services, Inc. (PCS) and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

		(ii)	For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Parylene

Coating Services, Inc. (PCS) prior to its acquisition by Curtiss-Wright Corporation shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Parylene Coating Services, Inc. (PCS), who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

33.	V-Metro

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on October 15, 2008, whose immediate prior service was with V-Metro and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of January 1, 2009, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with V-Metro prior to its acquisition by Curtiss-Wright Corporation shall be included.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of V-Metro, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

34.	Nu-Torque

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on January 16, 2009 whose immediate prior service was with Nu-Torque and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Nu-Torque immediately prior to its acquisition by Curtiss-Wright Corporation.

	(b)	Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Nu-Torque,

who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.”

35.	EST Group

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on March 6, 2009 whose immediate prior service was with EST Group and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of July 1, 2009, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with EST Group immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of EST Group, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

36.	Northeast Technology Corporation (NETCO)

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 15, 2009 whose immediate prior service was with Northeast Technology Corporation (NETCO) and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Northeast Technology Corporation (NETCO) immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Northeast Technology Corporation (NETCO), who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article

2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

37.	Modumend, Inc.

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on June 19, 2009 whose immediate prior service was with Modumend, Inc. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Modumend, Inc. immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Modumend, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

38.	Hybricon Corporation

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on June 1, 2010 whose immediate prior service was with Hybricon Corporation and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of October 1, 2010, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with Hybricon Corporation immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Company in its acquisition of Hybricon Corporation, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

SCHEDULE K 1: SPECIAL PROVISIONS FOR SUPPLEMENTAL CREDITS FOR PARTICIPANTS AFFECTED BY CERTAIN REDUCTIONS IN FORCE

1.	Target Rock Operations - August 1, 2000 through August 15, 2000

For each Participant employed at the Company’s Target Rock operations and whose employment with the Company is terminated between August 1, 2000 and August 15, 2000, in connection with or as a result of a reduction in force at the Target Rock operations, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits shall be determined as follows: an amount equal to the product of (i) 4/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years.

2.	Company-wide Operations - August 24, 2001 through November 17, 2001

For each Participant whose employment with the Company is terminated between August 24, 2001 and November 17, 2001, in connection with or as a result of the Company’s reduction in force program, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

3.	Corporate Headquarters, Farris, Gastonia, Shelby, Flight Systems – Miami, and Metal Improvement - Carlstadt: February 1, 2002 through March 29, 2002

For each Participant whose employment with the Company is terminated between February 1, 2002 and March 29, 2002, in connection with or as a result of the Company’s reduction in force program at the Corporate headquarters, and at Farris, Gastonia, Flight Systems – Miami, and Metal Improvement – Carlstadt operations, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

4.	Flight Systems – Shelby, Flight Systems – Lau/Vista, Flow Control – Target Rock, Metal Improvement, and Corporate Headquarters: August 29, 2002 through October 31, 2002

For each Participant whose employment with the Company is terminated between August 29, 2002 and October 31, 2002, in connection with or as a result of the Company’s reduction in force program at the Flight Systems – Shelby, Flight Systems – Lau/Vista, Flow Control – Target Rock, and Metal Improvement operations and at the Corporate headquarters, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

5.	Metal Improvement: June 6, 2003 through June 30, 2003

For each Participant whose employment with the Company is terminated between June 6, 2003 and June 30, 2003, in connection with or as a result of the Company’s reduction in force program at the Metal Improvement operations, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

6.	Controls – Pine Brook, NJ and Commercial Technologies: March 10, 2004 through April 9, 2004

For each Participant whose employment with the Company is terminated between March 10, 2004 and April 9, 2004, in connection with or as a result of the closure of the Controls – Pine Brook, NJ operations or the sale of the Commercial Technologies business unit, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

7.	Controls -- Synergy, San Diego, CA Business Unit: February 1, 2005 through April 15, 2005

For each Participant whose employment with the Company is terminated between February 1, 2005 and April 15, 2005, in connection with or as a result of the reduction in force at the Controls – Synergy, San Diego, CA business unit, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credit shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) the greater of (A) four or (B) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that for a Participant who is a nonexempt employee, the number taken into account for purposes of item (ii) shall not be less than the sum of (A) two, plus (B) his number of years of Service.

8.	Controls Embedded Computing San Diego and Santa Clarita CA and Littleton MA Business Units, and Controls Integrated Sensing, Long Beach CA Business Unit: January 12, 2006 through February 10, 2006

For each Participant whose employment with the Company is terminated between January 12, 2006 and February 10, 2006, in connection with or as a result of the Company’s reduction in force program at the Controls Embedded Computing, San Diego and Santa Clarita CA, and Littleton MA business units, and Controls Integrated Sensing, Long Beach CA business unit, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credit shall be determined as follows: an amount equal to the product of (i) 4/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 2 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 6 years for a Participant who is a nonexempt employee.

9.	Controls Embedded Computing San Diego and Santa Clarita CA and Littleton MA Business Units, and Controls Integrated Sensing, Long Beach CA Business Unit: April 25, 2006 through June 10, 2006

For each Participant whose employment with the Company is terminated between April 25, 2006 and June 10, 2006, in connection with or as a result of the Company’s reduction in force program at the Controls Embedded Computing, San Diego and Santa Clarita CA, Dayton, OH, Leesburg, VA and Littleton MA business units a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credit shall be determined as follows: an amount equal to the product of (i) 4/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 2 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 6 years for a Participant who is a nonexempt employee.

SCHEDULE K 2: SPECIAL VESTING PROVISIONS FOR PARTICIPANTS AFFECTED BY CERTAIN REDUCTIONS IN FORCE

1.	Target Rock Operations - August 1, 2000 through August 15, 2000

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Company is terminated between August 1, 2000 and August 15, 2000, in connection with or as a result of a reduction in force at the Target Rock operations shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

2.	Company-wide Operations - August 24, 2001 through November 17, 2001

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Company is terminated between August 24, 2001 and November 17, 2001, in connection with or as a result of the Company’s reduction in force program shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

3.	Corporate Headquarters, Farris, Gastonia, Shelby, Flight Systems – Miami, and Metal Improvement - Carlstadt: February 1, 2002 through March 29, 2002

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Company is terminated between February 1, 2002 and March 29, 2002, in connection with or as a result of the Company’s reduction in force program at Corporate headquarters, and at the Farris, Gastonia, Flight Systems – Miami, and Metal Improvement – Carlstadt operations shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

4.	Flight Systems – Shelby, Flight Systems – Lau/Vista, Flow Control – Target Rock, Metal Improvement, and Corporate Headquarters: August 29, 2002 through October 31, 2002

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Company is terminated between August 29, 2002 and October 31, 2002, in connection with or as a result of the Company’s reduction in force program at the Flight Systems – Shelby, Flight Systems – Lau/Vista, Flow Control – Target Rock, and Metal Improvement operations and at Corporate headquarters shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

5.	Metal Improvement: June 6, 2003 through June 30, 2003

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Company is terminated between June 6, 2003 and June 30, 2003, in connection with or as a result of the Company’s reduction in force program at the Metal Improvement operations shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

6.	Controls – Pine Brook, NJ and Commercial Technologies: March 10, 2004 through April 9, 2004

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Company is terminated between March 10, 2004 and April 9, 2004, in connection with or as a result of the closure of the Controls – Pine Brook, NJ operations or the sale of the Commercial Technologies business unit shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

7.	Controls -- Synergy, San Diego, CA Business Unit: February 1, 2005 through April 15, 2005

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Company is terminated between February 1, 2005 and April 15, 2005, in connection with or as a result of the reduction in force at the Controls - Synergy, San Diego, CA business unit, shall be 100% vested in his Escalating Annuity Benefit.

8.	Controls Embedded Computing San Diego and Santa Clarita CA and Littleton MA Business Units, and Controls Integrated Sensing, Long Beach CA Business Unit: January 12, 2006 through February 10, 2006

Notwithstanding any provisions hereof to the contrary, a Participant whose employment with the Company is terminated between January 12, 2006 and February 10, 2006, in connection with or as a result of the Company’s reduction in force program at the Controls Embedded Computing, San Diego and Santa Clarita CA, and Littleton MA business units, and Controls Integrated Sensing, Long Beach CA Business Unit shall be 100% vested in any Normal Retirement Benefit and any Escalating Annuity Benefit to which he or she may be eligible and entitled.

9.	Controls Embedded Computing San Diego and Santa Clarita CA and Littleton MA Business Units, and Controls Integrated Sensing, Long Beach CA Business Unit: April 25, 2006 through June 10, 2006

Notwithstanding any provisions hereof to the contrary, a Participant whose employment with the Company is terminated between April 25, 2006 and June 10, 2006, in connection with or as a result of the Company’s reduction in force program at the Controls Embedded Computing, San Diego and Santa Clarita CA, Dayton, OH, Leesburg, VA and Littleton MA business units, shall be 100% vested in any Normal Retirement Benefit and any Escalating Annuity Benefit to which he or she may be eligible and entitled.

EMD APPENDIX

CURTISS-WRIGHT CORPORATION
RETIREMENT PLAN
As Amended and Restated effective January 1, 2010

FIRST INSTRUMENT OF AMENDMENT

Recitals:

1.

Curtiss-Wright Corporation (the “Company”) has heretofore adopted the Curtiss-Wright Corporation Retirement Plan (the “Plan”) and has caused the Plan to be amended and restated in its entirety, effective as of January 1, 2010.

2.

The Plan consists of two separate components: the EMD Component, which applies to eligible employees of Curtiss-Wright Electro-Mechanical Corporation as provided in the EMD appendix to the Plan, and the CWC Component, which applies to other employees eligible to participate in the Plan.

3.	Subsequent to the most recent amendment and restatement of the Plan, the Company has decided to amend the CWC Component of the Plan for the following reasons:

	a.	To change the time for determining the applicable interest rate under Section 417(e) of the Internal Revenue Code;

	b.	To determine an employee’s prior service for vesting and eligibility purposes that is attributable to employment with an acquired entity;

c.

To allow eligible participants to accrue benefits under Article 6 of the Plan if they transfer to a position with a non-U.S. affiliated company and then transfer back to a position covered by the Plan;

	d.	To provide that nonunion participants will not earn benefits during a personal leave of absence beginning on or after January 1, 2011; and

e.

To reflect the terms of a new collective bargaining agreement covering employees of Metal Improvement Company, LLC – Addison Division that increases their benefit formula with respect to credited service earned on or after January 1, 2013.

4.

Subsequent to the most recent amendment and restatement of the Plan, the Company has decided to amend the EMD Component of the Plan to modify the provisions relating to indemnification of members of the Administrative Committee and other individuals performing fiduciary responsibilities with respect to the Plan.

5.	Sections 12.01 and 12.02 of the CWC Component and Section 18.A of the EMD Component permit the Company to amend the Plan, by written instrument, at any time and from time to time.

6.	Section 11.02(b) of the CWC Component and Section 12.B.2 of the EMD Component authorize the Administrative Committee to adopt certain Plan amendments on behalf of the Company.

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Amendment:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended, effective as of the dates indicated below, in the following respects.

The CWC Component of the Plan is amended as follows:

1.	Effective January 1, 2011, Section 1.23 of the CWC Component is amended in its entirety to read as follows:

1.23

“IRS Interest Rate” means, effective January 1, 2011, the annual rate of interest prescribed under Section 417(e)(3)(C) of the Code as determined for the fifth full calendar month preceding the applicable Stability Period, except as otherwise provided in paragraph (a) or (b) below.

(a)

For purposes of determining the amount of any lump sum payment with an Annuity Starting Date between January 1, 2011 and December 31, 2011, the IRS Interest Rate shall not be less than the annual rate of interest prescribed under Section 417(e)(3)(C) of the Code for December 2010.

(b)

For purposes of determining the annuity equivalent under Section 1.01(d) of either the Cash Balance Account or employee contributions plus interest for an Annuity Starting Date on or after January 1, 2011, the annuity benefit shall not be less than an amount calculated by converting the applicable lump sum amount as of December 31, 2010, plus interest credits (as determined pursuant to Section 4.03 or 6.06) up to the Annuity Starting Date, into an annuity by using the IRS Mortality Table and the annual rate of interest prescribed under Section 417(e)(3)(C) of the Code for the first full calendar month prescribing the applicable Stability Period.

2.	Effective January 1, 2011, Section 1.22 of the CWC Component is amended by adding the following paragraph at the end of this section:

To the extent that Schedule J provides for recognizing service with an acquired entity prior to an acquisition, hours of service with the acquired entity shall be credited as Hours of Service for purposes of this Section 1.22. Effective for acquisitions occurring on or after January 1, 2011, in the event that an Employee’s actual hours of service prior to the acquisition date cannot be determined on the basis of records maintained by the acquired entity, the Employee’s Hours of Service shall be determined by multiplying his scheduled work hours for the acquired entity times the number of full and partial pay periods completed during the relevant period.

3.	Effective January 1, 2011, Section 1.46 of the CWC Component is amended by adding the following paragraphs at the end of this section:

In any case where an Employee’s prior service with an acquired entity is included for purposes of determining his Vesting Years of Service, the Employee shall be credited with a Vesting Year of Service for each applicable calendar year (as defined below) in which he is credited with 1,000 or more Hours of Service with the acquired entity (as determined pursuant to Section 1.22). If any such Employee does not earn at least

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1,000 Hours of Service in the acquisition year (as defined below) after the acquisition date, the Employee shall also be credited with Hours of Service with the acquired entity for purposes of determining whether the Employee has earned a Vesting Year of Service for the acquisition year. In no event shall an Employee be credited with more than one Vesting Year of Service for any calendar year.

For purposes of this Section 1.46, the “acquisition year” means the calendar year in which the acquisition of the acquired entity occurs, and an “applicable calendar year” means the acquisition year and each prior calendar year that includes or follows the Employee’s most recent date of hire by the acquired entity.

4.	Effective January 1, 2011, Section 1.47 of the CWC Component is amended by adding the following sentence at the end of this section:

In any case where an Employee’s prior service with an acquired entity is included for purposes of determining whether he has completed a Year of Eligibility Service, the Employee shall be credited with Hours of Service with the acquired entity (as determined pursuant to Section 1.22).

5.	Effective January 31, 2010, Section 2.01 of the CWC Component is amended by adding the following paragraph (h):

(h) Notwithstanding paragraph (a), an Employee who transfers to a non-U.S. Affiliated Company shall be eligible to accrue benefits under Article 6 if:

(i) he is accruing benefits under Article 6 as of the transfer date; and

(ii) after January 31, 2010 and without any break in service, he transfers from the non-U.S. Affiliated Company to a position with the Company in which he is eligible to accrue benefits under the Plan.

Benefit accruals for any such Employee based on the period of employment after he again becomes an Employee shall be subject to the provisions of Article 16(e).

6.	Effective January 1, 2011, Section 2.03(c) of the CWC Component is amended in its entirety to read as follows:

(c)

Notwithstanding any provision of the Plan to the contrary and except as otherwise provided in this paragraph, an Employee’s period of Leave of Absence not otherwise included under paragraph (a) or (b) above shall be included for purposes of determining the Employee’s Vesting Years of Service and Years of Eligibility Service and the amount of his retirement benefits hereunder in accordance with Articles 4, 6, and 9 provided that the Employee returns to the employ of the Company at or before the expiration of the Leave of Absence. If the Employee receives credit for service under the preceding sentence, the Employee shall be deemed to have earned Compensation during the Leave of Absence at the rate of pay he was receiving immediately prior to his Leave of Absence. Notwithstanding the foregoing, in the case of an Employee whose

3

employment is not covered by a collective bargaining agreement, any period of leave beginning on or after January 1, 2011 that is classified by the Company as a personal leave of absence shall not be included for purposes of determining the amount of the Employee’s retirement benefits, and the Employee shall not be deemed to have earned any Compensation for such period of leave.

7.	Effective January 1, 2013, Section 9.02(a)(viii) of the CWC Component is amended by adding the following subparagraph (G) to read as follows:

(G)

With benefits commencing on or after January 1, 2013, $18.00 multiplied by his Years of Credited Service on or after January 1, 2013 for any pension payments due for months commencing on or after January 1, 2013.

8.	Effective January 31, 2010, Article 16(e) of the CWC Component is amended by adding the following sentence:

In the case of an Employee described in Section 2.01(h), any compensation paid by the non-U.S. Affiliated Company shall be excluded in determining the amount of his benefits under the Plan, and Average Compensation shall be determined pursuant to Section 1.06 by disregarding the Employee’s period of employment with the non-U.S. Affiliated Company.

The EMD Component of the Plan is amended as follows:

9.	Effective January 1, 2010, Section 12.H of the EMD Component is amended in its entirety to read as follows:

To the extent not compensated by insurance or otherwise, the Company shall indemnify and hold harmless each member of the Administrative Committee, and each partner and employee of the Company designated by the Administrative Committee to carry out any fiduciary responsibility with respect to the Plan, from any and all claims, losses, damages, expenses (including counsel fees approved by the Company) and liabilities (including any amount paid in settlement with the approval of the Company), arising from any act or omission of such member, or partner or employee, except where the same is judicially determined or is determined by the Company to be due to willful misconduct of such member or employee. No assets of the Plan may be used for any such indemnification.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

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IN WITNESS WHEREOF, this amendment has been executed on this _____ day of December, 2010.

Curtiss-Wright Corporation
Administrative Committee

By:

Date:

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